                                                             File Number 33-3233

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM S-6

                      POST-EFFECTIVE AMENDMENT NUMBER 13

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                    MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT
                    --------------------------------------
                                (Name of Trust)


                  The Minnesota Mutual Life Insurance Company
                  -------------------------------------------
                                  (Depositor)


            400 Robert Street North, St. Paul, Minnesota 55101-2098
           --------------------------------------------------------
                   (Depositor's Principal Executive Offices)


                              Dennis E. Prohofsky
             Senior Vice President, General Counsel and Secretary
                  The Minnesota Mutual Life Insurance Company
                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
                        -------------------------------
                              (Agent for Service)

                                   Copy to:
                             J. Sumner Jones, Esq.
                             Jones & Blouch L.L.P.
              1025 Thomas Jefferson Street, N.W., Suite 405 West
                            Washington, D.C. 20007

It is proposed that this filing will become effective (check appropriate box):
       immediately upon filing pursuant to paragraph (b) of Rule 485
   ---
       on (date) pursuant to paragraph (b) of Rule 485
   ---
       60 days after filing pursuant to paragraph (a)(i) of Rule 485
   ---
    X  on May 1, 1998 pursuant to paragraph (a)(i) of Rule 485
   ---
       this post-effective amendment designates a new effective date for a
   ---
       previously filed post-effective amendment



                     TITLE OF SECURITIES BEING REGISTERED:

                  Variable Adjustable Life Insurance Policies

                                MINNESOTA MUTUAL
                             VARIABLE LIFE ACCOUNT

                                       OF

                  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

                            CROSS REFERENCE TO ITEMS
                            REQUIRED BY FORM N-8B-2

N-8B-2 Item    Caption in Prospectus
-----------    ---------------------

     1.        Cover Page

     2. Cover Page; General Descriptions, The Minnesota Mutual Life Insurance Company, Variable Life Account

     3.        Not Applicable

     4.        Distribution of Policies

     5.        General Descriptions, Variable Life Account

     6.        General Descriptions, Variable Life Account

     7.        Not Applicable

     8.        Not Applicable

     9.        Legal Proceedings

    10. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy; Policy Charges; Voting Rights

    11. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy; General Descriptions, Advantus Series Fund, Inc.

    12. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy; General Descriptions, Advantus Series Fund, Inc.

    13. Detailed Information About the Variable Adjustable Life Insurance Policy; Policy Charges

    14. Detailed Information About the Variable Adjustable Life Insurance Policy, Adjustable Life Insurance; Applications and Policy Issue

    15. Detailed Information About the Variable Adjustable Life Insurance Policy, Policy Premiums

    16.        Not Applicable

    17. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy

    18. Advantus Series Fund, Inc. and Class 2 of the Templeton Developing Markets Fund

    19.        Voting Rights

    20.        Not Applicable

    21.        Not Applicable

    22.        Not Applicable

    23.        Not Applicable

    24.        Not Applicable

    25.        General Descriptions, The Minnesota Mutual Life Insurance Company

    26.        Not Applicable

    27.        General Descriptions, The Minnesota Mutual Life Insurance Company

    28.        Trustees and Principal Officers of Minnesota Mutual

    29.        General Descriptions, The Minnesota Mutual Life Insurance Company

    30.        Not Applicable

    31.        Not Applicable

    32.        Not Applicable

    33.        Not Applicable

    34.        Not Applicable

    35.        General Descriptions, The Minnesota Mutual Life Insurance Company

    36.        Not Applicable

    37.        Not Applicable

    38.        Distribution of Policies

    39.        Distribution of Policies

    40.        Not Applicable

    41.        Distribution of Policies

    42.        Not Applicable

    43.        Not Applicable

    44. Detailed Information About the Variable Adjustable Life Insurance Policy, Policy Values

    45.        Not Applicable

    46. Detailed Information About the Variable Adjustable Life Insurance Policy, Policy Loans, Surrender

    47.        Not Applicable

    48.        Not Applicable

    49.        Not Applicable

    50.        General Descriptions, Variable Life Account

    51. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy, Policy Charges

    52. Summary; General Descriptions, Variable Life Account; Advantus Series Fund, Inc.

    53.        Federal Tax Status

    54.        Not Applicable

    55.        Not Applicable

    56.        Not Applicable

    57.        Not Applicable

    58.        Not Applicable

    59.        Financial Statements

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

  PROSPECTUS

   VARIABLE ADJUSTABLE LIFE
           INSURANCE POLICY







                                     LOGO
This prospectus describes a Variable Adjustable Life Insurance Policy issued by The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"). It provides life insurance protection for the life of the insured so long as scheduled premiums are paid. Under some plans of insurance, the face amount of insurance may decrease or terminate during the life of the insured. The lowest annual base premium allowed for any plan of insurance is $300. The minimum face amount on a Policy is $50,000.

The Policy may be adjusted, within described limits, as to face amount, premium amount and the plan of insurance.

We assess certain charges under the Policy and these are fully described under the heading "Policy Charges" in this prospectus on page 30. The Policy also contains a cancellation right which is fully described under the heading "Free Look" in this prospectus on page 30.

Variable Adjustable Life policy values may be invested in a separate account of Minnesota Mutual called the Variable Life Account. Policy values may also be invested in a Minnesota Mutual general account option. The actual cash value of all Policies will vary with the investment experience of these options. The Variable Life Account, invests its assets in shares of Advantus Series Fund, Inc. and Class 2 of the Templeton Developing Markets Fund (the "Funds"). The Funds have seventeen Portfolios which are available to the Variable Life Account. They are: the Growth Portfolio; the Bond Portfolio; the Money Market Portfolio; the Asset Allocation Portfolio; the Mortgage Securities Portfolio; the Index 500 Portfolio; the Capital Appreciation Portfolio; the International Stock Portfolio; the Small Company Portfolio; the Value Stock Portfolio; the Small Company Value Portfolio; the Global Bond Portfolio; the Index 400 Mid-Cap Portfolio; the Macro-Cap Value Portfolio; the Micro-Cap Growth Portfolio; the Real Estate Securities Portfolio and the Templeton Developing Markets Fund. There is no minimum cash value associated with these variable sub-accounts.

The Variable Adjustable Life Policy provides two death benefit options: the Cash Option and the Protection Option. The Cash Option provides a guaranteed death benefit equal to the current face amount. Favorable investment returns, if any, will be reflected only in increased actual cash values, unless the policy value exceeds the net single premium for the then current face amount, at which time the death benefit will increase. The Protection Option provides a variable death benefit guaranteed to be at least equal to the current face amount. Favorable investment returns, if any, will be reflected primarily in increased life insurance coverage as well as increased actual cash values.

Replacing existing insurance with a Policy described in this prospectus may not be to your advantage.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO CURRENT PROSPECTUSES OF ADVANTUS SERIES FUND, INC. AND OF THE TEMPLETON DEVELOPING MARKETS FUND, A SERIES OF TEMPLETON VARIABLE PRODUCTS SERIES FUND. THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Minnesota Mutual Life Insurance Company
400 Robert Street North
St. Paul, MN 55101-2098

Ph 612/665-3500 (Ph 651/665-3500 after July 1, 1998)
http:/www.minnesotamutual.com

Dated: May 1, 1998

             TABLE OF CONTENTS

                                                                           Page
Summary...................................................................   1
Condensed Financial Information...........................................   8
General Descriptions
  The Minnesota Mutual Life Insurance Company.............................  10
  Variable Life Account...................................................  10
  Advantus Series Fund, Inc...............................................  10
  Templeton Variable Products Series Fund.................................  10
  Additions, Deletions or Substitutions...................................  11
  Selection of Sub-Accounts...............................................  12
  The Guaranteed Principal Account........................................  12
Detailed Information about the Variable Adjustable Life Insurance Policy
  Adjustable Life Insurance...............................................  13
  Policy Adjustments......................................................  16
  Applications and Policy Issue...........................................  20
  Policy Premiums.........................................................  21
  Policy Values...........................................................  24
  Death Benefit Options...................................................  27
  Policy Loans............................................................  28
  Surrender...............................................................  30
  Free Look...............................................................  31
  Conversion..............................................................  31
  Policy Charges..........................................................  31
  Other Policy Provisions.................................................  34
  Additional Benefits.....................................................  36
Other Matters
  Federal Tax Status......................................................  38
  Trustees and Principal Officers of Minnesota Mutual.....................  41
  Voting Rights...........................................................  42
  Distribution of Policies................................................  42
  Legal Matters...........................................................  43
  Legal Proceedings.......................................................  43
  Year 2000 Computer Problem..............................................  43
  Experts.................................................................  43
  Registration Statement..................................................  43
Special Terms.............................................................  44
Financial Statements of Minnesota Mutual Variable Life Account............  46
Financial Statements of The Minnesota Mutual Life Insurance Company.......  61
Appendix I-Illustrations of Policy Values, Death Benefits and Premiums....  84
Appendix II-Summary of Policy Charges.....................................  93
Appendix III-Illustration of Death Benefit Calculation....................  98
Appendix IV-Policy Loan Example...........................................  99
Appendix V-Example of Sales Load Computation.............................. 100
Appendix VI-Average Annual Returns........................................ 101
Appendix VII-S&P 500 Performance History.................................. 102
Appendix VIII-Range of Returns............................................ 103

                                                           SUMMARY
  The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant Policy features. This summary is not comprehensive and is qualified in its entirety by the more specific information contained elsewhere in this prospectus. Reference should be made to the heading "Special Terms" for the definitions of unfamiliar terms.

WHAT IS A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY?

  The Variable Adjustable Life Insurance Policy (the "Policy") described in this prospectus combines traditional insurance provisions, flexible administrative procedures and significant and useful market sensitive investment features. First and foremost, the Policy provides a guaranteed death benefit for the insured's lifetime so long as scheduled premiums are paid. In this respect, the Policy is similar to conventional whole life insurance. In addition, however, the Policy contains adjustment features which give you the flexibility to tailor the Policy to your individual requirements at issue and to adjust the Policy thereafter as your insurance needs change. Throughout the life of the insured, policy values are invested at your direction in the several portfolios of Advantus Series Fund, Inc., in Class 2 of the Templeton Developing Markets Fund (the "Funds") or in a Minnesota Mutual general account option. Such investment enables you to obtain market rates of return on your investment in the Policy in combination with guaranteed insurance protection.

  This prospectus describes two versions of the Variable Adjustable Life Insurance Policy, "VAL '87" and "VAL '95".

WHAT IS THE GUARANTEED DEATH BENEFIT?
  We guarantee that the face amount of insurance shown on the policy specification page will be paid on the death of the insured so long as you do not have policy indebtedness and all scheduled premiums have been paid. Some Policies will have a scheduled decrease in such guaranteed face amount at the end of the initial policy protection period. In such case, the time and amount of the decrease are also shown on the policy specification page. The importance of the guarantee is that adverse investment performance may never reduce your life insurance protection below the guaranteed amount. We impose a charge of 1.5 percent of premiums for providing this guarantee.

WHAT MAKES THE POLICY "ADJUSTABLE"?
  The Policy is termed "Adjustable" because it allows you the flexibility to custom-design your Policy at issue and thereafter to change or "adjust" your Policy as your insurance needs change. The three major components in designing your Policy are the level of premiums you wish to pay, the level of death benefit protection you need and the appropriate "plan" of insurance for you. You may choose any two of the three components--premium, face amount and plan-- and we will calculate the third component.
  Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose any level of premium or death benefit that you wish. Based on the premium and initial face amount you choose, we will calculate the tabular cash value which results from using the guaranteed mortality and assumed rate of return in the Policy. The pattern of tabular cash values and the resulting schedule of face amount and premiums define the guaranteed plan of insurance.
  The maximum plan of insurance available is one where the Policy becomes paid-up after the payment of ten annual premiums. A paid-up Policy is one for which no additional premiums are required to guarantee the face amount of insurance for the entire life of the insured, provided there is no policy indebtedness. Whole life plans may be suitable for individuals who wish to ensure lifetime coverage, without any scheduled reduction in face amount as described below, by the payment of relatively higher premiums and, in certain cases, for a lesser period of time, or who wish to accumulate substantial cash values by utilizing the investment features of the Policy.
  The minimum plan that we offer at original issue is a ten year protection Policy. If the insured's age at original issue is over 55, the minimum plan of protection will be less than ten years, as described in the table below:

                                                                  MINIMUM PLAN
  ISSUE AGE                                                        (IN YEARS)
  ---------                                                       ------------
     56                                                               9
     57                                                               8
     58                                                               7
     59                                                               6
60 or greater                                                         5

  A protection Policy is one which provides only a term plan of insurance, namely one with a stated face amount and premium level, providing a guaranteed face amount for a specified number of years, always less than for whole life. Absent an adjustment to a new plan, at the end of the initial protection period, there will be a scheduled reduction in the guaranteed face amount; that face amount will have a whole life plan of insurance, based on continued payment of your scheduled premiums. A protection plan requires the lowest initial level of premiums and offers the most insurance protection with the lowest investment element. The protection plan may be a suitable starting point for young policy owners who have not reached their peak earning years but who have substantial life insurance needs.
  For any given face amount of insurance, you may select a plan that falls anywhere between the minimum protection plan and the maximum ten premium payment whole life plan. The higher the premium you pay, the greater will be your cash value accumulation at any given time and therefore, for whole life plans, the shorter the period during which you need to pay premiums before your Policy becomes paid-up. For example, the table below shows the premium required for various plans for a standard non-smoker risk, male, age 40 at issue, insured with a $100,000 VAL '95 Policy.

                                                    ANNUAL
PLAN OF INSURANCE                                   PREMIUM
-----------------                                   -------
Minimum--10 year protection plan                    $  428
     30 year protection plan                        $  939
     Whole life plan                                $1,723
     Life paid-up at age 70                         $1,923
Maximum--10 year, limited payment, whole life plan  $3,833

  The flexibility described above with respect to designing your Policy to suit your needs at issue continues throughout the time the Policy remains in force by virtue of its adjustability features. As your insurance needs and personal circumstances change over the years, you may change, subject to the limitations described herein, the premium and face amount and thus the plan.

  Some limitations do apply to policy adjustments, and these limitations are more fully described in this prospectus. See the heading "Policy Adjustments" in this prospectus on page 15. Any policy adjustment for a change in premium must result in a change of the annual premium of at least $100 and any adjustment to a Policy's face amount generally must result in a change of the face amount of at least $5,000. Other than an automatic adjustment at the point when the face amount is scheduled to decrease, an automatic adjustment made under VAL '95 at the insured's age 70, or an adjustment to a zero or stop premium, an adjusted Policy must provide a level face amount of insurance to the next policy anniversary after the later of: (a) five years from the date of adjustment; or (b) ten years from the date of policy issue. If the insured's age at original issue is over 55, the adjusted Policy must provide a level face amount of insurance to the next policy anniversary after the later of: (a) five years from the date of adjustment; or (b) a certain number of years from the date of policy issue, based on the table below:

  ISSUE AGE                                                    NUMBER OF YEARS
  ---------                                                    ---------------
     56                                                              9
     57                                                              8
     58                                                              7
     59                                                              6
60 or greater                                                        5

WHAT MAKES THE POLICY "VARIABLE"?

  The Policy is termed "Variable" because unlike traditional whole life and universal life contracts which provide for accumulations of contract values at fixed rates determined by the insurance company, Variable Adjustable Life policy values may be invested in a separate account of ours called the Minnesota Mutual Variable Life Account ("Variable Life Account"), the sub-accounts of which invest in corresponding Portfolios of the Funds. Thus, your policy values invested in these sub-accounts will reflect market rates of return.

  The actual cash value of the Policies, to the extent invested in sub-accounts of the Variable Life Account, will vary with the investment experience of the sub-accounts of the Variable Life Account. These have no guaranteed minimum actual cash value. Therefore, you bear the risk that adverse investment performance may depreciate your investment in the Policy. At the same time, the Policy offers you the opportunity to have your actual cash value appreciate more rapidly than it would under comparable fixed benefit contracts by virtue of favorable investment performance. In addition, under some Policies, the death benefit will also increase and decrease (but not below the guaranteed amount) with investment experience.
  Those seeking the traditional insurance protections of a guaranteed cash value may allocate premiums to the guaranteed principal account. The guaranteed principal account is a general account option with a guaranteed accumulation at a fixed rate of interest. While it is more fully described in the Policy, additional information on this option may be found under the heading "The Guaranteed Principal Account" in this prospectus on page 11.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?

  The Variable Life Account invests in seventeen Portfolios of the Funds. These offer policy owners the opportunity to invest in stocks, bonds, mortgage securities and money market instruments. Policy owners who wish to actively manage the investment of their actual cash values may direct their funds to the Growth, Bond, Money Market, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, Real Estate Securities Portfolios and the Templeton Developing Markets Fund. We also offer an Asset Allocation Portfolio, which is designed to offer policy owners who do not wish to direct their investment the opportunity to have the Funds' investment advisers make the decisions concerning what percentages of the assets should be invested in stocks, bonds and money market instruments at any given time.

  The investment objectives and certain policies of these Portfolios of the Advantus Series Fund are as follows:
   The GROWTH PORTFOLIO seeks the long-term accumulation of capital. Current income, while a factor in portfolio selection, is a secondary objective. The Growth Portfolio will invest primarily in common stocks and other equity securities. Common stocks are more volatile than debt securities and involve greater investment risk.
   The BOND PORTFOLIO seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of capital. The Bond Portfolio will invest primarily in long-term, fixed-income, high-quality debt instruments. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.
   The MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with liquidity and the preservation of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.
   An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.
   The ASSET ALLOCATION PORTFOLIO seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. The Asset Allocation Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. The Asset Allocation Portfolio involves the risks inherent in stocks and debt securities of varying maturities and the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.
   The MORTGAGE SECURITIES PORTFOLIO seeks a high level of current income consistent with prudent investment risk. In pursuit of this objective the Mortgage Securities Portfolio will follow a policy of investment primarily in mortgage-related securities. Prices of mortgage-related securities will tend to rise and fall inversely with the rise and fall of the general level of interest rates.
   The INDEX 500 PORTFOLIO seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the Index, involve greater investment risk than debt securities. The fact that a stock has been included in the Index affords no assurance against declines in the price or yield performance of that stock.
   The CAPITAL APPRECIATION PORTFOLIO seeks growth of capital. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any equity investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.
   The INTERNATIONAL STOCK PORTFOLIO seeks long-term capital growth. In pursuit of this objective the International Stock Portfolio will follow a policy of investing in stocks issued by companies, large and small, and debt obligations of companies and governments outside the United States. Current income will be incidental to the objective of capital growth. The Portfolio is designed for persons seeking international diversification. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.
   The SMALL COMPANY PORTFOLIO seeks long-term accumulation of capital. In pursuit of this objective, the Small Company Portfolio will follow a policy of investing primarily in common and preferred stocks issued by small companies, defined in the terms of either market capitalization or gross revenues. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. Small companies will typically have a market capitalization of less than $1.5 billion or annual gross revenues of less than $1.5 billion.
   The VALUE STOCK PORTFOLIO seeks long-term accumulation of capital. The production of income through the holding of dividend paying stocks will be a secondary objective of the Portfolio. The Value Stock Portfolio will invest primarily in equity securities of companies which, in the opinion of the Portfolio's investment adviser, have market values which appear low relative to their underlying value or future earnings and growth potential.

   The SMALL COMPANY VALUE PORTFOLIO seeks the long-term accumulation of capital. The Portfolio will follow a policy of investing primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values which are low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Portfolio.

   The GLOBAL BOND PORTFOLIO seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in issuers located anywhere in the world.

   Prior to May 1, 1998, the Global Bond Portfolio was known as the International Bond Portfolio and pursued its objective by investing primarily in a managed portfolio of non-U.S. dollar debt securities issued by foreign governments, companies and supranational entities. Effective May 1, 1998, pursuant to a change in the investment practices of the Portfolio approved by the Board of Directors, the Portfolio will seek to achieve its investment objective by investing primarily in debt securities issued anywhere in the world. The investment objective of the Portfolio remains unchanged.

   The INDEX 400 MID-CAP PORTFOLIO seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index. The Portfolio pursues its investment objective by investing primarily in the 400 common stocks that comprise the Index, issued by medium sized domestic companies with market capitalizations that generally range from $200 million to $5 billion. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio.

   The MACRO-CAP VALUE PORTFOLIO seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and a price to book ratio that reflects a value orientation. The Portfolio seeks to enhance its total return relative to that of a universe of large-sized U.S. companies.

   The MICRO-CAP GROWTH PORTFOLIO seeks long-term capital appreciation. It pursues its objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million.

   The REAL ESTATE SECURITIES PORTFOLIO seeks above-average income and long-term growth of capital. It will pursue its objective by investing primarily in equity securities of companies in the real estate industry. The Portfolio seeks to provide a yield in excess of the yield of the Standard & Poor's 500 Composite Index.

  In addition to the investment in the Advantus Series Fund, the Variable Life Account invests in the Templeton Developing Markets Fund, a diversified portfolio with two classes of shares of the Templeton Variable Products Series Fund, a mutual fund of the series type.

  The investment objectives and certain policies of the Templeton Developing Markets Fund available under the Policy are as follows:

   The TEMPLETON DEVELOPING MARKETS FUND seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of issuers in countries having developing markets. Countries generally considered to have developing markets are all countries that are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing.

  There is no assurance that any Portfolio will meet its objectives. Additional information concerning the investment objectives, policies and risks of the Portfolios can be found in the current prospectuses for the Fund, which is attached to this prospectus.

HOW DO YOU ALLOCATE YOUR NET PREMIUMS?

  In your initial policy application, you indicate how you want your net premiums allocated among the guaranteed principal account and the sub-accounts of the Variable Life Account. All future net premiums will be allocated in the same proportion until you send us a written request to change the allocation. Similarly, you may transfer amounts from one sub-account to another by sending us a written request or by calling us.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?
  The Policy provides two death benefit options: the Cash Option and the Protection Option. Your choice will depend on whether you want favorable investment experience of amounts invested in sub-accounts of the Variable Life Account to be reflected in accelerated accumulations of actual cash value or in enhanced life insurance coverage. If investment performance is less than that assumed in the design of the Policy, the death benefit will still equal the current face amount.
  The Cash Option provides a fixed death benefit equal to the guaranteed face amount. Favorable investment returns, if any, will be reflected in increased actual cash values which will, on whole life plans, shorten the premium paying period. Only if and when the policy value exceeds the net single premium for the then current face amount will the death benefit vary.

  The Protection Option provides a variable death benefit from the issue date as well as variable actual cash values. Favorable investment returns will be reflected both in increased life insurance coverage and increased cash value accumulations, although any increases in actual cash values under the Protection Option will not be as great as under the Cash Option.

DO YOU HAVE ACCESS TO YOUR POLICY VALUES?
  Yes. Your actual cash value is available to you during the insured's lifetime. You may use the actual cash value to provide retirement income, as collateral for a loan, to continue some insurance protection if you do not wish to continue paying premiums or to obtain cash by surrendering your Policy in full or in part.
  You may also borrow up to 90 percent of your policy value as a policy loan. Each alternative may be subject to conditions described in the Policy or in this prospectus under the heading "Policy Values" on page 24 and certain transactions may have tax consequences as described under the heading "Federal Tax Status" on page 37.

WHAT CHARGES ARE ASSOCIATED WITH THE POLICY?
  We assess certain charges from each premium payment, from policy values and from the amounts held in the Variable Life Account. All of these charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the Policies, are fully described under the heading "Policy Charges" in this prospectus on page 30. Because of the significance of these charges in early policy years, prospective purchasers should purchase a Policy only if they intend to and have the financial capacity to keep it in force for a substantial period.
  Against base premiums we deduct a basic sales load of 7 percent and we may also deduct a first year sales load not to exceed 23 percent. We also deduct from premiums an underwriting charge, a premium tax charge of 2.5 percent and a face amount guarantee charge of 1.5 percent. Nonrepeating premiums are currently subject only to the premium tax charge.
  Against the actual cash value of a Policy we deduct an administration charge of $60 per year, a transaction charge for each Policy adjustment and a cost of insurance charge.
  Against the assets held in the Variable Life Account we assess a mortality and expense risk charge which is deducted from the Variable Life Account assets on each valuation date at an annual rate of .50 percent of the Variable Life Account average daily net assets.
  With VAL '87, a charge for sub-standard risks is deducted from the actual cash value of a Policy, With VAL '95, a charge for sub-standard risks is deducted from the premium.

  Advantus Capital Management, Inc., one of our subsidiaries, acts as the investment adviser to Advantus Series Fund and also deducts from the asset value of each Portfolio of the Fund a fee for its services which are provided under an investment advisory agreement. The investment advisory agreement provides that the fee shall be computed at a maximum annual rate of .4 percent of the Index 500 and Index 400 Mid-Cap Portfolios, .75 percent of the Capital Appreciation, Small Company, Value Stock and Small Company Value Portfolios,
1.0 percent of the International Stock Portfolio, .6 percent of the Global Bond Portfolio, .7 percent of the Macro-Cap Value Portfolio, 1.1 percent of the Micro-Cap Growth Portfolio and .5 percent of each of the remaining Portfolios' average daily net assets.
  For more information about the Fund, see the prospectus of Advantus Series Fund, Inc. which is attached to this prospectus.

  The Templeton Developing Markets Fund pays its investment adviser management fees at an annual rate of 1.25 percent of the Fund's average daily net assets. In addition, Class 2 of the Templeton Developing Markets Fund has a Rule 12b-1 plan and may pay up to 0.25 percent annually of the average daily net assets for distribution. For more information, see the Templeton Fund's prospectus.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?
  With respect to a Policy issued on the basis of a standard premium class, we believe that such a Policy should qualify as a life insurance contract for Federal income tax purposes. With respect to a Policy issued on a sub-standard basis, it is not clear whether or not such a Policy would qualify as a life insurance contract for Federal tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, the benefits under Policies described in this prospectus should receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed benefit life insurance policies. Thus, death proceeds payable under variable life insurance policies should be excludable from the beneficiary's gross income for Federal income tax purposes. It is also believed that you should not be in constructive receipt of the cash values of your Policy until actual distribution. See the heading "Federal Tax Status" in this prospectus on page 37.
  It should be noted, however, that under recent legislation the tax treatment described above relating to distributions is available only for policies not described as "modified endowment contracts." Policies described as modified endowment contracts are treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly cash value increases. However, any amounts received by the owner, such as dividends, cash withdrawals, loans and amounts received from partial or total surrender of the contract will be subject to the same tax treatment as amounts received under an annuity. Annuity tax treatment includes the ten percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the policy owner attains age 59 1/2, is attributable to the policy owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the policy owner or the joint lives of the policy owner and beneficiary.
  A determination as to whether a policy is a modified endowment contract and subject to this special tax treatment will require an examination of the premium paid in relation to the death benefit of the policy. A modified endowment contract results if the cumulative premiums during the first seven contract years exceed the sum of the net level premiums which would be paid under a seven-pay life policy. In addition, a policy which is subject to a material change will be treated as a new policy on the date that such a material change takes effect. A determination must be made at that time to test whether such a policy meets the seven-pay standard by taking into account the previously existing cash surrender value.

HOW DO YOU PURCHASE A POLICY?
  To be eligible to purchase a Policy the insured must be no more than age 85, satisfy our underwriting standards and the Policy must have a face amount of at least $50,000. The procedure to purchase a Policy is to complete an application, provide us with evidence of insurability satisfactory to us and pay your first scheduled premium. See the heading "Applications and Policy Issue" in this prospectus on page 19.
  For a limited time after your application for the Policy and delivery of it, the Policy may be returned for a refund of all premium payments within the terms of its "free look" provision. See the heading "Free Look" in this prospectus on page 30. Moreover, while the Policy is in force and the premiums fully paid and prior to the death of the insured, it may be converted to any adjustable life policy with a fixed death benefit and fixed cash values which we may then offer. On conversion, the issue age and risk class of the insured shall be as stated in this Policy. For VAL '95, this conversion privilege is only available during the first 24 months from the original policy date, but comparable fixed insurance coverage can be obtained after 24 months from the original policy date by transferring all of the policy value to the guaranteed principal account and thereafter allocating all premiums to that account.

                                  CONDENSED FINANCIAL INFORMATION
  The financial statements of The Minnesota Mutual Life Insurance Company and of Minnesota Mutual Variable Life Account may be found elsewhere in this prospectus.

  The table below gives per unit information about the financial history of each sub-account from the inception of each to December 31, 1997. This information should be read in conjunction with the financial statements and related notes of Minnesota Mutual Variable Life Account included in this prospectus.

                                                         YEAR ENDED DECEMBER 31,
                   ----------------------------------------------------------------------------------------------------
                      1997       1996       1995       1994       1993      1992      1991      1990     1989    1988
                   ---------- ---------- ---------- ---------- ---------- --------- --------- --------- ------- -------
 Growth Sub-Ac-
 count:
 Unit value at
 beginning of
 year                   $2.59      $2.22      $1.79      $1.79      $1.72     $1.65     $1.23     $1.24   $0.99   $0.86
 Unit value at
 end of year            $3.43      $2.59      $2.22      $1.79      $1.79     $1.72     $1.65     $1.23   $1.24   $0.99
 Number of units
 outstanding at
 end of year       19,284,419 16,176,371 12,822,494  9,964,217  6,671,352 3,703,167 1,251,845   511,276 257,995  98,047
 Bond Sub-Ac-
 count:
 Unit value at
 beginning of
 year                   $1.99      $1.95      $1.63      $1.72      $1.57     $1.48     $1.26     $1.18   $1.06   $0.99
 Unit value at
 end of year            $2.17      $1.99      $1.95      $1.63      $1.72     $1.57     $1.48     $1.26   $1.18   $1.06
 Number of units
 outstanding at
 end of year        9,679,443  7,366,222  5,340,539  3,659,230  2,240,344 1,281,711   654,954   484,684 247,525  93,351
 Money Market
 Sub-Account:
 Unit value at
 beginning of
 year                   $1.58      $1.52      $1.45      $1.40      $1.37     $1.34     $1.27     $1.19   $1.10   $1.04
 Unit value at
 end of year            $1.66      $1.58      $1.52      $1.45      $1.40     $1.37     $1.34     $1.27   $1.19   $1.10
 Number of units
 outstanding at
 end of year        4,323,601  4,082,791  3,509,791  2,920,337  1,849,721 1,167,590   536,680   341,717 141,494  41,617
 Asset Allocation
 Sub-
 Account:
 Unit value at
 beginning of
 year                   $2.50      $2.23      $1.79      $1.83      $1.73     $1.62     $1.26     $1.22   $1.02   $0.93
 Unit value at
 end of year            $2.96      $2.50      $2.23      $1.79      $1.83     $1.73     $1.62     $1.26   $1.22   $1.02
 Number of units
 outstanding at
 end of year       34,942,517 32,104,595 27,633,273 23,769,797 18,341,417 8,943,507 2,587,520 1,202,183 408,152 181,732
 Mortgage Securi-
 ties
 Sub-Account:
 Unit value at
 beginning of
 year                   $2.13      $2.03      $1.73      $1.80      $1.66     $1.56     $1.35     $1.24   $1.10   $1.00
 Unit value at
 end of year            $2.31      $2.13      $2.03      $1.73      $1.80     $1.66     $1.56     $1.35   $1.24   $1.10
 Number of units
 outstanding at
 end of year        4,464,617  4,175,648  3,616,256  3,250,971  2,419,453 1,471,984   555,964   241,631  95,633  32,351
 Index 500 Sub-
 Account:
 Unit value at
 beginning of
 year                   $2.93      $2.42      $1.78      $1.77      $1.62     $1.51     $1.17     $1.23   $0.95   $0.82
 Unit value at
 end of year            $3.86      $2.93      $2.42      $1.78      $1.77     $1.62     $1.51     $1.17   $1.23   $0.95
 Number of units
 outstanding at
 end of year       22,433,487 17,250,529 11,917,281  8,997,722  6,074,831 4,026,796 1,307,951   658,612 237,854  37,484

                                                            YEAR ENDED DECEMBER 31,
                        ------------------------------------------------------------------------------------------------------
                           1997       1996       1995       1994         1993        1992       1991     1990    1989    1988
                        ---------- ---------- ---------- ----------    ---------   ---------  --------- ------- ------- ------
 Capital Appreciation
 Sub-Account:
 Unit value at begin-
 ning of
 year                        $3.00      $2.56      $2.10      $2.06        $1.87       $1.79      $1.27   $1.30   $0.95  $0.89
 Unit value at end of
 year                        $3.82      $3.00      $2.56      $2.10        $2.06       $1.87      $1.79   $1.27   $1.30  $0.95
 Number of units out-
 standing at end of
 year                   22,986,605 19,778,274 16,587,673 12,929,134    9,082,661   5,053,453  1,689,614 802,456 181,898 74,444
 International Stock
 Sub-Account:
 Unit value at begin-
 ning of
 period                      $1.79      $1.50      $1.32      $1.33        $0.93       $1.00*
 Unit value at end of
 period                      $1.99      $1.79      $1.50      $1.32        $1.33       $0.93
 Number of units out-
 standing at end of
 period                 35,764,833 28,056,128 20,883,317 15,062,750    6,244,750   1,615,754
 Small Company Sub-
 Account:
 Unit value at begin-
 ning of
 period                      $1.69      $1.59      $1.21      $1.15        $1.00**
 Unit value at end of
 period                      $1.81      $1.69      $1.59      $1.21        $1.15
 Number of units out-
 standing at end of
 period                 27,207,371 19,918,050 13,089,758  7,074,933    1,261,521
 Value Stock Sub-Ac-
 count:
 Unit value at begin-
 ning of
 period                      $1.78      $1.37      $1.04      $1.00***
 Unit value at end of
 period                      $2.15      $1.78      $1.37      $1.04
 Number of units out-
 standing at end of
 period                 17,273,210  9,648,331  3,864,294    971,938

* The information for the sub-account is shown for the period May 1, 1992 to December 31, 1992. May 1, 1992 was the effective date of the 1933 Act Registration.

** The information for the sub-account is shown for the period May 3, 1993 to December 31, 1993. May 3, 1993 was the effective date of the 1933 Act Registration.

*** The information for the sub-account is shown for the period May 2, 1994 to December 31, 1994. May 2, 1994 was the effective date of the 1933 Act Registration.

             GENERAL DESCRIPTIONS

THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

  We are a mutual life insurance company organized in 1880 under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (612) 665-3500 (651-665-3500 after July 1, 1998). We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

VARIABLE LIFE ACCOUNT
  A separate account called the Minnesota Mutual Variable Life Account was established on October 21, 1985, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.
  We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Mutual and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.

  The Variable Life Account currently has seventeen sub-accounts to which policy owners may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

ADVANTUS SERIES FUND, INC.

  The Variable Life Account currently invests in Advantus Series Fund, Inc., a mutual fund of the series type. Prior to May 1, 1997, the name of the Fund was "MIMLIC Series Fund, Inc." Advantus Series Fund is registered with the Securities and Exchange Commission as a diversified, open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Fund. The Fund issues its shares, continually and without sales charge, only to us and certain of our separate accounts including the Variable Life Account. Shares are sold and redeemed at net asset value.

  Advantus Series Fund's investment adviser is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management") which, prior to May 1, 1997, served as investment adviser to the Fund. MIMLIC Management is a wholly-owned subsidiary of Minnesota Mutual. The same portfolio managers and other personnel who previously provided investment advisory services to the Fund through MIMLIC Management continue to provide the same services through Advantus Capital. It acts as an investment adviser to the Fund pursuant to an advisory agreement.

  While Advantus Capital acts as investment adviser to the Fund and its Portfolios, Winslow Capital Management, Inc., a Minnesota corporation with principal offices in Minneapolis, Minnesota, has been retained under an investment sub-advisory agreement to provide investment advice to the Capital Appreciation Portfolio of the Fund. Similarly, Templeton Investment Counsel, Inc., a Florida corporation with principal offices in Fort Lauderdale, has been retained under an investment sub-advisory agreement to provide investment advice to the International Stock Portfolio of the Fund. J.P. Morgan Investment Management Inc., a Delaware corporation with principal offices in New York, New York, has been retained under an investment sub-advisory agreement to provide investment advice for the Macro-Cap Value Portfolio of the Fund. Wall Street Associates, a California corporation with principal offices in La Jolla, California, has been retained under an investment sub-advisory agreement to provide investment advice for the Micro-Cap Growth Portfolio of the Fund. Julius Baer Investment Management Inc., a Delaware corporation with principal offices in New York, New York, has been retained under an investment sub-advisory agreement to provide investment advice for the Global Bond Portfolio of the Fund.

  The Fund currently has twenty investment Portfolios, sixteen of which are available to the Variable Life Account. A series of the Fund's common stock is issued for each Portfolio. The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of any other Portfolio.
  All dividends and capital gains distributions from the Portfolios are automatically reinvested in shares of that Portfolio at net asset value.
  For more information on the Fund and its Portfolios, see "Summary--What investment options are available?" in this prospectus and the prospectus of the Advantus Series Fund, Inc. which is attached to this prospectus.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

  In addition to the investments in Advantus Series Fund, the Variable Life Account invests in the Templeton Developing Markets Fund, a diversified portfolio of the Templeton Variable Products Series Fund, a mutual fund of the series type.

  Class 2 of the Templeton Developing Markets Fund pays 0.25 percent of the average daily net assets annually under a distribution plan adopted under Rule 12b-1 of the Investment Company Act of 1940. Amounts paid under the 12b-1 plan to us may be used for certain contract owner services or distribution activities.

  The investment adviser of Templeton Developing Markets Fund is Templeton Asset Management Ltd., a Singapore corporation. It is an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in the financial services industry. The Templeton organization has been investing globally since 1940 and, with its affiliates, provides investment management and advisory services to a worldwide client base. The investment adviser and its affiliates have offices worldwide.

ADDITIONS, DELETIONS OR SUBSTITUTIONS
  We reserve the right to add, combine or remove any sub-accounts of the Variable Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Variable Life Account. The addition of any investment option will be made available to existing policy owners on such basis as may be determined by us.
  We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Life Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing policy values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
  We reserve the right to transfer assets of the Variable Life Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and of the Securities and Exchange Commission.
  We also reserve the right, when permitted by law, to de-register the Variable Life Account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the policy owners, and to combine the Variable Life Account with one or more of our other separate accounts.

  Shares of the Portfolios of the Funds are also sold to other of our separate accounts, which are used to receive and invest premiums paid under our variable annuity contracts and variable life insurance policies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, the Funds' Boards of Directors intend to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, (3) changes in the investment management of any of the Portfolios of the Funds, or (4) differences in voting instructions between those given by policy owners and those given by contract owners.

SELECTION OF SUB-ACCOUNTS

  You must make a choice as to how your net premiums are allocated among the various sub-accounts. In choosing, you should consider how willing you might be to accept investment risks and the manner in which your other assets are invested. The sub-accounts represent a broad range of investments available in the marketplace.

  The common stock sub-accounts differ depending on the types of stocks that make up the account. The focus of each account varies by the size of company, growth or value style, and U.S. versus international markets. Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of long-term or short-term debt securities, even though common stocks have been subject to more dramatic changes in value over short periods of time. Accordingly, the common stock sub-accounts may be more desirable options for policy owners who are willing to accept such short-term risks. These risks tend to be magnified in the sub-accounts investing in more aggressive stocks, smaller company stocks and international stocks. As an alternative to the actively managed sub-accounts, index subaccounts are available which tend to match the risks and performance of those common stocks included in the underlying index.

  On the other hand, the experience of the recent past has been sharply divergent from the long-term historical record. Since 1980, short-term interest rates were, for a time, at a historically high level and for some period the prices of a diversified portfolio of equity securities were declining during a period when the cost of living was rising. The value of long-term bonds and mortgage securities have fallen and risen to a greater extent than in the past. Some policy owners, who desire the greatest safety of principal may prefer the money market sub-account, recognizing that the level of short-term rates may change rather rapidly. Some policy owners may wish to rely on Advantus Capital's judgment for an appropriate asset mix by choosing the asset allocation sub-account.

THE GUARANTEED PRINCIPAL ACCOUNT

  The guaranteed principal account is a general account option. You may allocate net premiums and may transfer your actual cash value subject to Policy limitations to the guaranteed principal account which is part of our general account.

  Because of exemptive and exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933, and the general account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed principal account nor any interest therein are subject to the provisions of these Acts, and we have been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed principal account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.
  This prospectus describes a Variable Adjustable Life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the sub-accounts of the Variable Life Account. For complete details regarding

                 DETAILED INFORMATION ABOUT THE
                 VARIABLE ADJUSTABLE LIFE INSURANCE POLICY the guaranteed principal account, please see the Variable Adjustable Life Policy.

GENERAL DESCRIPTION Our general account consists of all assets owned by us other than those in the Variable Life Account and any other separate accounts which we may establish. The guaranteed principal account is that portion of our general assets which is attributable to this Policy and policies of this class, exclusive of policy loans. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of contracts of this class. Allocations to the guaranteed principal account become part of our general assets and are used to support insurance and annuity obligations. Subject to applicable law, we have sole discretion over the investment of assets of the general account. Policy owners do not share in the actual investment experience of the assets in the general account.

  A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed principal account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers from the guaranteed principal account to the sub-accounts of the Variable Life Account are subject to certain limitations with respect to timing and amount.

GENERAL ACCOUNT VALUE We bear the full investment risk for amounts allocated to the guaranteed principal account and guarantees that interest credited to each policy owner's actual cash value in the guaranteed principal account will not be less than an annual rate of 4 percent without regard to the actual investment experience of the general account. Consequently, if a policy owner allocates all net premiums only to the guaranteed principal account, and if all scheduled premiums are paid when due, there is no policy adjustment, and we deduct the maximum cost of insurance charges and all other charges as set forth in this Policy, then the actual cash value will be at least equal to the tabular cash value of the Policy. We may, at our sole discretion, credit a higher rate of interest, "excess interest," although it is not obligated to credit interest in excess of 4 percent per year, and might not do so. Any interest credited on the Policy's actual cash value in the guaranteed principal account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The policy owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
  Even if excess interest is credited to the actual cash value in the guaranteed principal account, no excess interest will be credited to that portion of the policy value which is in the loan account in the general account. However, such loan account will be credited interest at a rate which is not less than the policy loan interest rate minus 2 percent per annum.

ADJUSTABLE LIFE INSURANCE

  This Policy is similar to our conventional life insurance product known as "adjustable life". This Policy, like conventional adjustable life insurance, permits you to determine the amount of life insurance protection you need and the amount of money you can afford to pay. Based on your selection of any two of the three components of a Policy--face amount, premium and plan--we will then calculate the third. Thus, adjustable life allows you the flexibility to custom-design a Policy to meet your needs. Theoretically, each Policy can be unique because of the different combinations of age, amount of life insurance protection and premium. In addition, adjustable life is designed to adapt to your changing needs and objectives by allowing you to change your Policy after issue. The face amount and premium level, and thus the plan of insurance, may be adjusted by you, subject to the limitations described herein, so long as the Policy remains in force.

FLEXIBILITY AT ISSUE The Policy offered by this prospectus provides the same type of flexibility found in conventional adjustable life. Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or face amount that you wish. This flexibility results in a broad range of plans of insurance. Generally speaking, a plan of insurance, when used with respect to the Policy, refers to the level of cash value accumulation assumed in the design of the Policy and, for whole life plans, the period of
13
coverage over which you will have to pay premiums.

  Whole life insurance plans provide life insurance in an amount at least equal to the initial face amount at the death of the insured whenever that occurs. Premiums may be payable for a specified number of years or for the life of the insured. Whole life insurance plans assume an eventual tabular cash value accumulation, at or before the insured's age 100, equal to the net single premium required for that face amount of insurance. The net single premium for a whole life insurance plan is the amount of money that is necessary, at the insured's attained age, to pay for all future guaranteed cost of insurance charges for the entire lifetime of the insured without the payment of additional premium. This determination assumes that the current face amount of the Policy will be constant and that the Policy will perform at its assumed rate of return.

  Protection insurance plans provide life insurance in an amount at least equal to the initial face amount for a specified period. Protection plans of insurance assume the exhaustion of the tabular cash value at the end of the initial protection period, except for the cash value associated with a residual amount of insurance coverage at the end of the initial protection period. Under this Policy, after that initial protection period, insurance coverage in a reduced amount is available on the life of the insured.

  The "greater" your plan of insurance, the larger the policy values you may expect to be available for investment in the Fund Portfolios, loans or partial surrenders and, for whole life plans of insurance, the shorter the period of time for which you will have to pay premiums. Under the Policy, the highest premium amount permitted at the time of issue, or the maximum plan of insurance, for a specific face amount is one which will provide a fully paid-up Policy after the payment of ten annual premium payments. A Policy becomes paid-up when its policy value is such that no further premiums are required to provide the face amount of insurance until the death of the insured, provided there is no policy indebtedness.

  Examples of whole life plans include Policies which become paid-up upon the payment of a designated number of annual premiums, such as ten pay life or twenty pay life, or Policies which become paid-up at a designated age of the insured, such as paid-up at 65. If you select a premium level for a specific face amount which would cause the Policy to become paid-up at other than a policy anniversary, you will be required to pay scheduled premiums until the policy anniversary immediately following the date the Policy is scheduled to become paid-up. The Policy will be issued with a scheduled increase in face amount to reflect the fact that the scheduled premiums were in excess of the premiums required to have a paid-up Policy for the initial face amount of coverage.

  If you select a premium amount which is less than the premium required for a whole life plan of insurance or, in other words, if you select a protection plan of insurance, premiums will be payable for the life of the insured or to age 100, but the guaranteed face amount of insurance provided by the Policy will not be level during the life of the insured. The initial face amount will be in effect until the Policy's tabular cash value, i.e., the cash value which is assumed in designing the Policy and which would be guaranteed in a conventional fixed-benefit policy, is exhausted. At that time a lower amount of insurance will become effective. This is called the scheduled reduction in face amount. The reduced face amount is calculated on the basis of the continued payment of the scheduled premiums and a whole life plan of insurance. The result is that the Policy, on issue, will have an initial guaranteed death benefit extending to a stated date; after that date, a lower death benefit is guaranteed for the life of the insured.

  At the time of the scheduled reduction in face amount, we will adjust your Policy as described in the policy adjustment section of this prospectus. If the policy value (the actual cash value plus the amount of any loan) is greater than the tabular cash value, the adjustment will result in either a smaller reduction in the face amount or a scheduled reduction in face amount occurring at a later date.
  For example, if a standard risk VAL '95 Policy were issued with a face amount of $100,000 and an annual premium of $926, the plan of insurance for a male non-smoker insured age 45 at issue would be full coverage until age 65, at which time the face amount would be reduced to $14,701 guaranteed for the whole of life. If we assume a hypothetical gross annual investment return of 8 percent, the Cash Option death benefit, current mortality charges, no loans, and no policy adjustments, the policy value of the Policy at age 65 would be $15,755. Based on this policy value, a whole life plan, and the continued payment of the $926 premium, the face amount would be reduced to $41,966 guaranteed thereafter for the whole of life.
  The table below shows the policy values and death benefits for the Policy described in the above example, if the scheduled reduction is allowed to occur, which is twenty years after issue.

                              SCHEDULED REDUCTION

                                                                               GUARANTEED
                                             POLICY            DEATH            MINIMUM
                                              VALUE           BENEFIT            DEATH
POLICY      ATTAINED         ANNUAL          END OF          BEGINNING         BENEFIT AT
 YEAR         AGE            PREMIUM          YEAR            OF YEAR            ISSUE
------      --------         -------         ------          ---------         ----------
   5           50             $926           $ 2,077         $100,000           $100,000
  10           55              926             5,866          100,000            100,000
  15           60              926            10,645          100,000            100,000
  20           65              926            15,755          100,000            100,000
  21           66              926            17,403           41,966             14,701
  22           67              926            19,160           41,966             14,701
  23           68              926            21,040           41,966             14,701
  24           69              926            23,057           41,966             14,701
  25           70              926            25,229           41,966             14,701

  Alternately, for the VAL '95 Policy above we will make a policy adjustment effective the same date as the scheduled reduction to maintain the $100,000 face amount and the $926 premium. The new guaranteed plan of insurance would be full coverage until age 74, at which time the face amount would be reduced to not less than $8,747, again with the face amount guaranteed for the whole of life.
  The following table shows the policy values and death benefits when a policy adjustment to maintain the initial face amount is automatically done after twenty years.

                               POLICY ADJUSTMENT

                                                                               GUARANTEED
                                             POLICY            DEATH            MINIMUM
                                              VALUE           BENEFIT            DEATH
POLICY      ATTAINED         ANNUAL          END OF          BEGINNING          BENEFIT
 YEAR         AGE            PREMIUM          YEAR            OF YEAR          ADJUSTMENT
------      --------         -------         ------          ---------         ----------
   5           50             $926           $ 2,077         $100,000           $100,000
  10           55              926             5,866          100,000            100,000
  15           60              926            10,645          100,000            100,000
  20           65              926            15,755          100,000            100,000
  21           66              926            16,742          100,000            100,000
  22           67              926            17,716          100,000            100,000
  23           68              926            18,678          100,000            100,000
  24           69              926            19,624          100,000            100,000
  25           70              926            20,558          100,000            100,000

  The lowest annual base premium allowed for any plan of insurance is $300. Subject to this limitation, the lowest premium you may choose for any specific amount of life insurance protection is a premium which will provide a level death benefit for a period which shall be the longer of ten years from the policy issue date or five years from the date of a policy adjustment. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years, as described in the table below:

                                                                  MINIMUM PLAN
 ISSUE AGE                                                         (IN YEARS)
-------------                                                     ------------
     56                                                                9
     57                                                                8
     58                                                                7
     59                                                                6
60 or greater                                                          5

  This is the minimum plan of insurance for any given face amount. The minimum initial face amount on a Policy is $50,000.

POLICY ADJUSTMENTS
  Adjustable life insurance policies allow an owner to change the premium, face amount or the plan of insurance of the Policy after it is issued. Subject to the limitations described more fully below, you can at any time change the face amount of your Policy or your scheduled premium. A change in scheduled premium or face amount will usually result in a change in the plan of insurance. Depending upon the change you request, the premium paying period may be lengthened or shortened for whole life plans or the plan may be converted from a whole life plan to a protection type plan which provides for a scheduled reduction in face amount at a future date. For Policies having a protection type plan, a change in face amount or premium may convert the Policy to a whole life plan by eliminating the scheduled decrease in face amount or it may change the time at which the decrease is scheduled to occur.

  Changes in premium, face amount or the plan of insurance are referred to as policy adjustments. They may be made singly or in combination with one another. There are also four other types of policy adjustments: (1) a partial surrender of a Policy's cash value; (2) an adjustment so that there are no further scheduled base premiums; (3) an automatic adjustment at the point when the face amount is scheduled to decrease; and (4) an automatic adjustment made under VAL '95 at the policy anniversary nearest the insured's age 70. When a Policy is adjusted, we compute a new plan of insurance, face amount or premium amount, if any. If a partial surrender of actual cash value is made, the Policy will be automatically adjusted to a new face amount which will be equal to the old face amount less the amount of the partial surrender, unless a different face amount is requested or required to satisfy the restrictions on adjustability described below. An adjustment providing for no further scheduled base premium payments, regardless of whether the Policy is paid-up, is also referred to as a "stop premium" mode and is described under the caption "Avoiding Lapse" on page 23 of this prospectus. At the point when the face amount is scheduled to decrease, an adjustment may be made to maintain the current face amount and premium of the Policy, as described on page 17. Certain adjustments may cause a Policy to become a modified endowment contract. See "Federal Tax Status" for a description of the federal tax treatment of modified endowment contracts.
  In computing either a new face amount or new plan of insurance as a result of an adjustment, we will make the calculation on the basis of the higher of the Policy's "policy value" or its "tabular cash value" at the time of the change. The "policy value" is the actual cash value of the Policy plus the amount of any policy loan, while the "tabular cash value" is what the actual cash value of the Policy would have been if all scheduled premiums were paid annually on the premium due date, there were no policy adjustments or policy loans, any percentage increase in the actual cash value matched the Policy's assumed rate of return, the net investment experience of the sub-accounts selected by the owner or the interest credited to the guaranteed principal account matched the policy's assumed rate of return, the maximum cost of insurance charges were deducted once at the end of the policy year and other charges provided for in the Policy were deducted. See, for a further description of these values, the sections "Policy Values" and "Variations in Death Benefit" in this prospectus on pages 24 and 27. If the policy value is higher than the tabular cash value, a policy adjustment will translate the excess value into enhanced insurance coverage, as either a higher face amount or an improved plan of insurance. If the policy value is less than the tabular cash value, use of the tabular cash value insures that the Policy's guarantee of a minimum death benefit is not impaired by the adjustment.
  Any adjustment will result in a redetermination of a Policy's tabular cash value. For a further discussion of the tabular cash value, see the heading "Variations in Death Benefit" in this prospectus on page 27. After adjustment, the tabular cash value shall be equal to the greater of the policy value or the tabular cash value prior to that adjustment, plus any nonrepeating premium paid at the time of the adjustment and minus the amount of any partial surrender made at the time of the adjustment.

  On adjustment, you may request a new Policy face amount. In the absence of instructions to the contrary, we will calculate the face amount after adjustment depending on the Policy's death benefit option, the type of adjustment, and whether the Policy is a VAL '95 or a VAL '87. With both VAL '87 and VAL '95, if the Policy has the Cash Option death benefit the new face amount will be equal to the face amount of the Policy less the amount of any partial surrender made as part of the adjustment. With a VAL '87 Policy with the Protection Option death benefit and with the Amended VAL '95 Protection Option after age 70, the face amount after adjustment shall be equal to the death benefit provided by the Policy immediately prior to the adjustment less the amount of any partial surrender made as part of the adjustment. With a VAL '95 Policy with the Protection Option death benefit before age 70, the face amount after adjustment will be equal to the face amount of the Policy immediately prior to the adjustment.

  To illustrate the operation of an adjustment, consider a standard risk VAL '95 Policy issued with a face amount of $100,000 and an annual premium of $926 to a male non-smoker insured age 45. If we assume a hypothetical gross annual investment return of 8 percent, the Protection Option death benefit, current mortality charges, no loans, and no policy adjustments, the policy value of the Policy at age 50 would be $2,062 and the Policy's tabular cash value would be $1,680. Assume the owner requests a policy adjustment to increase the scheduled premium to $1,500, but does not specify the face amount. As described above, we compare the policy value less the charge on adjustment to the tabular cash value to determine the policy value to be used in the plan of insurance calculation. In this example, the policy value (less the charge on adjustment) is greater than the tabular cash value, so the policy value is used. The tabular cash value is then set equal to the policy value. The policy adjustment would therefore result in a face amount of $100,000, a scheduled premium of $1,500, and a plan of insurance of full coverage until age 74, at which time the face amount would be scheduled to reduce to $14,937.
  The table below shows the tabular cash values, policy values and death benefits for the first ten years of the example described.

                              END OF YEAR
POLICY   ATTAINED   ANNUAL      TABULAR     END OF YEAR    BEGINNING OF YEAR
 YEAR      AGE      PREMIUM   CASH VALUE    POLICY VALUE     DEATH BENEFIT
------   --------   -------   -----------   ------------   -----------------
   1        46      $  926      $    0         $   13          $100,000
   2        47         926         437            474           100,013
   3        48         926         865            942           100,474
   4        49         926       1,280          1,472           100,942
   5        50         926       1,680          2,062           101,472
   6        51       1,500       2,842          2,910           102,062
   7        52       1,500       3,766          4,020           102,910
   8        53       1,500       4,684          5,246           104,020
   9        54       1,500       5,591          6,581           105,246
  10        55       1,500       6,477          8,017           106,581

  All of these changes may be accomplished under a single Policy. There is no need to surrender the Policy or purchase a new one simply because of a change in your insurance needs. Whenever adjustments are made, new policy information pages will be provided. These pages state the new face amount, scheduled premium, plan of insurance, attained age and tabular cash value.
NONREPEATING PREMIUMS The Policy also allows a policy owner to pay a premium called a nonrepeating premium. This payment of premium is in addition to the scheduled premium payments called for by the terms of the Policy. While the payment of a nonrepeating premium does not cause an adjustment to the Policy, any such payment will be reflected in the tabular cash value of the Policy at issue or upon any later adjustment. The payment of a nonrepeating premium will increase the policy values you have available for investment in the Fund. With VAL '95, we may impose additional restrictions or refuse to permit nonrepeating premiums in our discretion.
RESTRICTIONS ON ADJUSTMENTS Adjustments can be made on any monthly anniversary of the policy date. You may request a policy adjustment by completing an application for adjustment. Adjustments will not apply to any additional benefit agreements which are attached to your Policy. Any adjustment will be effective on the date that it is approved by us and recorded at our home office.
  An adjustment must satisfy certain limitations on premiums, face amount and plan. Other limitations on adjustments and combinations of adjustments may also apply. The current limits on adjustments are those described here. We reserve the right to change these limitations from time to time.
  An adjustment may not result in more than a paid-up whole life plan for the then current face amount. After age 85, increases in face amount requiring evidence of insurability will not be allowed.
  Any adjustment for a change of premium must result in a change of the annual premium of at least $100. Currently, we will waive this limitation for changes in premium which are the result of a face amount change under the Cost of Living Agreement. Any adjustment involving an increase in premium may not result in a whole life plan of insurance requiring the payment of premiums for less than ten years or to age 100, if less. In addition, any Policy adjustment, other than a change to a stop premium, must result in a Policy with an annual base premium of at least $300.
  Any adjustment for a change of the face amount must result in a change of the face amount of at least $5,000, except for face amount changes which are the result of a Cost of Living Agreement change, a partial surrender under the Policy or face amount changes which are required to satisfy limitations pertaining to plans of insurance.

  After adjustment, other than an automatic adjustment at the point when the face amount is scheduled to decrease, an automatic adjustment made under VAL '95 at the insured's age 70, or adjustment to stop premium, the Policy must provide a level face amount of insurance to the next policy anniversary after the later of: (a) five years from the date of adjustment; or (b) ten years from the date of issue. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years from the policy issue date, as described on page 14. An automatic adjustment at the point when the face amount is scheduled to decrease or an adjustment to stop premium requires that a Policy have an actual cash value at the time of the adjustment as would be sufficient to keep the Policy in force until the next policy anniversary.
  As an example of the operation of the plan limitation on policy adjustment, assume a minimum plan VAL '95 Policy issued to a standard non-smoker risk male at age 40 with a level face amount of $100,000 for a period of ten years (until age 50) on a protection type plan for an annual premium of $428. Assume also that the Policy has a policy value equal at all times to its tabular cash value. If at the end of five years (at age 45) the policy owner wished to decrease the premium so as to reduce the period before a scheduled reduction in face amount took place from age 50 to age 49, the adjustment would not be allowed because a face amount decrease at age 49 would be only four years from the date of the policy adjustment, and nine years from the date of issue. On the other hand, if the owner wished to postpone a scheduled reduction in face amount until age 65 by increasing the premium of the Policy to $835 for the same initial face amount, the adjustment would be permitted because the face amount decrease would occur 25 years from the original issue date and 20 years from the date of adjustment, both periods of time which are within the policy adjustment limitations on plans of insurance.
  The plan limitations apply for each type of adjustment. Consider a situation similar to the one above except that the Policy has an initial face amount of $200,000. In that case the annual premium for a minimum plan of ten years (before the scheduled reduction in face amount) would be $800. If the policy owner wished to make a partial surrender of $500 at the end of five years, the surrender would not be permitted without either an increase in premium or a further reduction in face amount, since the annual premium of $800 would support the adjusted face amount of $199,500 for only two more years from the point of adjustment. This resulting plan would be less than the minimum plan of five years. If the owner elected to increase the premium in order to maintain the new face amount of $199,500, the new premium would have to be sufficient to continue the new face amount for an additional five years from the policy adjustment date.

  Similarly, if the owner requested a reduction in face amount below $199,500 in order to satisfy the limitations pertaining to plans of insurance, the new face amount would have to continue for an additional five years, which is ten years from the date the Policy was issued. As indicated, a face amount change made for the purpose of bringing an adjustment into compliance with the plan limitation will not be subject to the usual minimum face amount change requirement of $5,000. A partial surrender may often require a reduction in face amount by more than the amount of the surrender in order to satisfy plan limitations.

PROOF OF INSURABILITY All adjustments resulting in an increase in face amount require proof of insurability except for increases made pursuant to an additional benefit agreement. In addition, except for partial surrenders to pay substandard risk premiums, proof of insurability is required for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount or premium and increases in premium not resulting in any increase in death benefit do not require evidence of insurability. With VAL '87, the payment of a nonrepeating premium will require evidence of insurability when the Protection Option death benefit option is in effect or if the Policy is paid-up at the time of payment. With VAL '95, we may require evidence of insurability when a nonrepeating premium is paid if the death benefit of your Policy increases as a result of the payment of a nonrepeating premium.
CHARGES IN CONNECTION WITH POLICY ADJUSTMENTS In connection with a policy adjustment, we will make a special $25 charge to cover the administrative costs associated with processing the adjustment. If, however, the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered. In addition, because of the underwriting and selling expenses anticipated for any change resulting in an increase in premium, we will assess a new first year sales load on any increase in premium on adjustment. We will also assess an underwriting charge on any increase in face amount requiring evidence of insurability. See, for a further description of these charges, the section "Policy Charges" in this prospectus on page 30. Limiting the first year sales load and underwriting charge to the increased premium or face amount is in substance the equivalent of issuing a new Policy for the increase. A policy adjustment will always be more favorable than the purchase of a second Policy for the increased amount since there is no duplication of administrative charges.

  The chart below illustrates the kinds of changes that may be made as a policy adjustment and the effect of each.

IF YOU MAKE THIS                      IT WILL DO THIS:
KIND OF
ADJUSTMENT,


 If
 you . . .

  Decrease the current                               then: a scheduled decrease
  face amount..........  while the premium remains   in the current face amount,
  or                     the same................... if any, will take place at
  Retain the current                                 an increased age of the
  face amount..........  while the premium increases insured; a scheduled decrease in the face amount
                                                     will be eliminated; or the
                                                     premium paying period will
                                                     be shortened.

-------------------------------------------------------------------------------

 If you . . .

  Increase the current                               then: a scheduled decrease
  face amount..........  with no increase in premium in the current face amount,
  or                                                 if any, will take place at
  Retain the current                                 a decreased age of the
  face amount..........  while the premium           insured; a scheduled
  or                     decreases.................. decrease in the face amount
  Make a partial                                     will occur; or the premium
  surrender............  while the premium and face  paying period will be amount remain the same..... lengthened.

-------------------------------------------------------------------------------

  If you . . .
  Stop base premium....  while the face amount       then: a scheduled decrease
                         remains the same........... in the current face amount, if any, will take place at a
                                                     decreased age of the insured
                                                     and no insurance will be
                                                     provided after the decrease;
                                                     or, a scheduled decrease in the
                                                     face amount will occur.
                                                     However, for VAL '95, you must
                                                     continue to pay the charge for
                                                     a sub-standard risk, or your
                                                     Policy will lapse.

  You may request a description of the effect of other types or combinations of adjustments from us.

APPLICATIONS AND POLICY ISSUE
  Persons wishing to purchase a Policy must send a completed application to us at our home office. The minimum face amount we will issue on a Policy is $50,000 and we require an annual base premium on each Policy of at least $300. The minimum plan of insurance at policy issue is a protection plan which has a level death benefit for a period of ten years. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years from the Policy issue date, as described on page 14. The Policy must be issued on an insured no more than age 85. Before issuing any Policy, we require evidence of insurability satisfactory to us, which in some cases will require a medical examination. Persons who satisfy the underwriting requirements are offered the most favorable premium rates, while a higher premium is charged to persons with a greater mortality risk. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.
  If we accept an application, accompanied by a check for all or at least one-twelfth of the annual premium, the policy date will be the issue date, which is the date the decision to accept the application and issue the Policy is made. The policy date will be used to determine subsequent policy anniversaries and premium due dates.
  If we accept an application not accompanied by a check for the initial premium, a Policy will be issued with a policy date which is 15 days after the issue date. The 15 day period has been determined to be the normal time during which delivery of the Policy to the policy owner is expected to occur. We or our agent must receive the initial premium within 60 days after the issue date. No life insurance coverage is provided until the initial premium is paid. If the initial premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. Therefore, in such circumstance you should consider requesting a current policy date, i.e., the date on which our home office receives the premium. You will be sent updated policy pages to reflect the change in policy date. This request should be made at or prior to the time you pay the initial premium.
  In certain circumstances it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age on which premium rates are based. In that case, all premiums due between the issue date and the date of delivery of the Policy must be paid on delivery.
  When the Policy is issued, the face amount, premium, tabular cash values and a listing of any supplemental agreements are stated on the policy information pages of the policy form, page 1.

POLICY PREMIUMS
  The Policies have a level premium throughout the life of the insured or until the Policy becomes paid-up. We guarantee that we will not increase the amount of premiums for a Policy in force. Subject to the limitations discussed under the heading "Restrictions on Adjustments" in this prospectus on page 16, you may choose to adjust the Policy at any time and alter the amount of future premiums.
  In addition to scheduled premiums, you may pay a nonrepeating premium. For VAL '95, we may refuse to accept a nonrepeating premium. The maximum nonrepeating premium we will accept is the amount sufficient to change your Policy to a paid-up whole life policy for the then current face amount. The minimum nonrepeating premium is $500. We will waive this minimum amount for nonrepeating premiums if you make arrangements for the payment of a nonrepeating premium through an automatic bank check plan and the amount of each such payment under that plan is an amount of at least $200. We will bill for nonrepeating premiums in connection with Policies having a minimum base premium of at least $2,400. The minimum nonrepeating premium in those circumstances remains at $500. With VAL '95 we may impose additional restrictions or refuse to permit nonrepeating premiums in our discretion.
  The payment of a nonrepeating premium may have Federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 37.
  The amount of premium required for a Policy will depend on the Policy's initial face amount, the plan of insurance, the insured's age at issue, sex, risk classification, smoking status and the additional benefits associated with the Policy.
  The first premium is due as of the policy date and must be paid on or before the date your Policy is delivered. Between the date we receive an initial premium for the Policy, either a full first premium or a partial premium, and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a conditional insurance agreement. All scheduled premiums after the first premium are payable on or before the date they are due and must be mailed to us at our home office. In some cases, you may elect to have premiums paid automatically under our automatic bank check plan through pre-authorized transfers from a bank checking account or such other account as may be approved by your bank.
  Scheduled premiums on the Policy are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on the due dates set forth in the Policy. For this purpose, a scheduled premium may be paid no earlier than twenty days prior to the date that it is due. For premiums paid after the due date, see the paragraph following the heading "Lapse" in this section of the prospectus.
  With VAL '87, charges for additional benefits are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and nonrepeating premiums, to calculate net premiums. With VAL '95, charges for additional benefits and for sub-standard risks are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and nonrepeating premiums to calculate net premiums.
  Net premiums, namely premiums after the deduction of the charges assessed against premiums and nonrepeating premiums, are allocated to the guaranteed principal account or sub-accounts of the Variable Life Account which, in turn, invest in Fund shares.
  You make your selection on your application for the Policy. You may change your allocation instructions for future premiums by giving us a written request. The allocation to the guaranteed principal account or to any sub-account of the Variable Life Account must be at least 10 percent of the net premium. We reserve the right to delay the allocation of net premiums to named sub-accounts for a period of 30 days after Policy issue or an adjustment. If we exercise this right, net premiums will be allocated to the Money Market sub-account until the end of that period. This right, which has not been implemented to date, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce market risk during the free look period.
  We reserve the right to restrict the allocation of premiums to the guaranteed principal account. If we do so, no more than 50 percent of the net premium may be allocated to the guaranteed principal account. Currently, we do not exercise such a restriction, and this restriction is not applicable when you are allocating all of your premiums to the guaranteed principal account as a conversion privilege.


PAID-UP POLICIES A Policy is paid-up when no additional premiums are required to provide the face amount of insurance for the life of the insured. We may or may not accept additional premiums. When a Policy becomes paid-up, the policy value will then equal or exceed the net single premium needed to purchase an amount of insurance equal to the face amount of the Policy at the insured's then attained age. However, its actual cash value will continue to vary daily to reflect the investment experience of the Variable Life Account and any interest credited as a result of a policy loan. Once a Policy becomes paid-up, it will always retain its paid-up status regardless of any subsequent decrease in its policy value. However, on a paid-up Policy with indebtedness, where the actual cash value decreases to zero, a loan repayment may be required to keep the Policy in force. See the discussion in this prospectus under the heading "Policy Loans," below.

  We will make a determination on each policy anniversary as to whether a Policy is paid-up. When a Policy becomes paid-up, we will send you a notice.

LAPSE Your Policy may lapse in one of two ways: (1) if a scheduled premium is not paid; or (2) if there is no actual cash value when there is a policy loan.
  As a scheduled premium policy, your Policy will lapse if a premium is not paid on or before the date it is due or within the 31-day grace period provided by the Policy. You may pay that premium during the 31-day period immediately following the premium due date. Your premium payment, however, must be received in our home office within the 31-day grace period. The insured's life will continue to be insured during this 31-day period.
  With VAL '95, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled premium equal to the charge for such risk will continue to be payable notwithstanding the adjustment to a stop premium mode. As with any scheduled premium, failure to pay the premium for the sub-standard risk within the grace period provided will cause the Policy to lapse.

  If scheduled premiums are paid on or before the dates they are due or within the grace period, absent any policy loans, the Policy will remain in force even if the investment results of the sub-accounts have been so unfavorable that the actual cash value has decreased to zero. However, should the actual cash value decrease to zero while there is an outstanding policy loan the Policy will lapse, even if the Policy was paid-up and all scheduled premiums had been paid.
  If the Policy lapses because not all scheduled premiums have been paid or if a Policy with a policy loan has no actual cash value, we will send you a notice of default that will indicate the payment required to keep the Policy in force on a premium paying basis. If the payment is not received within 31 days after the date of mailing the notice of default, the Policy will terminate or the nonforfeiture benefits will apply. For more information on lapse, see "Avoiding Lapse" on page 23.
  If at the time of any lapse a Policy has a surrender value, that is, an amount remaining after subtracting from the actual cash value all unpaid policy charges, it will be used to purchase extended term insurance. The extended term benefit is a fixed life insurance benefit calculated on the 1980 Commissioners Standard Ordinary Mortality Tables with 4 percent interest. As an alternative to the extended term insurance, you may have the surrender value paid to you in a single sum payment, thereby terminating the Policy. Unless you request a single sum payment of your surrender value within 62 days of the date of the first unpaid premium, we will apply it to purchase extended term insurance on the insured's life.
  The duration of the extended term benefit is determined by applying the surrender value of your Policy as of the end of the grace period as a net single premium to buy fixed benefit term insurance. The extended term benefit is not provided through the Variable Life Account and the death benefit will not vary during the extended term insurance period. The amount of this insurance will be equal to the face amount of your Policy, less the amount of any policy loans at the date of lapse. During the extended term period a Policy has a surrender value equal to the reserve for the insurance coverage for the remaining extended term period. At the end of the extended term period all insurance provided by your Policy will terminate and the Policy will have no further value.

  You may arrange for automatic premium loans to keep the Policy in force in the event that a scheduled premium payment is not made. For more information on this option, please see the heading "Policy Loans" in this prospectus on page 28.
REINSTATEMENT At any time within three years from the date of lapse you may ask us to restore your Policy to a premium paying status unless the Policy terminated because the surrender value has been paid or the period of extended insurance has expired. We will require:
(1) your written request to reinstate the Policy;
(2) that you submit to us at our home office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime; and

(3) at our option a premium payment which is equal to all overdue premiums with interest at a rate not to exceed 6 percent per annum compounded annually and any policy loan in effect at the end of the grace period following the date of default with interest at a rate not exceeding 8 percent per annum compounded annually. At the present time we do not require the payment of all overdue premiums, or the payment of interest on reinstated loans.

  After a lapse and reinstatement, the reinstated Policy may be adjusted. The standard minimum requirements for adjustments will continue to apply, as described under the section "Restrictions on Adjustments" in this prospectus on page 17.

AVOIDING LAPSE If your Policy has sufficient loan value, you can avoid a lapse due to the failure to pay a scheduled premium by arranging for an automatic premium loan. The effect of a policy loan on policy values and the restrictions applicable thereto are described under the caption "Policy Loans" on page 28 of this prospectus. An automatic premium loan is particularly advantageous for a policy owner who contemplates early repayment of the amount loaned, since it permits the policy owner to restore policy values without additional sales and underwriting charges. Automatic premium loans for the long term are generally not advantageous.
  You may also avoid a lapse due to the failure to pay a scheduled premium by adjusting your Policy to a stop premium mode. The greater of your policy value or tabular cash value will be used to determine a new plan of insurance based on the greater of the then current face amount or death benefit of the Policy and the assumption that no further premiums will be paid. The new plan may be a term or protection plan, but unlike other term plans there will be no reduced face amount of coverage at the time the tabular cash value is scheduled to expire because no further premiums will be payable. If at that time the Policy has a surrender value, it will be used either to purchase extended term coverage or it will be paid to you in a single sum thereby terminating the Policy.
  The insurance coverage resulting from an adjustment to a stop premium mode is similar to the coverage available under the extended term option in that under both, the coverage is available only for a limited period of time. The arrangements are, however, fundamentally different. Extended term coverage is a fixed benefit with fixed cash values providing a longer guaranteed period of coverage than the same amount applied as a stop premium. The stop premium mode provides variable insurance with an actual cash value and, under the Protection Option, a death benefit that will vary to reflect any investment experience of selected sub-accounts and the deduction of smaller cost of insurance charges than the maximum charges derived from the 1980 CSO mortality tables. Because the actual cash value continues to exist, policy charges assessed to the actual cash value will continue to be made while the Policy is on stop premium. Moreover with VAL '95, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled premium equal to the charge for such risk will continue to be payable.
  There are also other differences which should be considered. In general, if you contemplate resuming premium payments at a future date, the stop premium mode may be more desirable in that you may resume premium payments at any time without evidence of insurability, while the reinstatement option available during the extended term period requires proof of insurability and must be exercised within three years following the date of lapse.
  If you do not contemplate resuming premium payments, your choice between permitting your Policy to lapse and adjusting it to a stop premium mode should depend on, first, whether the surrender value of your Policy at that time exceeds its tabular cash value and, second, whether you expect your Policy's policy value to exceed its tabular cash value in the future. If at the time of possible lapse your Policy's surrender value is less than its tabular cash value, you should consider adjusting to a stop premium mode because the period of insurance coverage will be based on the higher tabular cash value while the period of extended term coverage upon lapse would be computed on the basis of the lower surrender value. If the two values are the same, the period of guaranteed coverage under the extended term option will be longer than under the stop premium mode. Thus, you should be sure that the benefit of using the higher tabular cash value is not offset by the shorter period of guaranteed insurance coverage usually resulting from the stop premium mode.
  On the other hand, if the surrender value of your Policy exceeds its tabular cash value, you should evaluate the benefit of a guaranteed longer period of insurance coverage under the extended term option against the possibility of longer coverage under the stop premium mode. With the stop premium mode there may be an available policy value at the end of the plan which could be used to continue the face amount of the Policy to a later time than provided under the extended term option. In considering this possibility, you should keep in mind that a Policy with the Cash Option death benefit is more likely to have a higher policy value than a comparable Policy with the Protection Option death benefit.

POLICY VALUES
  The Policy has an actual cash value which varies with the investment experience of the guaranteed principal account and the sub-accounts of the Variable Life Account. Depending upon the death benefit selected, the death benefit may also vary although it will never be less than the then current face amount. Net premiums, namely premiums after the deduction of all charges, will be allocated to the guaranteed principal account or sub-accounts of the Variable Life Account selected by you on your application for the Policy.
  The value of the Policy's interest in the guaranteed principal account and the sub-accounts of the Variable Life Account is known as its actual cash value. It is determined separately for your guaranteed principal account actual cash value and for your separate account actual cash value. The separate account actual cash value will include all sub-accounts of the Variable Life Account. Unlike a traditional fixed benefit life insurance policy, a Policy's actual cash value cannot be determined in advance, even if scheduled premiums are made when required, because the separate account actual cash value varies daily with the investment performance of the sub-accounts of the Variable Life Account in which the Policy participates. Even if the policy owner continues to pay scheduled premiums when due, the separate account actual cash value of a Policy could decline to zero because of unfavorable investment experience and the assessment of charges. Upon request, we will tell you the actual cash value of your Policy. We will also send you a report each year on the policy anniversary advising you of your Policy's actual and tabular cash values, the face amount and the death benefit as of the date of the report. It will also summarize Policy transactions during the year. It will be as of a date within two months of its mailing.
  The guaranteed principal account actual cash value is the sum of all net premium payments allocated to the guaranteed principal account. This amount will be increased by any interest, dividends, loan repayments, policy loan interest credits and transfers into the guaranteed principal account. This amount will be reduced by any policy loans, unpaid policy loan interest, partial surrenders, transfers into the sub-accounts of the Variable Life Account and charges assessed against your guaranteed principal account actual cash value. Interest is credited on the guaranteed principal account actual cash value of your Policy. Interest is credited daily at a rate of not less than 4 percent per year, compounded annually. We guarantee this minimum rate for the life of the Policy without regard to the actual experience of the general account. As conditions permit, we will credit additional amounts of interest to the guaranteed principal account actual cash value. Your guaranteed principal account actual cash value is guaranteed by us. It cannot be reduced by any investment experience of the general account.
  The portion of a Policy's separate account actual cash value is determined separately. The separate account actual cash value is not guaranteed. The determination of the separate account actual cash value is made by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. A unit is a measure of your Policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive your premium at our home office.
  Once determined, the number of units credited to your Policy will not be affected by changes in the unit value. However, the number will be increased by the allocation of subsequent net premiums, nonrepeating premiums, dividends, loan repayments, loan interest credits and transfers to that sub-account. The number of units of each sub-account credited to your Policy will be decreased by policy charges to the sub-account, policy loans and loan interest, transfers from that sub-account and partial surrenders from that sub-account. Such number of sub-account units will decrease to zero on a policy surrender, the purchase of extended term insurance or termination.
  The unit value of a sub-account will be determined on each valuation date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.
  The net investment factor for a valuation period is: the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this Policy which is assessed at an annual rate of .50 percent against the average daily net assets of each sub-account of the Variable Life Account. The gross investment rate is equal to:
(1) the net asset value per share of a Fund share held in the sub-account of the Variable Life Account determined at the end of the current valuation period; plus

(2) the per share amount of any dividend or capital gain distributions by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
(3) the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.

  We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares, (ii) days during which no Funds' shares are tendered for redemption and no order to purchase or sell the Funds' shares is received by the Funds and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).
  Although the actual cash value for each Policy is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make policy value determinations on the date of the insured's death and on a policy adjustment, surrender, and lapse. When the policy value is determined, we will assess and update to the date of the transaction those charges made against your actual cash value, namely the administration charge of $60 per year and the cost of insurance charge (and, for VAL '87 any charge for sub-standard risks). Increases or decreases in policy values will not be uniform for all Policies but will be affected by policy transaction activity, cost of insurance charges, (charges for sub-standard risks for VAL '87) and the existence of policy loans.

  To illustrate the operation of the Policy under various assumptions, we have prepared several tables, along with additional explanatory text, that may be of assistance. For these tables, please see Appendix I, "Illustrations of Policy Values, Death Benefits and Premiums," found on page 84 of this prospectus. For additional materials and tables, including values after policy charges, please see Appendix II, Summary of Policy Charges, found on page 93 of this prospectus.

TRANSFERS The Policy allows for transfers of the actual cash value between the guaranteed principal account and the Variable Life Account or among the sub-accounts of the Variable Life Account. You may request a transfer at any time while the Policy remains in force or you may arrange in advance for systematic transfers: transfers of specified dollar or unit value amounts to be made periodically among the sub-accounts and the guaranteed principal account. The amount to be transferred to or from a sub-account or the guaranteed principal account must be at least $250. If the balance is less than $250, the entire actual cash value attributable to that sub-account or the guaranteed principal account must be transferred. If a transfer would reduce the actual cash value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account actual cash value in the amount transferred. We will make the transfer on the basis of sub-account unit values as of the end of the valuation period during which your written or telephone request is received at our home office. A transfer is subject to a transaction charge, not to exceed $10, for each transfer of actual cash value among the sub-accounts and the guaranteed principal account. Currently, there is a charge only for non-systematic transfers in excess of four per year. None of these requirements will apply when you are transferring all of the policy value to the guaranteed principal account as a conversion privilege.

  Your instructions for transfer may be made in writing or you, or a person authorized by you, may make such changes by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central Time, our regular business hours. Policy owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is (612) 665- 4194, until July 1, 1998; after that date the number will be (651) 665-4194.

  Transfers made pursuant to a telephone call are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, policy owners may experience difficulty in implementing a telephone transfer due to a heavy volume of telephone calls. In such a circumstance, policy owners should consider submitting a written transfer request while continuing to attempt a telephone redemption. We reserve the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, telephone transfer privileges. For more information on telephone transfers, contact us.

  While for some policy owners we have used a form to pre-authorize telephone transactions, we now make this service automatically available to all policy owners. We will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves in those telephone conversations through policy numbers, social security numbers and such other information as we may deem to be reasonable. We record telephone transfer instruction conversations and we provide the policy owners with a written confirmation of the telephone transfer.

  The maximum amount of actual cash value to be transferred out of the guaranteed principal account to the sub-accounts of the Variable Life Account may be limited to 20 percent of the guaranteed principal account balance. Transfers to or from the guaranteed principal account may be limited to one such transfer per policy year. Neither of these restrictions will apply when you are transferring all of the policy value to the guaranteed principal account as a conversion privilege.

  Transfers from the guaranteed principal account must be made by a written or telephone request. It must be received by us or postmarked in the 30-day period before or after the last day of the policy year. Written requests for transfers which meet these conditions will be effective after we approve and record them at our home office. Currently, we do not impose such restrictions.

  In the case of a transfer, the charge is assessed against the amount transferred.

DEATH BENEFIT OPTIONS

  The death benefit provided by the Policy depends upon the death benefit option you choose. You may choose one of two available death benefit options-- the Cash Option or the Protection Option. If you fail to make an election, the Cash Option will be in effect. The scheduled premium for a Policy is the same no matter which death benefit option you choose. At no time will the death benefit be less than the larger of the then current face amount or the amount of insurance that could be purchased using the policy value as a net single premium.

CASH OPTION Under the Cash Option, the death benefit will be the current face amount at the time of the insured's death. The death benefit will not vary unless the policy value exceeds the net single premium for the then current face amount. At that time, the death benefit will be the greater of the face amount of the Policy or the amount of insurance which could be purchased at the date of the insured's death by using the policy value as a net single premium.

PROTECTION OPTION The death benefit provided by the Protection Option will vary with the investment experience of the allocation options you select, any interest credited as a result of a policy loan and the extent to which we assess lower insurance charges than those maximums derived from the 1980 Commissioners Standard Ordinary Mortality Tables.

  With VAL '87, the amount of the death benefit is equal to the current face amount or, if the policy value is greater than the tabular cash value at the date of the insured's death, the current face amount plus an additional amount of insurance which could be purchased by using that difference between values as a net single premium.

  Before the policy anniversary nearest the insured's age 70, and with both VAL '95 and the Amended VAL '95 Protection Option, if you have chosen that Option, the amount of the death benefit is equal to the policy value, plus the larger of:

(a) the then current face amount; and

(b) the amount of insurance which could be purchased using the policy value as a net single premium.

  At the policy anniversary nearest the insured's age 70, we will automatically adjust the face amount of your Policy to equal the death benefit immediately preceding the adjustment. The Protection Option of VAL '95 is only available until the policy anniversary nearest the insured's age 70; at that time we will convert the death benefit option to the Cash Option. With the Amended VAL '95 Protection Option, after the policy anniversary nearest the insured's age 70, the amount of the death benefit is equal to the current face amount or, if the policy value is greater than the tabular cash value at the date of the insured's death, the current face amount plus an additional amount of insurance which could be purchased by using that difference between values as a net single premium.

  CHOOSING THE DEATH BENEFIT OPTION The different death benefit options meet different needs and objectives. If you are satisfied with the amount of your insurance coverage and wish to have any favorable investment results reflected to the maximum extent in increasing actual cash values, you should choose the Cash Option. The Protection Option results primarily in an increased death benefit. In addition, there are other distinctions between the two options which may influence your selection. In the event of a superior investment performance, the Cash Option will result in a Policy becoming paid-up more rapidly than the Protection Option. This is because of larger cost of insurance charges under the Protection Option resulting from the additional amount of death benefit provided under that option. But under the Cash Option, favorable investment experience does not increase the death benefit unless the policy value exceeds the net single premium for the then current face amount, and the beneficiary will not benefit from any larger actual cash value which exists at the time of the insured's death because of the favorable investment experience.

  You may elect to have the death benefit option changed while the Policy is in force by filing a written request with us at our home office. We may require that you provide us with satisfactory evidence of the insured's insurability before we make a change to the Protection Option. The change will take effect when we approve and record it in our home office. A change in death benefit option may have Federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 38.


  For an illustration of the calculation of the death benefit under the Policy options, please see Appendix III, "Illustration of Death Benefit Calculation," on page 98 of this prospectus.

POLICY LOANS

  You may borrow from us using only your Policy as the security for the loan. The total amount of your loan may not exceed 90 percent of your policy value. A loan taken from, or secured by a Policy, may have Federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 38.

  The policy value is the actual cash value of your Policy plus any policy loan. Any policy loan paid to you in cash must be in an amount of at least $100. Policy loans in smaller amounts are allowed under the automatic premium loan provision. We will deduct interest on the loan in arrears. At your request, we will send you a loan request form for your signature. You may also obtain a policy loan by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central Time, our regular business hours. Should you make a telephone call to us you will be asked, for security purposes, for your personal identification and policy number. The Policy will be the only security required for your loan. Your policy value will be determined as of the date we receive your written request at our home office.
  When you take a loan, we will reduce the actual cash value. It will be reduced by the amount you borrow and any unpaid interest. Unless you direct us otherwise, the policy loan will be taken from your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts. The number of units to be cancelled will be based upon the value of the units as of the end of the valuation period during which we receive your loan request at our home office. This amount shall be transferred to the loan account. The loan account continues to be part of the Policy in the general account. A policy loan has no immediate effect on policy value since at the time of the loan the policy value is the sum of your actual cash value and any policy loan.
  The actual cash value of your Policy may decrease between premium due dates. If your Policy has indebtedness and no actual cash value, the Policy will lapse. In this event, to keep your Policy in force, you will have to make a loan repayment. We will give you notice of our intent to terminate the Policy and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice.
POLICY LOAN INTEREST The interest rate on a policy loan will not be more than the rate shown on page 1 of your Policy. The interest rate charged on a policy loan will not be more than that permitted in the state in which the Policy is delivered.
  Policy loan interest is due on the date of the death of the insured, on a policy adjustment, surrender, lapse, a policy loan transaction and on each policy anniversary. If you do not pay the interest on your loan in cash, your policy loan will be increased and your actual cash value will be reduced by the amount of the unpaid interest. The new loan will be subject to the same rate of interest as the loan in effect.
  Interest is also credited to your Policy when there is a policy loan. Interest credits on a policy loan shall be at a rate which is not less than your policy loan interest rate minus 2 percent per annum. Policy loan interest credits are allocated to your actual cash value as of the date of the death of the insured, on a policy adjustment, surrender, lapse, a policy loan transaction and on each policy anniversary. Interest credits are allocated to the guaranteed principal account and separate account following your instructions to us. We will use your instructions for the allocation of net premiums. In the absence of such instructions, this amount will be allocated to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.
  Currently, the loan account credits interest, as described above, at a rate which is not less than your policy loan interest rate minus 2 percent per annum. However, depending on the insured's age and the period of time that the Policy has been in force, we may credit the Policy with interest at a more favorable rate. Under our current procedures, if all the conditions are met then your loan will be credited at a rate which is equal to the policy loan rate minus .75 percent per annum. The conditions which must be met have to do with your age and the duration of the Policy. To begin, the insured's age must be greater than or equal to age 55 as of the last policy anniversary. The duration of the Policy, which is the number of years during which the Policy has been in force as a Variable Adjustable Life Policy, must be greater than or equal to 10.
  Policy loans may also be used as automatic premium loans to keep your Policy in force. If you asked for this service in your application, or if you write us and ask for this service after your Policy has been issued, we will make automatic premium loans. You can also write to us at any time and tell us you do not want this service. If you have this service and you have not paid the premium that is due before the end of the grace period, we will make a policy loan to pay the premium. Interest on such a policy loan is charged from the date the premium was due. However, in order for an automatic premium loan to occur, the amount available for a loan must be enough to pay at least a quarterly premium. If the loan value is not enough to pay at least a quarterly premium, your Policy will lapse.
POLICY LOAN REPAYMENTS If your Policy is in force, your loan can be repaid in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. Any loan repayment must be at least $100 unless the balance due is less than

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

$100. When implemented, we will waive this minimum loan repayment provision for loan repayments made under our automatic payment plan where loan repayments are in an amount of at least $25.
  Loan repayments are allocated to the guaranteed principal account until all loans from the guaranteed principal account have been repaid, thereafter, loan repayments are allocated to the guaranteed principal account or the sub-accounts of the Variable Life Account as you direct. In the absence of your instructions, loan repayments will be allocated to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.
  Loan repayments reduce your loan account by the amount of the loan repayment.

  A policy loan, whether or not it is repaid, will have a permanent effect on the policy value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the amount being credited on the loan, the policy value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the amount being credited on the loan, the policy value will be greater than if no loan had been made. For an example of the effect of a policy loan on a Policy and its death benefit, please see Appendix IV, "Policy Loan Example," in this prospectus on page 99.

SURRENDER
  You may request a surrender or partial surrender of your Policy at any time while the insured is living. On surrender, the surrender value of the Policy is the actual cash value minus unpaid policy charges which are assessed against actual cash value. The determination of the surrender value is made as of the end of the valuation period during which we receive your surrender request at our home office. You may surrender the Policy by sending us the Policy and a written request for its surrender. You may request that the surrender value be paid to you in cash or, as an alternative, you may request that the surrender value be applied on a settlement option or to provide extended protection insurance on the life of the insured.
  A partial surrender of the actual cash value of the Policy is also permitted in any amount of $500 or more. However, a partial surrender will not be permitted, if immediately after the partial surrender, it would reduce the actual cash value to an amount which is less than 10 percent of the policy value immediately after the partial surrender. If a Policy is not paid-up, the death benefit of the Policy will be reduced by the amount of the partial surrender. If the Policy is paid-up, the death benefit will be reduced so as to retain the same ratio between the policy value and the death benefit of the Policy as existed prior to the partial surrender. With any partial surrender, the Policy will be adjusted to reflect the new face amount and actual cash value and, unless otherwise instructed, the existing level of premium payments.
  We are currently waiving these restrictions requiring a minimum amount for a partial surrender where a partial withdrawal from a Policy, which is on stop premium, is being used to pay premiums for sub-standard risks or premiums on any benefits and riders issued as part of the Policy. Transaction fees otherwise applicable to such a partial withdrawal are also waived.
  On a partial surrender, you may tell us which Variable Life Account sub-accounts from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed principal account. If you do not, partial surrenders will be deducted from your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts. We will tell you, on request, what amounts are available for a partial surrender under your Policy.
  Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of your written request for surrender. However, an exception to this is that if any

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

portion of the actual cash value to be surrendered is attributable to a premium or nonrepeating premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount you receive on surrender may be more or less than the total premiums paid to your Policy.

FREE LOOK
  It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may return the Policy to us or your agent by the later of: (a) ten days after you receive it; (b) 45 days after you have signed the application; or (c) ten days after we mail to you a notice of your right of withdrawal. If you return the Policy, you will receive within seven days of the date we receive your notice of cancellation a full refund of the premiums you have paid.

  If the Policy is adjusted, as described under the heading "Policy Adjustments" in this prospectus on page 16, and if the adjustment results in an increased premium, you will again have a right to examine the Policy and you may return the Policy within the time periods stated in the immediately preceding paragraph. If you return the Policy, the requested premium adjustment will be cancelled. You will receive a refund of the additional premiums paid within seven days of the date we receive your notice of cancellation for that adjustment.

CONVERSION
  So long as your Policy is in force and all scheduled premiums have been duly paid, you may convert the Policy to an adjustable life policy, with a fixed death benefit and cash values, which we may then offer. This right is in addition to your right to make described policy adjustments. For VAL '95, this conversion privilege is only available during the first 24 months from the original policy date, but comparable fixed insurance coverage can be obtained after 24 months from the original policy date by transferring all of the policy value to the guaranteed principal account and thereafter allocating all premiums to that account.
  The converted Policy shall have the same face amount as is currently provided by your Policy and premiums based upon the same issue age and risk classification of the insured as stated in your Policy. The premiums and actual cash values provided by the converted Policy may be different as a result of an equitable adjustment made to reflect any variances in the premiums and cash values under the Policy and the new Policy.

POLICY CHARGES
PREMIUM CHARGES Premium charges vary depending on whether the premium is a scheduled premium or a nonrepeating premium. Generally, the word "premium" when used in this prospectus means a scheduled premium only. With VAL '87, charges for sub-standard risks are assessed against the actual cash values. With VAL '95, charges for sub-standard risks are deducted from the premium, to calculate the base premium. Charges for sub-standard risks include both table ratings and cash extra charges. With both VAL '87 and VAL '95, charges for additional benefits are deducted from the premium to calculate the base premium.
  From base premiums we deduct a sales load, an underwriting charge, a premium tax charge and a face amount guarantee charge. The base premium excludes any charge deducted from the premium to provide for any additional benefits provided by rider and, in the case of VAL '95, any charge deducted for sub-standard risks. With VAL '87, any charge for sub-standard risk is deducted from the Policy's actual cash value.
(1) The SALES LOAD consists of a deduction from each premium of 7 percent and it may also include a first year sales load deduction not to exceed 23 percent. The first year sales load will apply only to base premiums, scheduled to be paid in the twelve month period following the policy date, or any policy adjustment involving an increase in base premium or any policy adjustment occurring during a period when a first year sales load is being assessed. It will also apply only to that portion of an annual base premium necessary for an original issue whole life plan of insurance. In other words, for base premiums greater than this whole life premium, the amount of the base premium in excess of such whole life base premium will be subject only to the 7 percent basic sales load.

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

    Only adjustments that involve an increase in base premium will result in additional first year sales load being assessed on that increase in premium. If any adjustment occurs during a period when a first year sales load is being collected and the adjustment results in an increase in base premium, an additional first year sales load, not to exceed 23 percent of the increase in base premium, will be added to the uncollected portion of the first year sales load that was being collected prior to the adjustment. This total amount of first year sales load will then be collected during the 12 month period following the adjustment.
    If any adjustment occurs during the 12 month period when a first year sales load is being collected and the adjustment does not result in an increase in base premium, the first year sales load percentage not to exceed 23 percent, that was in effect prior to the adjustment is multiplied by the base premium in effect after the adjustment; this number is then multiplied by a fraction equal to the number of months remaining in the previous 12 month period divided by 12. This amount of first year sales load will then be collected during the 12 month period following the adjustment.
    All of the sales load charges are designed to average not more than 9 percent of the base premiums (in the case of a VAL '87 Policy, the base premium less any charge for sub-standard risks) over the lesser of: the life expectancy of the insured at policy issue or adjustment; or 15 years from the policy issue or adjustment; or the premium paying period. Compliance with the 9 percent ceiling will be achieved by reducing the amount of the first year sales load, if necessary. For examples of how we compute sales load charges, see the heading "Examples of Sales Load Computations" in this prospectus on page 33.
    The sales load is designed to compensate us for distribution expenses incurred with respect to the Policies. The amount of the sales load in any policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales load, we will recover them from our other assets or surplus including profits from mortality and expense risk charges.
(2) The UNDERWRITING CHARGE currently is an amount not to exceed $5 per $1,000 of face amount of insurance. This amount may vary by the age of the insured and the premium level for a given amount of insurance. This charge is made ratably from premiums scheduled to be made during the first policy year and during the twelve months following certain policy adjustments. The underwriting charge is designed to compensate us for the administrative costs associated with issuance or adjustment of the Policies, including the cost of processing applications, conducting medical exams, classifying risks, determining insurability and risk class and establishing policy records. This charge is not guaranteed, so that on a policy adjustment the then current underwriting charge will apply to any increase in face amount which requires new evidence of insurability. In the event of a policy adjustment which results in a face amount increase and no premium, you must then remit the then current underwriting charge to us prior to the effective date of the adjustment or we will assess the charge against your actual cash value as a transaction charge on adjustment.
(3) The PREMIUM TAX CHARGE of 2.5 percent is deducted from each base premium. This charge is designed to cover the aggregate premium taxes we pay to state and local governments for this class of policies. This charge is not guaranteed and may be increased in the future, but only as necessary to cover our premium tax expenses.

(4) The FACE AMOUNT GUARANTEE CHARGE of 1.5 percent is deducted from each base premium. This charge is designed to compensate us for our guarantee that the death benefit will always be at least equal to the current face amount in effect at the time of death regardless of the investment performance of the sub-accounts in which net premiums have been invested. The face amount of a Policy at issue or adjustment and the appropriate premium therefor reflect a "tabular cash value" (defined on page 17
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

   above) based upon an assumed annual rate of return of 4 percent. If the policy value is less than the tabular cash value at the time of death, it will not be sufficient to support the face amount of the Policy under the actuarial assumptions made in designing the Policy. The face amount guarantee is a guarantee that the face amount will be available as a death benefit notwithstanding the failure of the Policy to perform in accordance with the assumptions made in its design. Thus, even if the policy value should be less than the amount needed to pay the deductions to be made from the actual cash value on the next monthly policy anniversary, see discussion below, the Policy's guaranteed death benefit will remain in effect and the Policy will remain in force. We guarantee not to increase this charge.

CARGES TAKEN FROMH
  PREMIUM
---------------    PLUS, IN THE
                    FIRST YEAR

                  ---------------

 7.00% Sales      Additional
      Load        Sales Load (up
                  to 23%)

 1.50% Face       Underwriting
      Amount      Charge (up to
      Guarantee   $5/$1000 of
                  Insurance
                  Coverage)
 2.50% Premium
      Tax
---------------
NONREPEATING PREMIUMS Nonrepeating premiums are currently subject to the 2.5 percent premium tax charge but not to a sales load charge. No face amount guarantee charge or underwriting charge is assessed against nonrepeating premiums.

11.00% Total

ACTUAL CASH VALUE CHARGES In addition to deductions from premiums and nonrepeating premiums, we assess from the actual cash value of a Policy an administration charge, certain transaction charges and the cost of insurance charge, (and in the case of a VAL '87 Policy, any charge for sub-standard risks). These charges are as follows:
(1) The ADMINISTRATION CHARGE is designed to cover certain of our administrative expenses, including those attributable to the records maintained for your Policy. The administration charge is $60 for each policy year.
(2) The TRANSACTION CHARGES are for expenses associated with processing transactions. There is a charge of $25 for each policy adjustment.
  If the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered.
  We also reserve the right to make a charge, not to exceed $10, for each transfer of actual cash value among the guaranteed principal account and the sub-accounts of the Variable Life Account. Currently there is a $10 charge only for non-systematic transfers in excess of four per year.
(3) The COST OF INSURANCE CHARGE compensates us for providing the death benefit under a Policy. The charge is calculated by multiplying the net amount at risk under your Policy by a rate which varies with the insured's age, sex, risk class, the level of scheduled premiums for a given amount of insurance, duration of the Policy and the smoking habits of the insured. The rate is guaranteed not to exceed the maximum charges for mortality derived from the 1980 Commissioners Standard Ordinary Mortality Tables. The net amount at risk is the death benefit under your Policy less your policy value. Where circumstances require, we will base our rates on "unisex," rather than sex-based, mortality tables.
  Administration and cost of insurance (and for a VAL '87 Policy, sub-standard risk charges, if any,) are assessed against your actual cash value on the monthly policy anniversary. In addition, such charges are assessed on the occurrence of the death of the insured, policy surrender, lapse or a policy adjustment. Transaction charges are assessed against your actual cash value at the time of a policy adjustment or when a transfer is made. In the case of a transfer, the charge is assessed against the amount transferred. Charges will be assessed against your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.
 CHARGES TAKEN FROM ACTUAL CASH VALUE

 . Administration Charge ($60/year)
 . Cost of Insurance Charge
 .If Applicable: Transaction Charge and Charge for Sub-Standard Risks

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


SEPARATE ACCOUNT CHARGES We assess a mortality and expense risk charge directly against the assets held in the Variable Life Account. The mortality and expense risk charge compensates us for assuming the risks that cost of insurance charges will be insufficient to cover actual mortality experience and that the other charges will not cover our expenses in connection with the Policy. The mortality and expense risk charge is deducted from Variable Life Account assets on each valuation date at an annual rate of .50 percent of the average daily net assets of the Variable Life Account.
  We reserve the right to charge or make provision for any taxes payable by us with respect to the Variable Life Account or the Policies by a charge or adjustment to such assets. No such charge or provision is made at the present time.
 CHARGES TAKEN FROM SEPARATE ACCOUNT

 . .50% Mortality and Expense Risk Charge
EXAMPLES OF SALES LOAD COMPUTATIONS

  As noted previously, all sales load charges are designed to average not more than 9 percent of base premiums (in the case of a VAL '87 Policy, the base premium less any charge for sub-standard risks) over the lesser of: the life expectancy of the insured at policy issue or adjustment, or 15 years from the policy issue or adjustment; or the premium paying period. A number of examples of sales load computations are included in Appendix V, Example of Sales Load Computation, in this prospectus on page 100.
  It should be noted from the above that the sales load charges are designed to be spread over time and they assume a continuation of the Policy. Early adjustment of the Policy to lower premium levels or early surrender of policy values will have the effect of increasing the portion of premium payments used for sales load charges. In addition, because a first year sales load is applied to increases in premium, a pattern of increases and decreases in premiums should be avoided.
POLICIES ISSUED IN EXCHANGE Certain charges assessed against base premiums as described above will be waived or modified in situations where existing Minnesota Mutual life insurance policy owners wish to exchange their policies for the Policies described herein. Those policy owners may do so, subject to their application for this Policy and our approval of the exchange. Under certain circumstances, we will require evidence of insurability for an exchange. A $100 administrative charge is currently required for the exchange.
  In those situations where a Policy is issued in exchange for a current policy issued by us, we will not assess any charges, except for the administrative charge, to the existing cash values at the time they are transferred to the Policy. Subsequent premium payments, absent adjustment and unless the exchanged policy was not in force for at least one year, will not be subject to a first year sales load or underwriting charge (unless evidence of insurability has been required for the exchange) at the established face amount and the level of premiums of the exchanged policy. All other charges will apply to the Policy and premiums paid under it thereafter.

OTHER POLICY PROVISIONS
BENEFICIARY When we receive proof satisfactory to us of the insured's death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request as provided below.
  If a beneficiary dies before the insured, that beneficiary's interest in the Policy ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the death proceeds. If no beneficiary survives the insured we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.
  You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, the written consent of the irrevocable beneficiary will be required.
  Your written request will not be effective until it is recorded in our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective

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

as to those death proceeds we have paid before your request was recorded in our home office records.

PAYMENT OF PROCEEDS The amount payable as death proceeds upon the insured's death will be the death benefit provided by the Policy, plus any additional insurance on the insured's life provided by an additional benefit agreement, if any, minus any policy charges and minus any policy loans. In addition, if the Cash Option death benefit is in effect at the insured's death, we will pay to the beneficiary any part of a paid premium that covers the period from the end of the policy month in which the insured died to the date to which premiums are paid. Normally, we will pay any policy proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds, which are determined as of the date of death of the insured, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office.

  We reserve the right to defer policy payments, including policy loans, for up to six months from the date of your request, if such payments are based upon policy values which do not depend on the investment performance of the Variable Life Account. In that case, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay you interest at 3 percent per annum (4 percent for a VAL '87 Policy) for the period beyond that time that payment is postponed. For payments based on policy values which do depend on the investment performance of the Variable Life Account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.
SETTLEMENT OPTIONS The proceeds of a Policy will be payable if the Policy is surrendered, or we receive proof satisfactory to us of the insured's death. These events must occur while the Policy is in force. The proceeds will be paid at our home office and in a single sum unless a settlement option has been selected. We will deduct any indebtedness and unpaid charges from the proceeds. Proof of any claim under this Policy must be submitted in writing to our home office.
  We will pay interest on single sum death proceeds from the date of the insured's death until the date of payment. Interest will be at an annual rate determined by us, but never less than 3 percent (4 percent for VAL '87).
  The proceeds of a Policy may be paid in other than a single sum and you may, during the lifetime of the insured, request that we pay the proceeds under one of the Policy's settlement options. We may also use any other method of payment that is agreeable between you and us. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
  Each settlement option is payable in fixed amounts as described below. The payments do not vary with the investment performance of the Variable Life Account.
OPTION 1--INTEREST PAYMENTS
  This is an annuity based upon the payment of interest on the proceeds at such times and for a period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
OPTION 2--PAYMENTS FOR A SPECIFIED PERIOD
  This is an annuity payable for a specified number of years. The amount of guaranteed payments for each $1,000 of proceeds applied is as shown in the Policy. Monthly payments for periods not shown and current rates are available from us at your request.
OPTION 3--LIFE INCOME
  This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and sex of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied is as shown in the Policy. Monthly payments for ages not shown and current rates are available from us at your request. It would be possible under this option for the annuitant to receive only one annuity payment if death occurred prior to the due date of the second annuity payment, two if death occurred before the due date of the third annuity payment, etc.

OPTION 4--PAYMENTS OF A SPECIFIED AMOUNT
  This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
  If you request a settlement option, you will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. Unless you elect otherwise, a beneficiary may select a settlement option after the insured's death.
  The minimum amount of interest we will pay under any settlement option is 3 percent per annum (4 percent for a VAL '87 Policy). Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

ASSIGNMENT The Policy may be assigned. The assignment must be in writing and filed at our home office in St. Paul, Minnesota. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.
MISSTATEMENT OF AGE If the insured's age has been misstated, the amount of proceeds payable under the Policy will be adjusted to reflect cost of insurance charges based upon the insured's correct age.
INCONTESTABILITY After a Policy has been in force during the insured's lifetime for two years from the original policy date, we cannot contest the Policy, except for fraud or for nonpayment of premium. However, if there has been a face amount increase for which we required evidence of insurability, that increase will be contestable for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the increase.
SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for such increase.
DIVIDENDS The Policies are participating policies. Each year we will determine if this class of Policies and your Policy will share in our divisible surplus. We call your share of this participation a dividend. We do not anticipate that dividends will be declared with respect to these Policies.
  Dividends, if received, may be added to your actual cash value or, if you so elect, they may be paid in cash.
  A dividend applied to actual cash value will be allocated to the guaranteed principal account or to the sub-accounts of the separate account in accordance with your instructions for new premiums. In the absence of instruction, dividends will be allocated to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those actual cash values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.
REPORTS At least once each year we will send you a report. This report will include the actual cash value, the tabular cash value, the face amount and the variable death benefit as of the date of the report. It will also show the premiums paid during the policy year, policy loan activity and the policy value. The report will be sent to you without cost. The report will be as of a date within two months of its mailing.

ADDITIONAL BENEFITS
ADDITIONAL BENEFITS When a Policy is issued, you may be able to obtain additional policy benefits. Subject to underwriting approval, these benefits will be provided by a rider to the Policy, which may require the payment of additional premium.
WAIVER OF PREMIUM AGREEMENT The Waiver of Premium Agreement requires an additional premium and provides for the payment of policy premium in the event of the insured's disability. Waiver of premium coverage is provided on most Policies, unless you elect not to have it.
POLICY ENHANCEMENT AGREEMENT AND COST OF LIVING AGREEMENT Both the Policy Enhancement Agreement and the Cost of Living Agreement provide for increases in the face amount, without evidence of insurability and help you maintain the purchasing power

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

of the protection provided by the Policy. The Policy Enhancement Agreement requires an additional premium, but none is required for the Cost of Living Agreement. Your Policy may not contain both of these agreements.
  The Policy Enhancement Agreement provides for an increase in the face amount on each policy anniversary. The face amount will be increased by a specified percent, between 3 percent and 10 percent, which you choose when you apply for this benefit; the base premium will also be increased by the same percent. If you reject an increase, the agreement will terminate.
  Unless you choose the Policy Enhancement Agreement, we will issue most Policies with a Cost of Living Agreement. The Cost of Living Agreement provides for a face amount increase equal to the percentage increase in the consumer price index during the previous three years, provided that you have not made a face amount adjustment during that time. Unless we agree otherwise, the cost of living increase may not exceed 20 percent of the Policy's face amount before the increase or $100,000. The increase in premiums and face amount is treated as a policy adjustment described elsewhere in this prospectus. Prior to the effective date of the increased coverage we will notify you of the offered increase in face amount and the required premium increase for the new face amount. You may elect to accept the increase in face amount and premium. If you fail to accept the cost of living face amount increase, no further increases will generally be offered when the insured is over the age of 21.
FACE AMOUNT INCREASE AGREEMENT The Face Amount Increase Agreement also provides for increases in the face amount, without evidence of insurability. The agreement requires an additional premium and allows increases for Policies issued between an insured's age 0 and 37.
SURVIVORSHIP LIFE AGREEMENT The Survivorship Life Agreement requires an additional premium and allows you to purchase a specified amount of additional insurance, without evidence of insurability, at the death of another person previously designated by you. This right extends for a period of 90 days after the death of that other person. Typically, the person you designate will also purchase a similar right to buy additional life insurance in the event of your death. In the event you and the previously designated life die simultaneously, we will pay your beneficiary one-half of the specified amount of this agreement in addition to the death benefit due on your Policy.
FAMILY TERM RIDER The Family Term Rider requires an additional premium and provides a fixed amount of protection insurance on children of an insured. EXCHANGE OF INSURANCE AGREEMENT The Exchange of Insurance requires no additional premium and allows for the transfer of existing insurance coverage to another insured within a business setting.
ACCELERATED BENEFITS AGREEMENT The Accelerated Benefits Agreement is issued without additional premium on all Policies issued to individual insureds. It allows you to receive a significant portion of your Policy's death benefit, which for this purpose is essentially defined as the face amount less any policy loan, while the insured is still living. Subject to certain conditions, you may apply to receive a loan in excess of the Policy's maximum loan amount if the insured develops a terminal condition due to sickness or injury. The maximum accelerated benefit we will pay is the lesser of $1,000,000 or 75 percent of the death benefit. The minimum accelerated benefit we will pay is $10,000.
  The accelerated benefit will be treated as a loan, apart from the policy loan provisions described elsewhere. Amounts received as a loan under the Accelerated Benefit Agreement will be charged interest. Once the accelerated benefit is paid, the interest rate will not change. Upon the death of the insured, the accrued loan balance will be deducted prior to the payment of the Policy's proceeds. A receipt of amounts under the agreement may be taxable. You should seek assistance from your personal tax adviser.
SHORT TERM AGREEMENT The Short Term Agreement requires an additional premium and provides temporary protection insurance, on a fixed death benefit basis only, issued for a period of time less than a year. It is issued to provide temporary life insurance coverage until the later issue date of the insured's Policy. It may be used in situations where specific policy dating is required, yet insurance coverage is needed immediately. The Short Term Agreement terminates on the policy issue date of the Policy.

             OTHER MATTERS
FEDERAL TAX STATUS
  The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service.

  We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the Variable Life Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Life Account or on capital gains arising from the Variable Life Account's activities. The Variable Life Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
  Under Section 7702 of the Code, life insurance contracts such as the Policies will be treated as life insurance under the Code if certain tests are met. Guidance on how these tests are to be applied is limited. However, the Internal Revenue Service has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we generally believe that a Policy issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. However, it remains unclear whether a substandard risk Policy will meet the statutory life insurance contract definition.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Variable Life Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Variable Life Account, through the Funds, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Funds' assets may be invested. Although the investment adviser of Advantus Series Fund is an affiliate of Minnesota Mutual, we do not have control over the Funds or their investments. Nonetheless, we believe that each Portfolio of the Funds in which the Variable Life Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.

  In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable life policy owner's gross income. The IRS has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise the investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."
  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the owner of a Policy has the choice of more sub-accounts in which to allocate net purchase payments and policy values, and may be able to transfer among sub-accounts more frequently than in such
38
rulings. These differences could result in a policy owner being treated as the owner of the assets of the Variable Life Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent a policy owner from being considered the owner of a pro rata share of the assets of the Variable Life Account.
  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

  On the death of the insured, we believe that the death benefit provided by the Policies will be excludable from the gross income of the beneficiary under
Section 101(a) of the Internal Revenue Code. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

  You are not currently taxed on any part of your interest until you actually receive cash from the Policy. However, taxability may also be determined by your contributions to the Policy and prior Policy activity.

  Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy's death benefit option (e.g., a change from Cash Option to Protection Option), a policy loan, a partial surrender, a surrender, a change in ownership, a change of insured, an adjustment of the face amount, or an assignment of the Policy may have federal income tax consequences. If you are considering any such transactions, you should consult a tax adviser before effecting the transaction.

  We also believe that policy loans will be treated as indebtedness and will not be currently taxable as income to you. However, if there is any borrowing against the Policy, whether a modified endowment contract or not, the interest paid on loans will generally not be tax deductible.

  A surrender or partial surrender of the actual cash values of a Policy may have tax consequences. On surrender, you will not be taxed on values received except to the extent that they exceed the gross premiums paid under the Policy. An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Premiums for additional benefits are not used in the calculation for computing the tax on actual cash values. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income, subject to tax.

  It should be noted, however, that under the Internal Revenue Code the tax treatment described above is available only for policies not characterized as modified endowment contracts. In general, the tests used in the Code to make such a determination will have an impact on policies which have a high premium in relation to the death benefit. Thus, the Code requires that the cumulative premiums paid on a life insurance policy during the first seven contract years not exceed the sum of the net level premiums which would be paid under a 7-pay life policy. If the cumulative premiums during the first seven contract years exceed the 7-pay life premiums, the policy is a modified endowment contract.

  Modified endowment contracts would still be treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of cash value would not be taxed on a yearly basis. However, any amounts you received, such as dividends, cash withdrawals, loans and amounts received from partial or total surrender of the contract would be subject to the same tax treatment as the same amounts received under an annuity. This annuity tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after you attain age 59 1/2, or is attributable to your becoming disabled, or as part of a series of substantially equal periodic payments for your life or the joint lives of you and your beneficiary.
39

  The modified endowment contract provisions of the Code apply to all policies entered into on or after June 21, 1988. It should be noted, in addition, that a policy which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a policy meets the 7-pay test by taking into account the previously existing cash surrender value. The addition of the guaranteed principal account to an outstanding Policy may have Federal income tax implications, e.g., whether the addition of such account causes a "material change." While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in the regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the policy. To date, no regulations under this provision have been issued.

  If a Policy becomes a modified endowment contract, distributions that occur during the policy year it becomes a modified endowment contract and any subsequent policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective policy owner should contact a competent tax adviser before purchasing a policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, you should contact a competent tax adviser before paying any nonrepeating premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

  Under the Code, all modified endowment contracts, issued by us (or an affiliated company) to the same policy owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser. A life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract. Accordingly, you should consult a tax adviser before effecting an exchange of any life insurance policy.
  Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each policy owner or beneficiary. A competent tax adviser should be consulted for further information.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
  It should be understood that the foregoing description of the federal income tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Internal Revenue Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy. For further information, a qualified tax adviser should be consulted.
  At the present time, we make no charge to the Variable Life Account for any Federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Life Account or the Policies.
TRUSTEES AND PRINCIPAL MANAGEMENT OFFICERS OF MINNESOTA MUTUAL

          TRUSTEES                          PRINCIPAL OCCUPATION
          --------                          --------------------
 Giulio Agostini            Senior Vice President, Finance and Administrative
                            Services, Minnesota Mining and Manufacturing
                            Company, Maplewood, Minnesota
 Anthony L. Andersen        Chair-Board of Directors, H. B. Fuller Company, St.
                            Paul, Minnesota (Adhesive Products) since June
                            1995, prior thereto for more than five years
                            President and Chief Executive Officer, H. B. Fuller
                            Company
 Leslie S. Biller           President and Chief Operating Officer, Norwest
                            Corporation, Minneapolis, Minnesota (Banking)
 John F. Grundhofer         Chairman of the Board, President and Chief
                            Executive Officer, First Bank System, Inc.,
                            Minneapolis, Minnesota (Banking)
 Harold V. Haverty          Retired since May 1995, prior thereto, for more
                            than five years Chairman of the Board, President
                            and Chief Executive Officer, Deluxe Corporation,
                            Shoreview, Minnesota (Check Printing)
 David S. Kidwell, Ph.D.    Dean and Professor of Finance, The Curtis L.
                            Carlson School of Management, University of
                            Minnesota
 Reatha C. King, Ph.D.      President and Executive Director, General Mills
                            Foundation, Minneapolis, Minnesota
 Thomas E. Rohricht         Member, Doherty, Rumble & Butler Professional
                            Association, St. Paul, Minnesota (Attorneys)
 Terry Tinson Saario, Ph.D. Prior to March 1996, and for more than five years,
                            President, Northwest Area Foundation, St. Paul,
                            Minnesota (Private Regional Foundation)
 Robert L. Senkler          Chairman of the Board, President and Chief
                            Executive Officer, The Minnesota Mutual Life
                            Insurance Company since August 1995; prior thereto
                            for more than five years Vice President and
                            Actuary, The Minnesota Mutual Life Insurance
                            Company
 Michael E. Shannon         Chairman, Chief Financial and Administrative
                            Officer, Ecolab Inc., St. Paul, Minnesota (Develops
                            and Markets Cleaning and Sanitizing Products)
 Frederick T. Weyerhaeuser  Chairman, Clearwater Investment Trust since May
                            1996, prior thereto for more than five years
                            Chairman, Clearwater Management Company, St. Paul,
                            Minnesota (Financial Management)

Principal Officers (other than Trustees)

          NAME                       POSITION
          ----                       --------
 John F. Bruder         Senior Vice President
 Keith M. Campbell      Senior Vice President
 Frederick P. Feuerherm Vice President
 Robert E. Hunstad      Executive Vice President
 James E. Johnson       Senior Vice President and Actuary
 Michael T. Kellett     Vice President
 Richard D. Lee         Vice President

         NAME                               POSITION
         ----                               --------
 Robert M. Olafson    Vice President
 Dennis E. Prohofsky  Senior Vice President, General Counsel and Secretary
 Gregory S. Strong    Senior Vice President and Chief Financial Officer
 Terrence M. Sullivan Senior Vice President
 Randy F. Wallake     Senior Vice President

  All Trustees who are not also officers of Minnesota Mutual have had the principal occupation (or employers) shown for at least five years. All officers of Minnesota Mutual have been employed by us for at least five years.

VOTING RIGHTS
  We will vote the Fund shares held in the various sub-accounts of the Variable Life Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's actual cash value in a sub-account by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Funds. We will vote Fund shares held by the Variable Life Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies participating in the Variable Life Account. Each policy owner having a voting interest will receive proxy material, reports and other material relating to the Funds.

  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners or if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

DISTRIBUTION OF POLICIES

  The Policies will be sold by our state licensed life insurance agents who are also registered representatives of Ascend Financial Services, Inc. ("Ascend Financial") or of other broker-dealers who have entered into selling agreements with Ascend Financial. Ascend Financial acts as principal underwriter for the Policies. Ascend Financial is a wholly-owned subsidiary of MIMLIC Asset Management Company, which in turn is a wholly-owned subsidiary of Minnesota Mutual. MIMLIC Asset Management Company is also the sole owner of the shares of Advantus Capital, which is a registered investment adviser and the investment adviser to the Advantus Series Fund.

  Ascend Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a Policy is done in accordance with our rules and standards.

  Commissions to registered representatives on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 6 percent of the gross premium in policy years two through ten; up to 2 percent in policy years thereafter; and 0 percent of nonrepeating premiums. This description of commissions shows the maximum amount of commissions payable under the Variable Adjustable Life Insurance Policy for plans of insurance described as protection and whole life insurance plans. The commissions payable on premiums received for plans described as greater than whole life plans will differ from the percentages shown above, as a first year commission will be paid only on such amounts as we may classify as a first year premium, based upon a whole life premium per $1,000 of face amount and a Policy face amount of $100,000. The premiums received in excess of that amount will pay commissions at a rate of 4 percent.

  In addition, Ascend Financial or Minnesota Mutual will pay, based uniformly on the sales of insurance policies by registered representatives, credits which allow registered representatives (Agents) who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us.

LEGAL MATTERS
  Legal matters in connection with federal securities laws applicable to the issue and sale of the Variable Adjustable Life Policies have been passed upon by Jones & Blouch L.L.P., 1025 Thomas Jefferson Street, N.W., Washington, D.C. 20007. All other legal matters, including the right to issue such Policies under Minnesota law and applicable regulations thereunder, have been passed upon by Donald F. Gruber, Esquire, 400 Robert Street North, St. Paul, Minnesota 55101.

LEGAL PROCEEDINGS
  As an insurance company, we are ordinarily involved in litigation. We are of the opinion that such litigation is not material with respect to the Policies or the Variable Life Account.

YEAR 2000 COMPUTER PROBLEMS

  The services we provide to our policy owners depend on the smooth functioning of our computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded, stored and calculated. That failure could have a negative impact on our ability to provide service to our policy owners. We have been actively working on necessary changes to our computer systems to deal with the year 2000. Although there can be no assurance of complete success, Advantus Capital believes that it will be able to resolve these issues on a timely basis and that there will be no material adverse impact on its ability to provide services to the Minnesota Mutual Variable Life Account.

EXPERTS
  The financial statements of Minnesota Mutual and the Variable Life Account included in this prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appears elsewhere herein, and have been so included in reliance upon the report of KPMG Peat Marwick LLP and upon the authority of said firm as experts in accounting and auditing.
  Actuarial matters included in this prospectus have been examined by Jaymes
G. Hubbell, F.S.A., Second Vice President and Actuary of Minnesota Mutual, as stated in his opinion filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT
  We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Life Account, Minnesota Mutual, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

             SPECIAL TERMS
  As used in this prospectus, the following terms have the indicated meanings:
  ACTUAL CASH VALUE: the value of your Variable Life Account and guaranteed principal account interest under a Policy. It is composed of a Policy's interest in the guaranteed principal account and in one or more sub-accounts of the Variable Life Account. The interest in each is valued separately. For each Variable Life Account sub-account, the value is determined by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. Actual cash value does not include the loan account.
  BASE PREMIUM: the premium less any amount deducted from the premium for additional benefits and, for VAL '95, for sub-standard risks.
  CODE: the Internal Revenue Code of 1986, as amended.

  FUNDS: the mutual funds or separate investment portfolios within series mutual funds which we have designated as an eligible investment for the Variable Life Account, currently, Advantus Series Fund, Inc., its Portfolios and the Templeton Developing Markets Fund.
  GENERAL ACCOUNT: all of our assets other than those in the Variable Life Account or in other separate accounts established by us.
  GUARANTEED PRINCIPAL ACCOUNT: the portion of the general account of Minnesota Mutual which is attributable to Policies of this class, exclusive of policy loans. It is not a separate account or a division of the general account.
  LOAN ACCOUNT: the portion of the general account attributable to policy loans under Policies of this type. The loan account balance is the sum of all outstanding loans under this Policy.
  NET SINGLE PREMIUM: the amount of money necessary, at the insured's attained age, to pay for all future guaranteed cost of insurance charges for the entire lifetime of the insured, or for the coverage period in the case of extended term insurance, without the payment of additional premium. This determination shall assume that the current face amount of the Policy will remain constant and that the Policy will perform at its assumed rate of return.
  NONREPEATING PREMIUM: a payment made to this Policy in addition to its scheduled payments.
  POLICY OWNER: the owner of a Policy.
  POLICY VALUE: the actual cash value of a Policy plus any policy loan.
  POLICY YEAR: a period of one year beginning with the policy date or a policy anniversary.
  PREMIUM: a scheduled payment required for this Policy.
  UNIT: an accounting device used to determine the interest of a Policy in the sub-accounts of the Variable Life Account.
  VALUATION DATE: each date on which a Fund Portfolio is valued.
  VALUATION PERIOD: the period between successive valuation dates measured from the time of one determination to the next.
  VARIABLE LIFE ACCOUNT: a separate investment account called the Minnesota Mutual Variable Life Account, where the investment experience of its assets is kept separate from our other assets.
  WE, OUR, US: The Minnesota Mutual Life Insurance Company.
  YOU, YOUR: the policy owner.

                                                   INDEPENDENT AUDITORS' REPORT

The Board of Trustees of The Minnesota Mutual Life Insurance Companyand Policy Owners of Minnesota Mutual Variable Life Account:

  We have audited the accompanying statements of assets and liabilities of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company and Value Stock Segregated Sub-Accounts of Minnesota Mutual Variable Life Account (the Account) as of December 31, 1997 and the related statements of operations and changes in net assets for each of the years in the three-year period ended December 31, 1997 and the financial highlights for the periods presented in footnote (6). These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1997 were verified by examination of the underlying portfolios of Advantus Series Fund, Inc. (formerly MIMLIC Series Fund, Inc.). An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company and Value Stock Segregated Sub-Accounts of Minnesota Mutual Variable Life Account at December 31, 1997 and the results of their operations, changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

Minneapolis, Minnesota

February 20, 1998

 MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT

                   STATEMENTS OF ASSETS AND LIABILITIES

                             DECEMBER 31, 1997

                                                                SEGREGATED SUB-ACCOUNTS
                    -------------------------------- ----------------------------------------------
                                             MONEY      ASSET     MORTGAGE    INDEX      CAPITAL
      ASSETS          GROWTH       BOND     MARKET   ALLOCATION  SECURITIES    500     APPRECIATION
      ------        ----------- ---------- --------- ----------- ---------- ---------- ------------
Investments in
shares of Advantus
Series Fund, Inc.:
 Growth Portfolio,
 27,574,279 shares
 at net asset
 value of $2.40
 per share (cost
 $57,744,530).....  $66,172,885        --        --          --         --         --          --
 Bond Portfolio,
 15,834,447 shares
 at net asset
 value of $1.33
 per share (cost
 $19,967,013).....          --  20,989,760       --          --         --         --          --
 Money Market
 Portfolio,
 7,170,533 shares
 at net asset
 value of $1.00
 per share (cost
 $7,170,533)......          --         --  7,170,533         --         --         --          --
 Asset Allocation
 Portfolio,
 50,925,738 shares
 at net asset
 value of $2.03
 per share (cost
 $87,958,560).....          --         --        --  103,301,412        --         --          --
 Mortgage Securi-
 ties Portfolio,
 8,521,819 shares
 at net asset
 value of $1.21
 per share (cost
 $9,844,498)......          --         --        --          --  10,321,050        --          --
 Index 500 Portfo-
 lio, 27,928,008
 shares at net as-
 set value of
 $3.10 per share
 (cost
 $63,612,195).....          --         --        --          --         --  86,679,800         --
 Capital Apprecia-
 tion Portfolio,
 30,811,784 shares
 at net asset
 value of $2.85
 per share (cost
 $68,051,768).....          --         --        --          --         --         --   87,870,497
 International
 Stock Portfolio,
 41,806,654 shares
 at net asset
 value of $1.71
 per share (cost
 $63,113,512).....          --         --        --          --         --         --          --
 Small Company
 Portfolio,
 29,781,047 shares
 at net asset
 value of $1.65
 per share (cost
 $45,942,420).....          --         --        --          --         --         --          --
 Value Stock Port-
 folio, 21,459,139
 shares at net as-
 set value of
 $1.73 per share
 (cost
 $36,011,778).....          --         --        --          --         --         --          --
                    ----------- ---------- --------- ----------- ---------- ----------  ----------
                     66,172,885 20,989,760 7,170,533 103,301,412 10,321,050 86,679,800  87,870,497
Receivable from
Minnesota Mutual
for policy pur-
chase payments....      146,377    100,998    56,230     113,242      8,533    321,747     131,581
Receivable from
Advantus Series
Fund, Inc. for in-
vestments sold....       68,693     20,910    26,296     138,650     25,558     66,147     112,115
                    ----------- ---------- --------- ----------- ---------- ----------  ----------
  Total assets....   66,387,955 21,111,668 7,253,059 103,553,304 10,355,141 87,067,694  88,114,193
                    ----------- ---------- --------- ----------- ---------- ----------  ----------
    LIABILITIES
    -----------
Payable to
Advantus Series
Fund, Inc. for in-
vestments pur-
chased............      146,377    100,998    56,230     113,242      8,533    321,747     131,581
Payable to Minne-
sota Mutual for
policy termina-
tions and mortal-
ity and expense
charges...........       68,693     20,910    26,296     138,650     25,558     66,147     112,115
                    ----------- ---------- --------- ----------- ---------- ----------  ----------
  Total liabili-
  ties............      215,070    121,908    82,526     251,892     34,091    387,894     243,696
                    ----------- ---------- --------- ----------- ---------- ----------  ----------
NET ASSETS APPLI-
CABLE TO POLICY
OWNERS............  $66,172,885 20,989,760 7,170,533 103,301,412 10,321,050 86,679,800  87,870,497
                    =========== ========== ========= =========== ========== ==========  ==========
UNITS OUTSTANDING.   19,284,419  9,679,443 4,323,601  34,942,517  4,464,617 22,433,487  22,986,605
                    =========== ========== ========= =========== ========== ==========  ==========
NET ASSET VALUE
PER UNIT..........  $      3.43       2.17      1.66        2.96       2.31       3.86        3.82
                    =========== ========== ========= =========== ========== ==========  ==========
                    -----------------------------------
                    INTERNATIONAL   SMALL      VALUE
      ASSETS            STOCK      COMPANY     STOCK
      ------        ------------- ---------- ----------
Investments in
shares of Advantus
Series Fund, Inc.:
 Growth Portfolio,
 27,574,279 shares
 at net asset
 value of $2.40
 per share (cost
 $57,744,530).....          --           --         --
 Bond Portfolio,
 15,834,447 shares
 at net asset
 value of $1.33
 per share (cost
 $19,967,013).....          --           --         --
 Money Market
 Portfolio,
 7,170,533 shares
 at net asset
 value of $1.00
 per share (cost
 $7,170,533)......          --           --         --
 Asset Allocation
 Portfolio,
 50,925,738 shares
 at net asset
 value of $2.03
 per share (cost
 $87,958,560).....          --           --         --
 Mortgage Securi-
 ties Portfolio,
 8,521,819 shares
 at net asset
 value of $1.21
 per share (cost
 $9,844,498)......          --           --         --
 Index 500 Portfo-
 lio, 27,928,008
 shares at net as-
 set value of
 $3.10 per share
 (cost
 $63,612,195).....          --           --         --
 Capital Apprecia-
 tion Portfolio,
 30,811,784 shares
 at net asset
 value of $2.85
 per share (cost
 $68,051,768).....          --           --         --
 International
 Stock Portfolio,
 41,806,654 shares
 at net asset
 value of $1.71
 per share (cost
 $63,113,512).....   71,300,514          --         --
 Small Company
 Portfolio,
 29,781,047 shares
 at net asset
 value of $1.65
 per share (cost
 $45,942,420).....          --    49,274,150        --
 Value Stock Port-
 folio, 21,459,139
 shares at net as-
 set value of
 $1.73 per share
 (cost
 $36,011,778).....          --           --  37,156,690
                    ------------- ---------- ----------
                     71,300,514   49,274,150 37,156,690
Receivable from
Minnesota Mutual
for policy pur-
chase payments....      134,149      171,917    193,176
Receivable from
Advantus Series
Fund, Inc. for in-
vestments sold....      145,630       56,754     53,486
                    ------------- ---------- ----------
  Total assets....   71,580,293   49,502,821 37,403,352
                    ------------- ---------- ----------
    LIABILITIES
    -----------
Payable to
Advantus Series
Fund, Inc. for in-
vestments pur-
chased............      134,149      171,917    193,176
Payable to Minne-
sota Mutual for
policy termina-
tions and mortal-
ity and expense
charges...........      145,630       56,754     53,486
                    ------------- ---------- ----------
  Total liabili-
  ties............      279,779      228,671    246,662
                    ------------- ---------- ----------
NET ASSETS APPLI-
CABLE TO POLICY
OWNERS............   71,300,514   49,274,150 37,156,690
                    ============= ========== ==========
UNITS OUTSTANDING.   35,764,833   27,207,371 17,273,210
                    ============= ========== ==========
NET ASSET VALUE
PER UNIT..........         1.99         1.81       2.15
                    ============= ========== ==========

                See accompanying notes to financial statements.

                           MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                                                                     SEGREGATED SUB-ACCOUNTS
                    -----------------------------------  --------------------------------------------------
                                               MONEY        ASSET      MORTGAGE      INDEX       CAPITAL
                      GROWTH        BOND       MARKET    ALLOCATION   SECURITIES      500      APPRECIATION
                    -----------  ----------  ----------  -----------  ----------  -----------  ------------
Investment income
 (loss):
 Investment income
  distributions
  from underlying
  mutual fund
  (note 4)......... $   402,228     870,434     331,689    2,294,552     585,018      713,950          --
 Mortality and
  expense charges
  (note 3).........    (263,066)    (88,316)    (33,136)    (450,565)    (47,250)    (345,963)    (359,192)
                    -----------  ----------  ----------  -----------  ----------  -----------  -----------
   Investment
    income
    (loss)--net....     139,162     782,118     298,553    1,843,987     537,768      367,987     (359,192)
                    -----------  ----------  ----------  -----------  ----------  -----------  -----------
Realized and
 unrealized gains
 (losses) on
 investments--net:
 Realized gain
  distributions
  from underlying
  mutual fund
  (note 4).........  10,393,363         --          --     4,763,693         --       902,006    6,002,097
                    -----------  ----------  ----------  -----------  ----------  -----------  -----------
 Realized gains on
  sales of
  investments:
   Proceeds from
    sales..........  15,684,889   7,023,299   9,785,041   23,263,361   3,450,756   16,510,404   17,747,694
   Cost of invest-
    ments sold..... (14,635,767) (6,842,596) (9,785,041) (20,785,498) (3,367,243) (12,299,647) (14,670,799)
                    -----------  ----------  ----------  -----------  ----------  -----------  -----------
                      1,049,122     180,703         --     2,477,863      83,513    4,210,757    3,076,895
                    -----------  ----------  ----------  -----------  ----------  -----------  -----------
   Net realized
    gains on
    investments....  11,442,485     180,703         --     7,241,556      83,513    5,112,763    9,078,992
                    -----------  ----------  ----------  -----------  ----------  -----------  -----------
Net change in
 unrealized appre-
 ciation or depre-
 ciation of invest-
 ments.............   3,414,900     561,234         --     6,261,254     169,605   12,660,399    9,108,606
                    -----------  ----------  ----------  -----------  ----------  -----------  -----------
   Net gains on
    investments....  14,857,385     741,937         --    13,502,810     253,118   17,773,162   18,187,598
                    -----------  ----------  ----------  -----------  ----------  -----------  -----------
   Net increase in
    net assets
    resulting from
    operations..... $14,996,547   1,524,055     298,553   15,346,797     790,886   18,141,149   17,828,406
                    ===========  ==========  ==========  ===========  ==========  ===========  ===========
                    --------------------------------------
                    INTERNATIONAL    SMALL       VALUE
                        STOCK       COMPANY      STOCK
                    ------------- ------------ -----------
Investment income
 (loss):
 Investment income
  distributions
  from underlying
  mutual fund
  (note 4).........    1,700,559          579     402,534
 Mortality and
  expense charges
  (note 3).........     (315,047)    (204,439)   (138,510)
                    ------------- ------------ -----------
   Investment
    income
    (loss)--net....    1,385,512     (203,860)    264,024
                    ------------- ------------ -----------
Realized and
 unrealized gains
 (losses) on
 investments--net:
 Realized gain
  distributions
  from underlying
  mutual fund
  (note 4).........      848,376          --    3,195,383
                    ------------- ------------ -----------
 Realized gains on
  sales of
  investments:
   Proceeds from
    sales..........   17,240,951   12,901,283  10,061,048
   Cost of invest-
    ments sold.....  (14,680,146) (12,333,703) (8,568,072)
                    ------------- ------------ -----------
                       2,560,805      567,580   1,492,976
                    ------------- ------------ -----------
   Net realized
    gains on
    investments....    3,409,181      567,580   4,688,359
                    ------------- ------------ -----------
Net change in
 unrealized appre-
 ciation or depre-
 ciation of invest-
 ments.............    1,199,797    2,548,501    (516,947)
                    ------------- ------------ -----------
   Net gains on
    investments....    4,608,978    3,116,081   4,171,412
                    ------------- ------------ -----------
   Net increase in
    net assets
    resulting from
    operations.....    5,994,490    2,912,221   4,435,436
                    ============= ============ ===========

                See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                       YEAR ENDED DECEMBER 31, 1996

                                                                     SEGREGATED SUB-ACCOUNTS
                    -----------------------------------  --------------------------------------------------
                                               MONEY        ASSET      MORTGAGE      INDEX       CAPITAL
                      GROWTH       BOND       MARKET     ALLOCATION   SECURITIES      500      APPRECIATION
                    ----------  ----------  -----------  -----------  ----------  -----------  ------------
Investment income
 (loss):
 Investment income
  distributions
  from underlying
  mutual fund
  (note 4)......... $  278,451     603,154      294,271    2,095,397     499,341      476,493          --
 Mortality and
  expense charges
  (note 3).........   (173,630)    (60,937)     (30,589)    (350,927)    (39,632)    (195,010)    (255,630)
                    ----------  ----------  -----------  -----------  ----------  -----------  -----------
   Investment in-
    come (loss)--
    net............    104,821     542,217      263,682    1,744,470     459,709      281,483     (255,630)
                    ----------  ----------  -----------  -----------  ----------  -----------  -----------
Realized and
 unrealized gains
 (losses) on
 investments--net:
 Realized gain
  distributions
  from underlying
  mutual fund
  (note 4).........  2,616,611     108,728          --     3,836,599         --       246,659    1,271,186
                    ----------  ----------  -----------  -----------  ----------  -----------  -----------
 Realized gains on
  sales of
  investments:
   Proceeds from
    sales.......... 10,268,042   4,634,557   11,833,538   17,461,424   2,268,982   12,438,876   13,655,575
   Cost of
    investments
    sold........... (9,164,050) (4,546,166) (11,833,538) (15,718,684) (2,242,472) (10,121,928) (11,287,215)
                    ----------  ----------  -----------  -----------  ----------  -----------  -----------
                     1,103,992      88,391          --     1,742,740      26,510    2,316,948    2,368,360
                    ----------  ----------  -----------  -----------  ----------  -----------  -----------
   Net realized
    gains on
    investments....  3,720,603     197,119          --     5,579,339      26,510    2,563,607    3,639,546
                    ----------  ----------  -----------  -----------  ----------  -----------  -----------
Net change in
 unrealized
 appreciation or
 depreciation of
 investments.......  1,398,787    (343,676)         --       682,688    (107,111)   4,756,817    4,331,602
                    ----------  ----------  -----------  -----------  ----------  -----------  -----------
   Net gains
    (losses) on
    investments....  5,119,390    (146,557)         --     6,262,027     (80,601)   7,320,424    7,971,148
                    ----------  ----------  -----------  -----------  ----------  -----------  -----------
   Net increase in
    net assets
    resulting from
    operations..... $5,224,211     395,660      263,682    8,006,497     379,108    7,601,907    7,715,518
                    ==========  ==========  ===========  ===========  ==========  ===========  ===========
                    -------------------------------------
                    INTERNATIONAL   SMALL       VALUE
                        STOCK      COMPANY      STOCK
                    ------------- ----------- -----------
Investment income
 (loss):
 Investment income
  distributions
  from underlying
  mutual fund
  (note 4).........      928,852      70,099     134,162
 Mortality and
  expense charges
  (note 3).........     (199,522)   (136,946)    (51,183)
                    ------------- ----------- -----------
   Investment in-
    come (loss)--
    net............      729,330     (66,847)     82,979
                    ------------- ----------- -----------
Realized and
 unrealized gains
 (losses) on
 investments--net:
 Realized gain
  distributions
  from underlying
  mutual fund
  (note 4).........    1,016,871   3,093,113   1,024,043
                    ------------- ----------- -----------
 Realized gains on
  sales of
  investments:
   Proceeds from
    sales..........   11,921,319   8,855,781   3,885,317
   Cost of
    investments
    sold...........  (10,844,232) (7,746,510) (3,415,633)
                    ------------- ----------- -----------
                       1,077,087   1,109,271     469,684
                    ------------- ----------- -----------
   Net realized
    gains on
    investments....    2,093,958   4,202,384   1,493,727
                    ------------- ----------- -----------
Net change in
 unrealized
 appreciation or
 depreciation of
 investments.......    4,335,633  (2,840,532)  1,239,111
                    ------------- ----------- -----------
   Net gains
    (losses) on
    investments....    6,429,591   1,361,852   2,732,838
                    ------------- ----------- -----------
   Net increase in
    net assets
    resulting from
    operations.....    7,158,921   1,295,005   2,815,817
                    ============= =========== ===========

                See accompanying notes to financial statements.

                           MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT

                       YEAR ENDED DECEMBER 31, 1995

                                                                    SEGREGATED SUB-ACCOUNTS
                     ----------------------------------  -------------------------------------------------
                                               MONEY        ASSET      MORTGAGE     INDEX       CAPITAL
                       GROWTH       BOND       MARKET    ALLOCATION   SECURITIES     500      APPRECIATION
                     ----------  ----------  ----------  -----------  ----------  ----------  ------------
Investment income
 (loss):
 Investment income
  distributions
  from underlying
  mutual fund
  (note 4).........  $  199,832     261,591     208,114    1,419,229     418,709     345,109          --
 Mortality and
  expense charges
  (note 3).........    (115,565)    (40,308)    (19,640)    (258,919)    (32,719)   (108,911)    (178,191)
                     ----------  ----------  ----------  -----------  ----------  ----------   ----------
  Investment
   income (loss)--
   net.............      84,267     221,283     188,474    1,160,310     385,990     236,198     (178,191)
                     ----------  ----------  ----------  -----------  ----------  ----------   ----------
Realized and
 unrealized gains
 on investments--
 net:
 Realized gain
  distributions
  from underlying
  mutual fund
  (note 4).........     752,601         --          --       518,544         --      136,462      820,112
                     ----------  ----------  ----------  -----------  ----------  ----------   ----------
 Realized gains on
  sales of
  investments:
   Proceeds from
    sales..........   6,707,133   3,668,871   5,767,756   15,788,909   2,440,457   6,976,079   10,629,551
   Cost of
    investments
    sold...........  (6,150,138) (3,547,747) (5,767,756) (14,667,948) (2,419,084) (5,975,182)  (9,193,408)
                     ----------  ----------  ----------  -----------  ----------  ----------   ----------
                        556,995     121,124         --     1,120,961      21,373   1,000,897    1,436,143
                     ----------  ----------  ----------  -----------  ----------  ----------   ----------
  Net realized
   gains on
   investments.....   1,309,596     121,124         --     1,639,505      21,373   1,137,359    2,256,255
                     ----------  ----------  ----------  -----------  ----------  ----------   ----------
Net change in
 unrealized
 appreciation or
 depreciation of
 investments.......   3,358,404   1,040,640         --     8,349,477     623,587   5,160,678    4,611,948
                     ----------  ----------  ----------  -----------  ----------  ----------   ----------
  Net gains on
   investments.....   4,668,000   1,161,764         --     9,988,982     644,960   6,298,037    6,868,203
                     ----------  ----------  ----------  -----------  ----------  ----------   ----------
Net increase in net
 assets resulting
 from operations...  $4,752,267   1,383,047     188,474   11,149,292   1,030,950   6,534,235    6,690,012
                     ==========  ==========  ==========  ===========  ==========  ==========   ==========
                     -------------------------------------
                     INTERNATIONAL   SMALL       VALUE
                         STOCK      COMPANY      STOCK
                     ------------- ----------- -----------
Investment income
 (loss):
 Investment income
  distributions
  from underlying
  mutual fund
  (note 4).........          --        23,415      38,421
 Mortality and
  expense charges
  (note 3).........     (125,629)     (72,140)    (14,473)
                     ------------- ----------- -----------
  Investment
   income (loss)--
   net.............     (125,629)     (48,725)     23,948
                     ------------- ----------- -----------
Realized and
 unrealized gains
 on investments--
 net:
 Realized gain
  distributions
  from underlying
  mutual fund
  (note 4).........          --       203,581     220,693
                     ------------- ----------- -----------
 Realized gains on
  sales of
  investments:
   Proceeds from
    sales..........    9,110,210    4,928,714   1,202,928
   Cost of
    investments
    sold...........   (8,713,211)  (4,259,828) (1,092,357)
                     ------------- ----------- -----------
                         396,999      668,886     110,571
                     ------------- ----------- -----------
  Net realized
   gains on
   investments.....      396,999      872,467     331,264
                     ------------- ----------- -----------
Net change in
 unrealized
 appreciation or
 depreciation of
 investments.......    2,953,006    3,168,698     429,503
                     ------------- ----------- -----------
  Net gains on
   investments.....    3,350,005    4,041,165     760,767
                     ------------- ----------- -----------
Net increase in net
 assets resulting
 from operations...    3,224,376    3,992,440     784,715
                     ============= =========== ===========

              See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                          YEAR ENDED DECEMBER 31, 1997

                                                                    SEGREGATED SUB-ACCOUNTS
                   -----------------------------------  --------------------------------------------------
                                              MONEY        ASSET      MORTGAGE      INDEX       CAPITAL
                     GROWTH        BOND       MARKET    ALLOCATION   SECURITIES      500      APPRECIATION
                   -----------  ----------  ----------  -----------  ----------  -----------  ------------
Operations:
 Investment
  income (loss)--
  net............  $   139,162     782,118     298,553    1,843,987     537,768      367,987     (359,192)
 Net realized
  gains on
  investments....   11,442,485     180,703         --     7,241,556      83,513    5,112,763    9,078,992
 Net change in
  unrealized
  appreciation or
  depreciation of
  investments....    3,414,900     561,234         --     6,261,254     169,605   12,660,399    9,108,606
                   -----------  ----------  ----------  -----------  ----------  -----------  -----------
Net increase in
 net assets
 resulting from
 operations......   14,996,547   1,524,055     298,553   15,346,797     790,886   18,141,149   17,828,406
                   -----------  ----------  ----------  -----------  ----------  -----------  -----------
Policy
 transactions
 (notes 3, 4 and
 5):
 Policy purchase
  payments.......   24,785,458  11,710,496  10,151,149   30,593,582   4,047,794   34,152,463   28,190,241
 Policy
  withdrawals and
  charges........  (15,421,823) (6,934,983) (9,751,905) (22,812,796) (3,403,506) (16,164,441) (17,388,503)
                   -----------  ----------  ----------  -----------  ----------  -----------  -----------
Increase in net
 assets from
 policy
 transactions....    9,363,635   4,775,513     399,244    7,780,786     644,288   17,988,022   10,801,738
                   -----------  ----------  ----------  -----------  ----------  -----------  -----------
Increase in net
 assets..........   24,360,182   6,299,568     697,797   23,127,583   1,435,174   36,129,171   28,630,144
Net assets at the
 beginning of
 year............   41,812,703  14,690,192   6,472,736   80,173,829   8,885,876   50,550,629   59,240,353
                   -----------  ----------  ----------  -----------  ----------  -----------  -----------
Net assets at the
 end of year.....  $66,172,885  20,989,760   7,170,533  103,301,412  10,321,050   86,679,800   87,870,497
                   ===========  ==========  ==========  ===========  ==========  ===========  ===========
                   --------------------------------------
                   INTERNATIONAL    SMALL       VALUE
                       STOCK       COMPANY      STOCK
                   ------------- ------------ -----------
Operations:
 Investment
  income (loss)--
  net............     1,385,512     (203,860)    264,024
 Net realized
  gains on
  investments....     3,409,181      567,580   4,688,359
 Net change in
  unrealized
  appreciation or
  depreciation of
  investments....     1,199,797    2,548,501    (516,947)
                   ------------- ------------ -----------
Net increase in
 net assets
 resulting from
 operations......     5,994,490    2,912,221   4,435,436
                   ------------- ------------ -----------
Policy
 transactions
 (notes 3, 4 and
 5):
 Policy purchase
  payments.......    32,014,886   25,428,738  25,430,667
 Policy
  withdrawals and
  charges........   (16,925,904) (12,696,844) (9,922,538)
                   ------------- ------------ -----------
Increase in net
 assets from
 policy
 transactions....    15,088,982   12,731,894  15,508,129
                   ------------- ------------ -----------
Increase in net
 assets..........    21,083,472   15,644,115  19,943,565
Net assets at the
 beginning of
 year............    50,217,042   33,630,035  17,213,125
                   ------------- ------------ -----------
Net assets at the
 end of year.....    71,300,514   49,274,150  37,156,690
                   ============= ============ ===========

              See accompanying notes to financial statements.

                           MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT

                       YEAR ENDED DECEMBER 31, 1996

                                                                     SEGREGATED SUB-ACCOUNTS
                   ------------------------------------  --------------------------------------------------
                                               MONEY        ASSET      MORTGAGE                  CAPITAL
                     GROWTH        BOND       MARKET     ALLOCATION   SECURITIES   INDEX 500   APPRECIATION
                   -----------  ----------  -----------  -----------  ----------  -----------  ------------
Operations:
 Investment in-
  come (loss)--
  net............  $   104,821     542,217      263,682    1,744,470     459,709      281,483     (255,630)
 Net realized
  gains on in-
  vestments......    3,720,603     197,119          --     5,579,339      26,510    2,563,607    3,639,546
 Net change in
  unrealized ap-
  preciation or
  depreciation of
  investments....    1,398,787    (343,676)         --       682,688    (107,111)   4,756,817    4,331,602
                   -----------  ----------  -----------  -----------  ----------  -----------  -----------
Net increase in
 net assets re-
 sulting from op-
 erations........    5,224,211     395,660      263,682    8,006,497     379,108    7,601,907    7,715,518
                   -----------  ----------  -----------  -----------  ----------  -----------  -----------
Policy transac-
 tions (notes 3,
 4 and 5):
 Policy purchase
  payments.......   18,240,045   8,476,494   12,682,354   27,630,678   3,385,663   26,341,081   22,471,971
 Policy withdraw-
  als and
  charges........  (10,094,412) (4,573,620) (11,802,949) (17,110,497) (2,229,350) (12,243,866) (13,399,945)
                   -----------  ----------  -----------  -----------  ----------  -----------  -----------
Increase in net
 assets from pol-
 icy transac-
 tions...........    8,145,633   3,902,874      879,405   10,520,181   1,156,313   14,097,215    9,072,026
                   -----------  ----------  -----------  -----------  ----------  -----------  -----------
Increase in net
 assets..........   13,369,844   4,298,534    1,143,087   18,526,678   1,535,421   21,699,122   16,787,544
Net assets at the
 beginning of
 year............   28,442,859  10,391,658    5,329,649   61,647,151   7,350,455   28,851,507   42,452,809
                   -----------  ----------  -----------  -----------  ----------  -----------  -----------
Net assets at the
 end of year.....  $41,812,703  14,690,192    6,472,736   80,173,829   8,885,876   50,550,629   59,240,353
                   ===========  ==========  ===========  ===========  ==========  ===========  ===========
                   -------------------------------------
                   INTERNATIONAL   SMALL       VALUE
                       STOCK      COMPANY      STOCK
                   ------------- ----------- -----------
Operations:
 Investment in-
  come (loss)--
  net............       729,330     (66,847)     82,979
 Net realized
  gains on in-
  vestments......     2,093,958   4,202,384   1,493,727
 Net change in
  unrealized ap-
  preciation or
  depreciation of
  investments....     4,335,633  (2,840,532)  1,239,111
                   ------------- ----------- -----------
Net increase in
 net assets re-
 sulting from op-
 erations........     7,158,921   1,295,005   2,815,817
                   ------------- ----------- -----------
Policy transac-
 tions (notes 3,
 4 and 5):
 Policy purchase
  payments.......    23,422,864  20,175,123  12,940,411
 Policy withdraw-
  als and
  charges........   (11,721,797) (8,718,835) (3,834,134)
                   ------------- ----------- -----------
Increase in net
 assets from pol-
 icy transac-
 tions...........    11,701,067  11,456,288   9,106,277
                   ------------- ----------- -----------
Increase in net
 assets..........    18,859,988  12,751,293  11,922,094
Net assets at the
 beginning of
 year............    31,357,054  20,878,742   5,291,031
                   ------------- ----------- -----------
Net assets at the
 end of year.....    50,217,042  33,630,035  17,213,125
                   ============= =========== ===========

              See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT

                       YEAR ENDED DECEMBER 31, 1995

                                                                   SEGREGATED SUB-ACCOUNTS
                   -----------------------------------  -------------------------------------------------
                                              MONEY        ASSET      MORTGAGE     INDEX       CAPITAL
                     GROWTH        BOND       MARKET    ALLOCATION   SECURITIES     500      APPRECIATION
                   -----------  ----------  ----------  -----------  ----------  ----------  ------------
Operations:
 Investment
  income (loss)--
  net............  $    84,267     221,283     188,474    1,160,310     385,990     236,198     (178,191)
 Net realized
  gains on
  investments....    1,309,596     121,124         --     1,639,505      21,373   1,137,359    2,256,255
 Net change in
  unrealized
  appreciation or
  depreciation of
  investments....    3,358,404   1,040,640         --     8,349,477     623,587   5,160,678    4,611,948
                   -----------  ----------  ----------  -----------  ----------  ----------  -----------
Net increase in
 net assets
 resulting from
 operations......    4,752,267   1,383,047     188,474   11,149,292   1,030,950   6,534,235    6,690,012
                   -----------  ----------  ----------  -----------  ----------  ----------  -----------
Policy
 transactions
 (notes 3, 4 and
 5):
 Policy purchase
  payments.......   12,408,482   6,659,641   6,662,290   23,396,902   3,100,448  13,185,123   19,128,138
 Policy withdraw-
  als and
  charges........   (6,591,568) (3,628,563) (5,748,116) (15,529,990) (2,407,738) (6,867,168) (10,451,360)
                   -----------  ----------  ----------  -----------  ----------  ----------  -----------
Increase in net
 assets from
 policy
 transactions....    5,816,914   3,031,078     914,174    7,866,912     692,710   6,317,955    8,676,778
                   -----------  ----------  ----------  -----------  ----------  ----------  -----------
Increase in net
 assets..........   10,569,181   4,414,125   1,102,648   19,016,204   1,723,660  12,852,190   15,366,790
Net assets at the
 beginning of
 year............   17,873,678   5,977,533   4,227,001   42,630,947   5,626,795  15,999,317   27,086,019
                   -----------  ----------  ----------  -----------  ----------  ----------  -----------
Net assets at the
 end of year.....  $28,442,859  10,391,658   5,329,649   61,647,151   7,350,455  28,851,507   42,452,809
                   ===========  ==========  ==========  ===========  ==========  ==========  ===========
                   -------------------------------------
                   INTERNATIONAL   SMALL       VALUE
                       STOCK      COMPANY      STOCK
                   ------------- ----------- -----------
Operations:
 Investment
  income (loss)--
  net............     (125,629)     (48,725)     23,948
 Net realized
  gains on
  investments....      396,999      872,467     331,264
 Net change in
  unrealized
  appreciation or
  depreciation of
  investments....    2,953,006    3,168,698     429,503
                   ------------- ----------- -----------
Net increase in
 net assets
 resulting from
 operations......    3,224,376    3,992,440     784,715
                   ------------- ----------- -----------
Policy
 transactions
 (notes 3, 4 and
 5):
 Policy purchase
  payments.......   17,215,167   13,158,472   4,688,860
 Policy withdraw-
  als and
  charges........   (8,984,581)  (4,856,574) (1,188,455)
                   ------------- ----------- -----------
Increase in net
 assets from
 policy
 transactions....    8,230,586    8,301,898   3,500,405
                   ------------- ----------- -----------
Increase in net
 assets..........   11,454,962   12,294,338   4,285,120
Net assets at the
 beginning of
 year............   19,902,092    8,584,404   1,005,911
                   ------------- ----------- -----------
Net assets at the
 end of year.....   31,357,054   20,878,742   5,291,031
                   ============= =========== ===========

              See accompanying notes to financial statements.

                                         MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

The Minnesota Mutual Variable Life Account (the Account) was established on October 21, 1985 as a segregated asset account of The Minnesota Mutual Life Insurance Company (Minnesota Mutual) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). There are currently two types of variable life policies each consisting of ten segregated sub-accounts to which policy owners may allocate their purchase payments. The financial statements presented herein include both types of variable life policies, Variable Adjustable Life and Variable Adjustable Life Second Death, offered by the Account.

  The assets of each segregated sub-account are held for the exclusive benefit of the variable life policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Mutual. Variable life policy owners allocate their purchase payments to one or more of the ten segregated sub-accounts. Such payments are then invested in shares of Advantus Series Fund, Inc. (the Fund), formerly MIMLIC Series Fund, Inc., which was organized by Minnesota Mutual as the investment vehicle for its variable life insurance policies and variable annuity contracts. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Payments allocated to the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company and Value Stock segregated sub-accounts are invested in shares of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company and Value Stock Portfolios of the Fund, respectively.

  Ascend Financial Services, Inc., formerly MIMLIC Sales Corporation, acts as the underwriter for the Account. Advantus Capital Management, Inc. acts as the investment adviser for the Fund. Ascend Financial Services, Inc. and Advantus Capital Management, Inc. are wholly-owned subsidiaries of MIMLIC Asset Management Company. MIMLIC Asset Management Company is a wholly-owned subsidiary of Minnesota Mutual.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

Investments in Advantus Series Fund, Inc.

  Investments in shares of the Fund portfolios are stated at market value which is the net asset value per share as determined daily by the Fund. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of investments sold is determined on the average cost method. All dividend distributions received from the Fund are reinvested in additional shares of the Fund and are recorded by the sub-accounts on the ex-dividend date.

Federal Income Taxes

  The Account is treated as part of Minnesota Mutual for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Fund.

 MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT

(3) MORTALITY AND EXPENSE AND OTHER POLICY CHARGES

  The mortality and expense charge paid to Minnesota Mutual is computed daily and is equal, on an annual basis, to .50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account.

  Policy purchase payments are reflected net of the following charges paid to Minnesota Mutual:

    A basic sales load of 7 percent is deducted from each premium payment. A first year sales load not to exceed 23 percent may also be deducted. Total sales charges deducted from premium payments for the years ended December 31, 1997, 1996 and 1995 amounted to $19,600,016, $13,357,161 and
  $11,373,694, respectively.

    An underwriting charge is deducted from first year purchase payments in an amount not to exceed $5 per $1,000 of face amount of insurance. The amount may vary by the age of the insured and the premium level for a given amount of insurance. The underwriting charge is paid for administrative costs associated with issuance or adjustment of policies. Total underwriting charges deducted from premium payments for the years ended December 31, 1997, 1996 and 1995 amounted to $10,756,148, $6,155,712 and
  $4,549,011, respectively.

    A premium tax charge in the amount of 2.5 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 1997, 1996 and 1995 amounted to $4,479,422, $3,465,457 and $2,687,472, respectively.

    A face amount guarantee charge of 1.5 percent is deducted from each Variable Adjustable Life policy premium payment. The charge is paid for the guarantee that the death benefit will always be at least equal to the current face amount of insurance regardless of the investment performance. Total face amount guarantee charges deducted from premium payments for the years ended December 31, 1997, 1996 and 1995 amounted to $2,188,497, $1,794,822 and $1,411,514, respectively.

    Beginning in 1996, a federal tax charge of 1.25 percent is deducted from each Variable Adjustable Life Second Death policy premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Mutual under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 1997 and 1996 amounted to $158,590 and $14,298, respectively.

  In addition to deductions from premium payments, an administration charge, certain transaction charges, a cost of insurance charge and a charge for sub-standard risks, if any, are assessed from the actual cash value of each policy. In addition, a face amount guarantee charge is assessed from the actual cash value of each Variable Adjustable Second Death policy. These charges are paid by redeeming units of the Account held by the individual policy owner. The administration charge is $60 for each policy year for Variable Adjustable Life policies and $120 for each policy year for Variable Adjustable Life Second Death policies. The transaction charges are for expenses incurred by Minnesota Mutual for processing certain transactions. A charge of $25 is assessed for each policy adjustment. A charge, not to exceed $10, may be assessed for each transfer of actual cash value among the segregated sub-accounts. The face amount guarantee charge is guaranteed not to exceed 3 cents per thousand dollars of face amount per month.

                                         MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT

(3) MORTALITY AND EXPENSE AND OTHER POLICY CHARGES (CONTINUED)

  The cost of insurance charge varies with the amount of insurance, the insured's age, sex, risk class, level of scheduled premium and duration of the policy. The charge for substandard risks is for providing death benefits for policies which have mortality risks in excess of the standard.

  The total of cash value charges for the years ended December 31, 1997, 1996 and 1995 for each segregated sub-account are as follows:

                         1997       1996       1995
                      ---------- ---------- ----------
Growth                $4,939,701 $3,958,312 $3,235,518
Bond                   2,200,814  1,780,681  1,359,743
Money Market             777,111    741,727    624,184
Asset Allocation       7,770,546  7,673,171  7,306,035
Mortgage Securities      925,967    859,703    881,050
Index 500              6,357,141  4,389,029  2,752,710
Capital Appreciation   6,374,197  5,701,873  4,809,954
International Stock    6,665,104  5,145,385  3,938,698
Small Company          5,041,725  3,921,958  2,514,829
Value Stock            3,775,010  1,802,043    619,624

(4) INVESTMENT TRANSACTIONS

  The Account's purchases of Fund shares, including reinvestment of dividend distributions, were as follows during the years ended December 31, 1997, 1996 and 1995:

                                   1997        1996        1995
                                ----------- ----------- -----------
Growth Portfolio                $35,581,049 $21,135,107 $13,360,915
Bond Portfolio                   12,580,930   9,188,376   6,921,232
Money Market Portfolio           10,482,839  12,978,090   6,869,537
Asset Allocation Portfolio       37,651,827  33,562,674  25,334,675
Mortgage Securities Portfolio     4,632,812   3,885,004   3,519,157
Index 500 Portfolio              35,768,419  27,064,233  13,666,694
Capital Appreciation Portfolio   34,192,337  23,743,157  19,948,250
International Stock Portfolio    34,563,821  25,368,587  17,215,167
Small Company Portfolio          25,429,317  23,338,335  13,385,468
Value Stock Portfolio            29,028,584  14,098,616   4,947,974

 MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT

(5) UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

  Transactions in units for each segregated sub-account for the years ended December 31, 1997, 1996 and 1995 were as follows:

                                          SEGREGATED SUB-ACCOUNTS
                        -------------------------------------------------------------
                                                     MONEY       ASSET      MORTGAGE
                          GROWTH        BOND        MARKET     ALLOCATION  SECURITIES
                        ----------  ------------ ------------- ----------  ----------
Units outstanding at
 December 31, 1994       9,964,217    3,659,230    2,920,337   23,769,797   3,250,971
  Policy purchase
   payments              6,094,908    3,681,345    4,467,894   11,590,519   1,632,915
  Deductions for policy
   withdrawals and
   charges              (3,236,631)  (2,000,036)  (3,878,440)  (7,727,043) (1,267,630)
                        ----------   ----------   ----------   ----------  ----------
Units outstanding at
 December 31, 1995      12,822,494    5,340,539    3,509,791   27,633,273   3,616,256
  Policy purchase
   payments              7,527,990    4,397,925    8,165,940   11,761,903   1,651,580
  Deductions for policy
   withdrawals and
   charges              (4,174,113)  (2,372,242)  (7,592,940)  (7,290,581) (1,092,188)
                        ----------   ----------   ----------   ----------  ----------
Units outstanding at
 December 31, 1996      16,176,371    7,366,222    4,082,791   32,104,595   4,175,648
  Policy purchase
   payments              8,261,616    5,661,131    6,242,859   11,295,279   1,827,938
  Deductions for policy
   withdrawals and
   charges              (5,153,568)  (3,347,910)  (6,002,049)  (8,457,357) (1,538,969)
                        ----------   ----------   ----------   ----------  ----------
Units outstanding at
 December 31, 1997      19,284,419    9,679,443    4,323,601   34,942,517   4,464,617
                        ==========   ==========   ==========   ==========  ==========
                                          SEGREGATED SUB-ACCOUNTS
                        -------------------------------------------------------------
                          INDEX       CAPITAL    INTERNATIONAL   SMALL       VALUE
                           500      APPRECIATION     STOCK      COMPANY      STOCK
                        ----------  ------------ ------------- ----------  ----------
Units outstanding at
 December 31, 1994       8,997,722   12,929,134   15,062,750    7,074,933     971,938
  Policy purchase
   payments              6,137,740    8,025,347   12,197,396    9,459,804   3,860,586
  Deductions for policy
   withdrawals and
   charges              (3,218,181)  (4,366,808)  (6,376,829)  (3,444,979)   (968,230)
                        ----------   ----------   ----------   ----------  ----------
Units outstanding at
 December 31, 1995      11,917,281   16,587,673   20,883,317   13,089,758   3,864,294
  Policy purchase
   payments              9,927,022    7,957,386   14,398,443   12,096,257   8,210,018
  Deductions for policy
   withdrawals and
   charges              (4,593,774)  (4,766,785)  (7,225,632)  (5,267,965) (2,425,981)
                        ----------   ----------   ----------   ----------  ----------
Units outstanding at
 December 31, 1996      17,250,529   19,778,274   28,056,128   19,918,050   9,648,331
  Policy purchase
   payments              9,815,943    8,385,341   16,284,208   14,622,555  12,392,543
  Deductions for policy
   withdrawals and
   charges              (4,632,985)  (5,177,010)  (8,575,503)  (7,333,234) (4,767,664)
                        ----------   ----------   ----------   ----------  ----------
Units outstanding at
 December 31, 1997      22,433,487   22,986,605   35,764,833   27,207,371  17,273,210
                        ==========   ==========   ==========   ==========  ==========

                                         MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT

(6) FINANCIAL HIGHLIGHTS

The following tables for each segregated sub-account show certain data for an accumulation unit outstanding during the periods indicated:

                                  GROWTH

                                                    YEAR ENDED DECEMBER 31,
                                                   ---------------------------
                                                   1997  1996  1995 1994  1993
                                                   ----- ----  ---- ----  ----
Unit value, beginning of year                      $2.59 2.22  1.79 1.79  1.72
                                                   ----- ----  ---- ----  ----
Income from investment operations:
  Net investment income                              .01  .01   .01  .01   .01
  Net gains or losses on securities (both realized
   and unrealized)                                   .83  .36   .42 (.01)  .06
                                                   ----- ----  ---- ----  ----
    Total from investment operations                 .84  .37   .43  --    .07
                                                   ----- ----  ---- ----  ----
Unit value, end of year                            $3.43 2.59  2.22 1.79  1.79
                                                   ===== ====  ==== ====  ====

                                      BOND

                                                    YEAR ENDED DECEMBER 31,
                                                   ---------------------------
                                                   1997  1996  1995 1994  1993
                                                   ----- ----  ---- ----  ----
Unit value, beginning of year                      $1.99 1.95  1.63 1.72  1.57
                                                   ----- ----  ---- ----  ----
Income (loss) from investment operations:
  Net investment income                              .09  .08   .05  .05   .05
  Net gains or losses on securities (both realized
   and unrealized)                                   .09 (.04)  .27 (.14)  .10
                                                   ----- ----  ---- ----  ----
    Total from investment operations                 .18  .04   .32 (.09)  .15
                                                   ----- ----  ---- ----  ----
Unit value, end of year                            $2.17 1.99  1.95 1.63  1.72
                                                   ===== ====  ==== ====  ====

                                  MONEY MARKET

                                                    YEAR ENDED DECEMBER 31,
                                                   ---------------------------
                                                   1997  1996  1995 1994  1993
                                                   ----- ----  ---- ----  ----
Unit value, beginning of year                      $1.58 1.52  1.45 1.40  1.37
                                                   ----- ----  ---- ----  ----
Income from investment operations:
  Net investment income                              .08  .06   .07  .05   .03
                                                   ----- ----  ---- ----  ----
    Total from investment operations                 .08  .06   .07  .05   .03
                                                   ----- ----  ---- ----  ----
Unit value, end of year                            $1.66 1.58  1.52 1.45  1.40
                                                   ===== ====  ==== ====  ====

                                ASSET ALLOCATION

                                                    YEAR ENDED DECEMBER 31,
                                                   ---------------------------
                                                   1997  1996  1995 1994  1993
                                                   ----- ----  ---- ----  ----
Unit value, beginning of year                      $2.50 2.23  1.79 1.83  1.73
                                                   ----- ----  ---- ----  ----
Income (loss) from investment operations:
  Net investment income                              .06  .06   .05  .03   .02
  Net gains or losses on securities (both realized
   and unrealized)                                   .40  .21   .39 (.07)  .08
                                                   ----- ----  ---- ----  ----
    Total from investment operations                 .46  .27   .44 (.04)  .10
                                                   ----- ----  ---- ----  ----
Unit value, end of year                            $2.96 2.50  2.23 1.79  1.83
                                                   ===== ====  ==== ====  ====

 MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT

(6) FINANCIAL HIGHLIGHTS (CONTINUED)

                            MORTGAGE SECURITIES

                                                    YEAR ENDED DECEMBER 31,
                                                   -----------------------------
                                                   1997   1996  1995  1994  1993
                                                   -----  ----  ----  ----  ----
Unit value, beginning of year                      $2.13  2.03  1.73  1.80  1.66
                                                   -----  ----  ----  ----  ----
Income (loss) from investment operations:
  Net investment income                              .13   .12   .11   .06   .05
  Net gains or losses on securities (both realized
   and unrealized)                                   .05  (.02)  .19  (.14)  .09
                                                   -----  ----  ----  ----  ----
    Total from investment operations                 .18   .10   .30  (.07)  .14
                                                   -----  ----  ----  ----  ----
Unit value, end of year                            $2.31  2.13  2.03  1.73  1.80
                                                   =====  ====  ====  ====  ====
                                   INDEX 500

                                                    YEAR ENDED DECEMBER 31,
                                                   -----------------------------
                                                   1997   1996  1995  1994  1993
                                                   -----  ----  ----  ----  ----
Unit value, beginning of year                      $2.93  2.42  1.78  1.77  1.62
                                                   -----  ----  ----  ----  ----
Income from investment operations:
  Net investment income                              .02   .02   .02   .02   .02
  Net gains or losses on securities (both realized
   and unrealized)                                   .91   .49   .62  (.01)  .13
                                                   -----  ----  ----  ----  ----
    Total from investment operations                 .93   .51   .64   .01   .15
                                                   -----  ----  ----  ----  ----
Unit value, end of year                            $3.86  2.93  2.42  1.78  1.77
                                                   =====  ====  ====  ====  ====
                              CAPITAL APPRECIATION

                                                    YEAR ENDED DECEMBER 31,
                                                   -----------------------------
                                                   1997   1996  1995  1994  1993
                                                   -----  ----  ----  ----  ----
Unit value, beginning of year                      $3.00  2.56  2.10  2.06  1.87
                                                   -----  ----  ----  ----  ----
Income from investment operations:
  Net investment income (loss)                      (.02) (.01) (.01) (.01)  --
  Net gains or losses on securities (both realized
   and unrealized)                                   .84   .45   .47   .05   .19
                                                   -----  ----  ----  ----  ----
    Total from investment operations                 .82   .44   .46   .04   .19
                                                   -----  ----  ----  ----  ----
Unit value, end of year                            $3.82  3.00  2.56  2.10  2.06
                                                   =====  ====  ====  ====  ====
                              INTERNATIONAL STOCK

                                                    YEAR ENDED DECEMBER 31,
                                                   -----------------------------
                                                   1997   1996  1995  1994  1993
                                                   -----  ----  ----  ----  ----
Unit value, beginning of year                      $1.79  1.50  1.32  1.33   .93
                                                   -----  ----  ----  ----  ----
Income (loss) from investment operations:
  Net investment income (loss)                       .04   .03  (.01)  .03   .01
  Net gains or losses on securities (both realized
   and unrealized)                                   .16   .26   .19  (.04)  .39
                                                   -----  ----  ----  ----  ----
    Total from investment operations                 .20   .29   .18  (.01)  .40
                                                   -----  ----  ----  ----  ----
Unit value, end of year                            $1.99  1.79  1.50  1.32  1.33
                                                   =====  ====  ====  ====  ====

                                         MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT

(6) FINANCIAL HIGHLIGHTS (CONTINUED)

                              SMALL COMPANY
                                        YEAR ENDED DECEMBER 31,
                                        --------------------------
                                                                   PERIOD FROM
                                                                   MAY 3, 1993*
                                                                   TO DECEMBER
                                         1997   1996  1995   1994    31, 1993
                                        ------  ----- -----  ----- ------------
Unit value, beginning of period........ $ 1.69   1.59  1.21   1.15     1.00
                                        ------  ----- -----  -----     ----
Income from investment operations:
  Net investment income (loss).........   (.01)   --   (.01)   --       --
  Net gains or losses on securities
   (both realized and unrealized)......    .13    .10   .39    .06      .15
                                        ------  ----- -----  -----     ----
    Total from investment operations...    .12    .10   .38    .06      .15
                                        ------  ----- -----  -----     ----
Unit value, end of period.............. $ 1.81   1.69  1.59   1.21     1.15
                                        ======  ===== =====  =====     ====

-------
*Commencement of the segregated sub-account's operations.

                                VALUE STOCK

                                          YEAR ENDED DECEMBER 31,
                                          ------------------------
                                                                   PERIOD FROM
                                                                   MAY 2, 1994*
                                                                   TO DECEMBER
                                            1997    1996    1995     31, 1994
                                          -------- ------- ------- ------------
Unit value, beginning of period.......... $   1.78    1.37    1.04     1.00
                                          -------- ------- -------     ----
Income from investment operations:
  Net investment income..................      .02     .01     .01      .02
  Net gains on securities (both realized
   and unrealized).......................      .35     .40     .32      .02
                                          -------- ------- -------     ----
    Total from investment operations.....      .37     .41     .33      .04
                                          -------- ------- -------     ----
Unit value, end of period................ $   2.15    1.78    1.37     1.04
                                          ======== ======= =======     ====

-------

*Commencement of the segregated sub-account's operations.

 INDEPENDENT AUDITORS' REPORT
The Board of Trustees
The Minnesota Mutual Life Insurance Company

  We have audited the accompanying consolidated balance sheets of The Minnesota Mutual Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations and policyowners' surplus and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Minnesota Mutual Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ending December 31, 1997 in conformity with generally accepted accounting principles.
  Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                             KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 9, 1998

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 1997 AND 1996

                                     ASSETS

                                                        1997        1996
                                                     ----------- -----------
                                                         (IN THOUSANDS)
Fixed maturity securities:
  Available-for-sale, at fair value (amortized cost
   $4,518,807 and $4,558,975)                        $ 4,719,801 $ 4,674,082
  Held-to-maturity, at amortized cost (fair value
   $1,158,227 and $1,179,112)                          1,088,312   1,125,638
Equity securities, at fair value (cost $537,441 and
 $429,509)                                               686,638     549,797
Mortgage loans, net                                      661,337     608,808
Real estate, net                                          39,964      43,082
Policy loans                                             213,488     204,178
Short-term investments                                   112,352     126,372
Other invested assets                                    216,838      94,647
                                                     ----------- -----------
  Total investments                                    7,738,730   7,426,604
Cash                                                      96,179      57,140
Finance receivables, net                                 211,794     259,192
Deferred policy acquisition costs                        576,030     589,517
Accrued investment income                                 83,439      90,996
Premiums receivable                                       68,030      77,140
Property and equipment, net                               58,123      55,050
Reinsurance recoverables                                 150,126     126,629
Other assets                                              52,852      54,798
Separate account assets                                5,366,810   3,706,256
                                                     ----------- -----------
    Total assets                                     $14,402,113 $12,443,322
                                                     =========== ===========

                     LIABILITIES AND POLICYOWNERS' SURPLUS

Liabilities:
  Policy and contract account balances               $ 4,275,221 $ 4,310,015
  Future policy and contract benefits                  1,687,529   1,638,720
  Pending policy and contract claims                      64,356      70,577
  Other policyowner funds                                416,752     396,848
  Policyowner dividends payable                           55,321      49,899
  Unearned premiums and fees                             202,070     207,111
  Federal income tax liability:
    Current                                               45,300      25,643
    Deferred                                             166,057     149,665
  Other liabilities                                      334,305     286,042
  Notes payable                                          298,000     319,000
  Separate account liabilities                         5,320,517   3,691,374
                                                     ----------- -----------
    Total liabilities                                $12,865,428 $11,144,894
                                                     =========== ===========
Policyowners' surplus:
  Unassigned surplus                                   1,380,012   1,190,116
  Net unrealized investment gains                        156,673     108,312
                                                     ----------- -----------
   Total policyowners' surplus                         1,536,685   1,298,428
                                                     ----------- -----------
    Total liabilities and policyowners' surplus      $14,402,113 $12,443,322
                                                     =========== ===========

          See accompanying notes to consolidated financial statements.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND POLICYOWNERS' SURPLUS

YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995

                            STATEMENTS OF OPERATIONS

                                             1997        1996        1995
                                          ----------  ----------  ----------
                                                   (IN THOUSANDS)
Revenues:
  Premiums                                $  615,253  $  612,359  $  603,770
  Policy and contract fees                   272,037     245,966     214,203
  Net investment income                      553,773     530,987     515,047
  Net realized investment gains              114,367      55,574      62,292
  Finance charge income                       43,650      46,932      39,937
  Other income                                71,707      51,630      40,250
                                          ----------  ----------  ----------
    Total revenues                         1,670,787   1,543,448   1,475,499
                                          ----------  ----------  ----------
Benefits and expenses:
  Policyowner benefits                       515,873     541,520     517,771
  Interest credited to policies and con-
   tracts                                    298,033     288,967     297,145
  General operating expenses                 369,961     302,618     273,425
  Commissions                                114,404     103,370      93,465
  Administrative and sponsorship fees         81,750      79,360      76,223
  Dividends to policyowners                   26,776      24,804      27,282
  Interest on notes payable                   24,192      22,798      11,128
  Increase in deferred policy acquisi-
   tion costs                                (26,878)    (19,284)    (34,173)
                                          ----------  ----------  ----------
    Total benefits and expenses            1,404,111   1,344,153   1,262,266
                                          ----------  ----------  ----------
     Income from operations before taxes     266,676     199,295     213,233
  Federal income tax expense (benefit):
    Current                                   84,612      68,033      71,379
    Deferred                                  (7,832)        744      11,995
                                          ----------  ----------  ----------
     Total federal income tax expense         76,780      68,777      83,374
      Net income                          $  189,896  $  130,518  $  129,859
                                          ==========  ==========  ==========

                      STATEMENTS OF POLICYOWNERS' SURPLUS

Policyowners' surplus, beginning of year  $1,298,428  $1,212,850  $  874,577
  Net income                                 189,896     130,518     129,859
  Change in net unrealized investment
   gains and losses                           48,361     (44,940)    208,414
                                          ----------  ----------  ----------
Policyowners' surplus, end of year        $1,536,685  $1,298,428  $1,212,850
                                          ==========  ==========  ==========

          See accompanying notes to consolidated financial statements.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995

                                            1997         1996         1995
                                         -----------  -----------  -----------
                                                   (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                               $   189,896  $   130,518  $   129,859
Adjustments to reconcile net income to
 net cash provided by operating activi-
 ties:
  Interest credited to annuity and in-
   surance contracts                         276,719      275,968      288,218
  Fees deducted from policy and con-
   tract balances                           (214,803)    (206,780)    (201,575)
  Change in future policy benefits            76,358       84,389      100,025
  Change in other policyowner liabili-
   ties                                        7,597       16,099       (4,762)
  Change in deferred policy acquisition
   costs                                     (19,430)     (15,312)     (29,822)
  Change in premiums due and other re-
   ceivables                                  (9,280)     (26,142)     (18,039)
  Change in federal income tax liabili-
   ties                                        5,277      (12,055)      18,376
  Net realized investment gains             (123,016)     (59,546)     (66,643)
  Other, net                                   8,760       29,987       36,561
                                         -----------  -----------  -----------
    Net cash provided by operating ac-
     tivities                                198,078      217,126      252,198
                                         -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of:
  Fixed maturity securities, available-
   for-sale                                1,099,114      877,682    1,349,348
  Equity securities                          601,936      352,901      203,493
  Mortgage loans                                 --        15,567        4,315
  Real estate                                  9,279       11,678       15,948
  Other invested assets                       26,877       12,280       10,775
Proceeds from maturities and repayments
 of:
  Fixed maturity securities, available-
   for-sale                                  403,829      329,550      253,576
  Fixed maturity securities, held-to-
   maturity                                  139,394      114,222      127,617
  Mortgage loans                             109,246       94,703      104,730
Purchases of:
  Fixed maturity securities, available-
   for-sale                               (1,498,048)  (1,228,048)  (1,975,130)
  Fixed maturity securities, held-to-
   maturity                                  (82,835)     (60,612)    (140,763)
  Equity securities                         (585,349)    (446,599)    (212,142)
  Mortgage loans                            (157,247)    (108,691)    (209,399)
  Real estate                                 (3,908)      (3,786)     (16,554)
  Other invested assets                      (55,988)     (29,271)     (20,517)
Finance receivable originations or pur-
 chases                                     (115,248)    (175,876)    (167,298)
Finance receivable principal payments        133,762      142,723      123,515
Other, net                                   (88,626)     (40,062)     (19,292)
                                         -----------  -----------  -----------
    Net cash used for investing activi-
     ties                                    (63,812)    (141,639)    (567,778)
                                         -----------  -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits credited to annuity and insur-
 ance contracts                              928,696      657,405      710,525
Withdrawals from annuity and insurance
 contracts                                (1,013,588)    (702,681)    (563,569)
Proceeds from issuance of surplus notes          --           --       124,967
Proceeds from issuance of debt by sub-
 sidiary                                         --        60,000       50,000
Payments on debt by subsidiary               (21,000)     (21,000)     (10,000)
Other, net                                    (3,355)      (6,898)      (3,801)
                                         -----------  -----------  -----------
    Net cash provided by (used for) fi-
     nancing activities                     (109,247)     (13,174)     308,122
                                         -----------  -----------  -----------
Net increase (decrease) in cash and
 short-term investments                       25,019       62,313       (7,458)
Cash and short-term investments, begin-
 ning of year                                183,512      121,199      128,657
                                         -----------  -----------  -----------
Cash and short-term investments, end of
 year                                    $   208,531  $   183,512  $   121,199
                                         ===========  ===========  ===========

          See accompanying notes to consolidated financial statements.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1) NATURE OF OPERATIONS

The Minnesota Mutual Life Insurance Company (the Company), both directly and through its subsidiaries, provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.
  The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into four strategic business units which focus on various markets: Individual, Financial Services, Group, and Pension. Revenues in 1997 for these business units were $854,192,000, $284,222,000, $232,619,000 and $114,324,000, respectively. Additional revenues of $185,430,000, were reported by the Company's subsidiaries.
  At December 31, 1997, the Company was one of the 12 largest mutual life insurance company groups in the United States, as measured by total assets. The Company serves nearly seven million people through more than 4,000 associates located at its St. Paul headquarters and in 81 general agencies and 43 regional offices throughout the United States.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The consolidated financial statements include the accounts of The Minnesota Mutual Life Insurance Company and its subsidiaries (collectively, "the Company"). All material intercompany transactions and balances have been eliminated.
  The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

Insurance Revenues and Expenses
Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.
  Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders. Expenses include the portion of claims not covered by and interest credited to the related policy and contract account balances. Policy acquisition costs are amortized relative to estimated gross profits or margins.

Deferred Policy Acquisition Costs
The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs.
  For traditional life, accident and health and group life products, deferred acquisition costs are amortized over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.
  For nontraditional life products and deferred annuities, deferred acquisition costs are amortized over the estimated lives of the contracts in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins.
  Deferred acquisition costs amortized were $128,176,000, $125,978,000 and $104,940,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

Finance Charge Income and Receivables
Finance charge income represents fees and interest charged on consumer loans. The Company uses the interest (actuarial) method of accounting for finance charges and interest on finance receivables. Accrual of finance charges and interest on the smaller balance homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. Finance charges and interest is suspended when a loan is considered by management to be impaired. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. When a loan is identified as impaired, interest previously accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. An allowance for uncollectible amounts is maintained by direct charges to operations at an amount which management believes, based upon historical losses and economic conditions, is adequate to absorb probable losses on existing receivables that may become uncollectible. The reported receivables are net of this allowance.

Valuation of Investments
Fixed maturity securities (bonds) which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost, net of write-downs for other than temporary declines in value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method. Fixed maturity securities which may be sold prior to maturity are classified as available-for-sale and are carried at fair value.
  Equity securities (common stocks and preferred stocks) are carried at fair value. Equity securities also include initial contributions to affiliated registered investment funds that are managed by a subsidiary of the Company. These contributions are carried at the market value of the underlying net assets of the funds.
  Mortgage loans are carried at amortized cost less an allowance for uncollectible amounts. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the interest yield method. A mortgage loan is considered impaired if it is probable that contractual amounts due will not be collected. Impaired mortgage loans are valued at the fair value of the underlying collateral. Interest income on impaired mortgage loans is recorded on an accrual basis. However, when the likelihood of collection is doubtful, interest income is recognized when received.
  Fair values of fixed maturity securities and equity securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent pricing services which specialize in matrix pricing and modeling techniques for estimating fair values. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing.
  Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses. Accumulated depreciation on real estate at December 31, 1997 and 1996, was $6,269,000 and $5,968,000, respectively.
  Policy loans are carried at the unpaid principal balance.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Derivative Financial Instruments
The Company entered into equity swaps in 1996 as part of an overall risk management strategy. The swaps were used to hedge exposure to market risk on $400,000,000 of the Company's common stock portfolio. The swaps were based upon certain stock indices. If, at the time of settlement for a particular swap, the designated stock index had fallen below a specified level, the counterparty would pay the Company an amount based upon the decline in the index and the stock portfolio value protected by the swap. If, at the time of settlement, the designated stock index had risen, the Company would pay the counterparty an amount based upon the increase in the index and 25% of the stock portfolio value protected by the swap. The equity swaps were settled with the counterparties in August of 1997.
  The swaps were carried at fair value, which were based upon dealer quotes. Changes in fair value were recorded directly in policyowners' surplus. Upon settlement of the swaps, gains or losses were recognized in income. The Company realized a loss of approximately $31 million in 1997, upon settlement of these equity swaps.
  The Company began investing in international bonds denominated in foreign currencies in 1997. The Company uses forward foreign exchange currency contracts as part of its risk management strategy for international investments. The forward foreign exchange currency contracts are used to reduce market risks from changes in foreign exchange rates. These forward foreign exchange currency contracts are agreements to purchase a specified amount of one currency in exchange for a specified amount of another currency at a future point in time at a foreign exchange currency rate agreed upon on the contract open date. No cash is exchanged at the outset of the contract and no payments are made by either party until the contract close date. On the contract close date the contracted amount of the purchased currency is received from the counterparty and the contracted amount of the sold currency is sent to the counterparty. These contracts are generally short-term in nature and there is no material exposure to the Company at December 31, 1997.

Capital Gains and Losses
Realized and unrealized capital gains and losses are determined on the specific identification method. Write-downs of held-to-maturity securities and the provision for credit losses on mortgage loans and real estate are recorded as realized losses.
  Changes in the fair value of fixed maturity securities available-for-sale and equity securities are recorded as a separate component of policyowners' surplus, net of taxes and related adjustments to deferred policy acquisition costs and unearned policy and contract fees.

Property and Equipment
Property and equipment are carried at cost, net of accumulated depreciation of $90,926,000 and $81,962,000 at December 31, 1997 and 1996, respectively.
Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expenses for the years ended December 31, 1997, 1996 and 1995, were $8,965,000, $6,454,000 and $5,941,000, respectively.

Separate Accounts
Separate account assets and liabilities represent segregated funds administered and invested by the Company for the exclusive benefit of pension, variable annuity and variable life insurance policyowners and contractholders. Assets consist principally of marketable securities and both assets and liabilities are reported at fair value, based upon the market value of the investments held in the segregated funds. The Company receives administrative and investment advisory fees for services rendered on behalf of these accounts.
  The Company periodically invests money in its separate accounts. The market value of such investments is included with separate account assets and amounted to $46,293,000 and $14,882,000 as of December 31, 1997 and 1996, respectively.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Policyowner Liabilities
Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments, and charges assessed for the cost of insurance, policy administration and surrenders.
  Future policy and contract benefits are comprised of reserves for traditional life, group life, and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity, and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions.
  Other policyowner funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

Participating Business
Substantially all of the Company's premium revenues are derived from participating policies. Dividends and other discretionary payments are declared by the Board of Trustees based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors, and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums.

Income Taxes
Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to the differences between financial statement carrying amounts and income tax bases of assets and liabilities.

Reinsurance Recoverables
Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits.

Reclassifications
Certain 1996 and 1995 financial statement balances have been reclassified to conform with the 1997 presentation.

(3) INVESTMENTS

Net investment income for the years ended December 31 was as follows:

                             1997      1996      1995
                           --------  --------  --------
                                 (IN THOUSANDS)
Fixed maturity securities  $457,391  $433,985  $426,114
Equity securities            16,182    14,275     8,883
Mortgage loans               55,929    63,865    58,943
Real estate                    (407)     (475)      497
Policy loans                 15,231    13,828    12,821
Short-term investments        6,995     6,535     6,716
Other invested assets         3,871     4,901     5,168
                           --------  --------  --------
  Gross investment income   555,192   536,914   519,142
Investment expenses          (1,419)   (5,927)   (4,095)
                           --------  --------  --------
    Total                  $553,773  $530,987  $515,047
                           ========  ========  ========

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3) INVESTMENTS (CONTINUED)

  Net realized capital gains (losses) for the years ended December 31 were as follows:

                             1997    1996     1995
                           -------- -------  -------
                                (IN THOUSANDS)
Fixed maturity securities  $  3,711 $(6,536) $24,025
Equity securities            92,765  57,770   36,374
Mortgage loans                2,011    (721)    (207)
Real estate                   1,598   7,088    2,436
Other invested assets        14,282  (2,027)    (336)
                           -------- -------  -------
    Total                  $114,367 $55,574  $62,292
                           ======== =======  =======

  Gross realized gains (losses) on the sales of fixed maturity securities and equity securities for the years ended December 31 were as follows:

                                                  1997      1996      1995
                                                --------  --------  --------
                                                      (IN THOUSANDS)
Fixed maturity securities, available-for-sale:
  Gross realized gains                          $ 18,804  $ 19,750  $ 34,898
  Gross realized losses                          (15,093)  (26,286)  (10,873)
Equity securities:
  Gross realized gains                           151,200    79,982    52,670
  Gross realized losses                          (27,672)  (22,212)  (16,296)

  Net unrealized gains (losses) included in policyowners' surplus at December 31 were as follows:

                                                   1997       1996
                                                 ---------  --------
                                                   (IN THOUSANDS)
Gross unrealized gains                           $ 472,671  $314,576
Gross unrealized losses                           (118,863)  (77,337)
Adjustment to deferred acquisition costs          (100,299)  (65,260)
Adjustment to unearned policy and contract fees    (13,087)   (8,192)
Deferred federal income taxes                      (83,749)  (55,475)
                                                 ---------  --------
  Net unrealized gains                           $ 156,673  $108,312
                                                 =========  ========

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3) INVESTMENTS (CONTINUED)

  The amortized cost and fair value of investments in marketable securities by type of investment were as follows:

                                               GROSS UNREALIZED
                                    AMORTIZED  -----------------    FAIR
                                       COST     GAINS    LOSSES    VALUE
                                    ---------- -------- -------- ----------
                                                (IN THOUSANDS)
DECEMBER 31, 1997
Available-for-sale:
  United States government and gov-
   ernment agencies and authorities $  239,613 $ 18,627 $    --  $  258,240
  Foreign governments                    1,044      --        29      1,015
  Corporate securities               2,273,474  216,056   70,484  2,419,046
  International bond securities        150,157    2,565   23,530    129,192
  Mortgage-backed securities         1,854,519   66,934    9,145  1,912,308
                                    ---------- -------- -------- ----------
    Total fixed maturities           4,518,807  304,182  103,188  4,719,801
  Equity securities--unaffiliated      421,672  134,558   14,575    541,655
  Equity securities--affiliated        115,769   29,214      --     144,983
                                    ---------- -------- -------- ----------
    Total equity securities            537,441  163,772   14,575    686,638
                                    ---------- -------- -------- ----------
      Total available-for-sale       5,056,248  467,954  117,763  5,406,439
Held-to maturity:
  Corporate securities                 893,407   59,850      752    952,505
  Mortgage-backed securities           194,905   10,817      --     205,722
                                    ---------- -------- -------- ----------
    Total held-to-maturity           1,088,312   70,667      752  1,158,227
                                    ---------- -------- -------- ----------
      Total                         $6,144,560 $538,621 $118,515 $6,564,666
                                    ========== ======== ======== ==========
DECEMBER 31, 1996
Available-for-sale:
  United States government and gov-
   ernment agencies and authorities $  302,820 $  2,397 $  6,756 $  298,461
  State, municipalities, and polit-
   ical subdivisions                    11,296      759      --      12,055
  Foreign governments                    1,926      --        54      1,872
  Corporate securities               2,450,126  115,846   19,554  2,546,418
  Mortgage-backed securities         1,792,807   64,834   42,365  1,815,276
                                    ---------- -------- -------- ----------
    Total fixed maturities           4,558,975  183,836   68,729  4,674,082
  Equity securities--unaffiliated      353,983  107,172    5,168    455,987
  Equity securities--affiliated         75,526   18,284      --      93,810
                                    ---------- -------- -------- ----------
    Total equity securities            429,509  125,456    5,168    549,797
                                    ---------- -------- -------- ----------
      Total available-for-sale       4,988,484  309,292   73,897  5,223,879
Held-to maturity:
  Corporate securities                 904,994   50,187    3,130    952,051
  Mortgage-backed securities           220,644    7,833    1,416    227,061
                                    ---------- -------- -------- ----------
    Total held-to-maturity           1,125,638   58,020    4,546  1,179,112
                                    ---------- -------- -------- ----------
      Total                         $6,114,122 $367,312 $ 78,443 $6,402,991
                                    ========== ======== ======== ==========

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)INVESTMENTS (CONTINUED)

  The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997 by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                   AVAILABLE-FOR-SALE     HELD-TO-MATURITY
                                  --------------------- ---------------------
                                  AMORTIZED     FAIR    AMORTIZED     FAIR
                                     COST      VALUE       COST      VALUE
                                  ---------- ---------- ---------- ----------
                                                (IN THOUSANDS)
Due in one year or less           $   47,387 $   44,198 $    2,982 $    3,004
Due after one year through five
 years                               335,383    354,936    120,846    124,461
Due after five years through ten
 years                             1,355,665  1,416,149    317,689    337,322
Due after ten years                  925,853    992,210    451,890    487,718
                                  ---------- ---------- ---------- ----------
                                   2,664,288  2,807,493    893,407    952,505
Mortgage-backed securities         1,854,519  1,912,308    194,905    205,722
                                  ---------- ---------- ---------- ----------
  Total                           $4,518,807 $4,719,801 $1,088,312 $1,158,227
                                  ========== ========== ========== ==========

  At December 31, 1997 and 1996, bonds and certificates of deposit with a carrying value of $8,000,000 and $12,934,000, respectively, were on deposit with various regulatory authorities as required by law.
  Allowances for credit losses on investment are reflected on the consolidated balance sheets as a reduction of the related assets and were as follows:

                         1997    1996
                        ------- -------
                        (IN THOUSANDS)
Mortgage loans          $ 1,500 $ 1,895
Foreclosed real estate      --      535
Investment real estate    2,248   2,529
                        ------- -------
  Total                 $ 3,748 $ 4,959
                        ======= =======

  At December 31, 1997, the recorded investment in mortgage loans that were considered to be impaired was $18,400 before allowance for credit losses. These impaired loans, due to adequate fair market value of underlying collateral, do not have an allowance for credit losses.
  At December 31, 1996, the recorded investment in mortgage loans that were considered to be impaired was $6,518,000 before allowance for credit losses. Included in this amount is $2,225,000 of impaired loans, for which the related allowance for credit losses is $395,000 and $4,293,000 of impaired loans that, as a result of adequate fair market value of underlying collateral, do not have an allowance for credit losses.
  In addition to the allowance for credit losses on impaired mortgage loans, a general allowance for credit losses was established for potential impairments in the remainder of the mortgage loan portfolio. The general allowance was $1,500,000 at December 31, 1997 and 1996.
  Changes in the allowance for credit losses on mortgage loans were as follows:

                               1997    1996    1995
                              ------  ------  ------
                                 (IN THOUSANDS)
Balance at beginning of year  $1,895  $1,711  $2,449
Provision for credit losses      --      381     127
Charge-offs                     (395)   (197)   (865)
                              ------  ------  ------
  Balance at end of year      $1,500  $1,895  $1,711
                              ======  ======  ======

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)INVESTMENTS (CONTINUED)

  Below is a summary of interest income on impaired mortgage loans.

                                                          1997   1996   1995
                                                         ------ ------ -------
                                                            (IN THOUSANDS)
Average impaired mortgage loans                          $3,268 $9,375 $15,845
Interest income on impaired mortgage loans--contractual     556  1,796   1,590
Interest income on impaired mortgage loans--collected       554  1,742   1,515

(4) NOTES RECEIVABLE

In connection with the Company's planned construction of an additional home office facility in St. Paul, the Company entered into a loan contingency agreement with the Housing and Redevelopment Authority of the City of Saint Paul, Minnesota (HRA) in November, 1997. A maximum of $15 million in funds is available under this loan for condemnation and demolition of the Company's proposed building site. The note bears interest at a rate of 8.625%, with principal payments commencing February 2004 and a maturity date of August 2025. Interest payments are accrued and are payable February and August of each year commencing February 2001. All principal and interest payments are due only to the extent of available tax increments. As of December 31, 1997 HRA has drawn $286,775 on this loan contingency agreement and accrued interest of $1,374.

(5) NET FINANCE RECEIVABLES

Finance receivables as of December 31 were as follows:

                                       1997      1996
                                     --------  --------
                                      (IN THOUSANDS)
Direct installment loans             $183,424  $204,038
Retail installment notes               20,373    30,843
Retail revolving credit                25,426    24,863
Credit card receivables                   --      3,541
Accrued interest                        3,116     3,404
                                     --------  --------
 Gross receivables                   $232,339  $266,689
Allowance for uncollectible amounts   (20,545)   (7,497)
                                     --------  --------
  Finance receivables, net           $211,794  $259,192
                                     ========  ========

  Direct installment loans at December 31, 1997 consisted of $83,836,000 of discount basis loans (net of unearned finance charges) and $99,588,00 of interest-bearing loans. As of December 31, 1996, discount basis loans amounted to $93,127,000 and interest-bearing loans amounted to $110,911,000. Direct installment loans generally have a maximum term of 84 months. Retail installment notes are principally discount basis, arise from the sale of household appliances, furniture, and sundry services, and generally have a maximum term of 48 months. Direct installment loans included approximately $65 million and $69 million of real estate secured loans at December 31, 1997 and 1996, respectively. Revolving credit loans included approximately $24 million and $23 million of real estate secured loans at December 31, 1997 and 1996, respectively. Experience has shown that a substantial portion of finance receivables will be renewed, converted or paid in full prior to maturity.
  Principal cash collections of direct installment loans amounted to $90,940,000, $92,438,000 and $75,865,000 and the percentage of these cash collections to the average net balances were 47%, 48%, and 47% for the years ended December 31, 1997, 1996 and 1995, respectively.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(5) NET FINANCE RECEIVABLES (CONTINUED)

  Changes in the allowance for uncollectible amounts for the years ended December 31 were as follows:

                                1997      1996     1995
                              --------  --------  -------
                                   (IN THOUSANDS)
Balance at beginning of year  $  7,497  $  6,377  $ 5,360
Provision for credit losses     28,206    10,086    6,140
Charge-offs                    (17,869)  (11,036)  (6,585)
Recoveries                       2,711     2,070    1,462
                              --------  --------  -------
  Balance at end of year      $ 20,545  $  7,497  $ 6,377
                              ========  ========  =======

  At December 31, 1997, the recorded investment in certain direct installment loans and direct revolving credit loans were considered to be impaired. The balances of such loans at December 31, 1997 and the related allowance for credit losses was as follows:

                                     INSTALLMENT REVOLVING
                                        LOANS     CREDIT   TOTAL
                                     ----------- --------- ------
                                            (IN THOUSANDS)
Balances at December 31, 1997          $7,723     14,492   22,215
Related allowance for credit losses    $4,200      7,772   11,972

  All loans deemed to be impaired are placed on a non-accrual status. No accrued or unpaid interest was recognized on impaired loans during 1997. The average balances of impaired loans during the year ended December 31, 1997 was $7,397,000 and $12,793,000, respectively, for installment basis and revolving credit direct loans.
  There were no material commitments to lend additional funds to customers whose loans were classified as non-accrual at December 31, 1997.

(6) INCOME TAXES

Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

                                                  1997     1996     1995
                                                 -------  -------  -------
                                                     (IN THOUSANDS)
Computed tax expense                             $93,337  $69,753  $74,631
Difference between computed and actual tax ex-
 pense:
  Dividends received deduction                    (5,573)  (2,534)  (1,710)
  Special tax on mutual life insurance companies   3,341    2,760   10,134
  MF&C sale                                       (4,408)     --       --
  Foundation gain                                 (4,042)  (1,260)    (540)
  Tax credits                                     (3,600)  (3,475)  (1,840)
  Expense adjustments and other                   (2,275)   3,533    2,699
                                                 -------  -------  -------
    Total tax expense                            $76,780  $68,777  $83,374
                                                 =======  =======  =======

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(6) INCOME TAXES (CONTINUED)

  The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

                                                        1997     1996
                                                      -------- --------
                                                       (IN THOUSANDS)
Deferred tax assets:
  Policyowner liabilities                             $ 14,374 $ 15,854
  Unearned fee income                                   49,274   43,232
  Pension and post-retirement benefits                  23,434   21,815
  Tax deferred policy acquisition costs                 73,134   58,732
  Net realized capital losses                            9,609    8,275
  Other                                                 20,524   19,229
                                                      -------- --------
    Gross deferred tax assets                          190,349  167,137
Deferred tax liabilities:
  Deferred policy acquisition costs                    201,611  206,331
  Real estate and property and equipment depreciation   11,165   10,089
  Basis difference on investments                       11,061    8,605
  Net unrealized capital gains                         122,876   81,339
  Other                                                  9,693   10,438
                                                      -------- --------
    Gross deferred tax liabilities                     356,406  316,802
                                                      -------- --------
      Net deferred tax liability                      $166,057 $149,665
                                                      ======== ========

  A valuation allowance for deferred tax assets was not considered necessary as of December 31, 1997 and 1996, because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.
  Income taxes paid for the years ended December 31, 1997, 1996 and 1995, were $97,721,000, $79,026,000 and $64,390,000, respectively.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(7) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Activity in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

                                  1997     1996     1995
                                -------- -------- --------
                                      (IN THOUSANDS)
Balance at January 1            $416,910 $377,302 $349,311
  Less: reinsurance recoverable  102,161   80,333   61,624
                                -------- -------- --------
Net balance at January 1         314,749  296,969  287,687
                                -------- -------- --------
Incurred related to:
  Current year                   121,153  134,727  129,896
  Prior years                      7,809    4,821   (4,014)
                                -------- -------- --------
Total incurred                   128,962  139,548  125,882
                                -------- -------- --------
Paid related to:
  Current year                    51,275   51,695   47,620
  Prior years                     57,475   70,073   68,980
                                -------- -------- --------
Total paid                       108,750  121,768  116,600
                                -------- -------- --------
Net balance at December 31       334,961  314,749  296,969
  Plus: reinsurance recoverable  104,716  102,161   80,333
                                -------- -------- --------
Balance at December 31          $439,677 $416,910 $377,302
                                ======== ======== ========

  The liability for unpaid accident and health claims and claim adjustment expenses is included in future policy and contract benefits and pending policy and contract claims on the consolidated balance sheets.
  As a result of changes in estimates of claims incurred in prior years, the accident and health claims and claim adjustment expenses incurred increased (decreased) by $7,809, $4,821 and ($4,014) in 1997, 1996 and 1995,
respectively. These amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims and claim adjustment expenses.

(8) EMPLOYEE BENEFIT PLANS

Pension Plans
The Company has noncontributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. Plan assets are comprised of mostly stocks and bonds, which are held in the general and separate accounts of the Company and administered under group annuity contracts issued by the Company. The Company's funding policy is to contribute annually the minimum amount required by applicable regulations. The Company also has an unfunded noncontributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans.
  Net periodic pension cost for the years ended December 31 included the following components:

                                                   1997      1996      1995
                                                  -------  --------  --------
                                                       (IN THOUSANDS)
Service cost-benefits earned during the period    $ 6,462  $  6,019  $  5,294
Interest accrued on projected benefit obligation    9,640     8,541     7,935
Actual return on plan assets                       (9,575)  (12,619)  (18,061)
Net amortization and deferral                         656     4,698    11,811
                                                  -------  --------  --------
  Net periodic pension cost                       $ 7,183  $  6,639  $  6,979
                                                  =======  ========  ========

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(8) EMPLOYEE BENEFIT PLANS (CONTINUED)

  The funded status for the Company's plans as of December 31 was calculated as follows:

                                           FUNDED PLANS      UNFUNDED PLANS
                                         ------------------  ----------------
                                           1997      1996     1997     1996
                                         --------  --------  -------  -------
                                                  (IN THOUSANDS)
Actuarial present value of benefit ob-
 ligations:
  Vested benefit obligation              $ 70,638  $ 61,328  $   --   $   --
  Non-vested benefit obligation            21,252    19,119    8,017    5,912
                                         --------  --------  -------  -------
    Accumulated benefit obligation       $ 91,890  $ 80,447  $ 8,017  $ 5,912
                                         ========  ========  =======  =======
Pension liability included in other li-
 abilities:
  Projected benefit obligation           $130,144  $117,836  $15,744  $12,576
  Plan assets at fair value               128,970   115,107      --       --
                                         --------  --------  -------  -------
  Plan assets less then projected bene-
   fit obligation                           1,174     2,729   15,744   12,576
  Unrecognized net gain (loss)              6,061     3,633   (4,229)  (2,332)
  Unrecognized prior service cost            (334)     (364)     --       --
  Unamortized transition asset (obliga-
   tion)                                    2,202     2,422   (7,682)  (8,451)
  Additional minimum liability                --        --     4,184    4,119
                                         --------  --------  -------  -------
    Net pension liability                $  9,103  $  8,420  $ 8,017  $ 5,912
                                         ========  ========  =======  =======

  A weighted average discount rate of 7.5% and a weighted average rate of increase in future compensation levels of 5.3% were used in determining the actuarial present value of the projected benefit obligation at December 31, 1997 and 1996. The assumed long-term rate of return on plan assets was either 8.5% or 7.5%, depending on the plan.

Profit Sharing Plans
The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the trustees of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 1997, 1996 and 1995 of $7,173,000, $6,092,000 and $6,595,000, respectively.
Participants may elect to receive a portion of their contributions in cash.

Postretirement Benefits Other than Pensions
The Company also has unfunded postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service after age 30. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

  Components of net periodic postretirement benefit cost for the years ended December 31 were as follows:

                                                   1997    1996    1995
                                                  ------  ------  ------
                                                     (IN THOUSANDS)
Service cost-benefits earned during the period    $1,008  $1,011  $1,276
Interest accrued on projected benefit obligation   1,826   2,041   2,452
Amortization of prior service cost                  (526)   (513)   (513)
Amortization of net gain                            (480)   (177)    --
                                                  ------  ------  ------
  Net periodic postretirement benefit cost        $1,828  $2,362  $3,215
                                                  ======  ======  ======

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(8) EMPLOYEE BENEFIT PLANS (CONTINUED)

  The accumulated postretirement benefit obligation and the accrued postretirement benefit liability for the years ended December 31 were as follows:

                                                         1997    1996
                                                        ------- -------
                                                        (IN THOUSANDS)
Accumulated postretirement benefit obligation
  Retirees                                              $ 9,333 $10,238
  Other fully eligible plan participants                  4,861   4,594
  Other active plan participants                          9,738   9,514
                                                        ------- -------
    Total accumulated postretirement benefit obligation  23,932  24,346
  Unrecognized prior service cost                         3,680   4,107
  Unrecognized net gain                                  11,290   9,880
                                                        ------- -------
    Accrued postretirement benefit liability            $38,902 $38,333
                                                        ======= =======

  The discount rate used in determining the accumulated postretirement benefit obligation for 1997 and 1996 was 7.5%. The 1997 net health care cost trend rate was 8.5%, graded to 5.5% over 6 years, and the 1996 rate was 9.0%, graded to 5.5% over 7 years.
  The assumptions presented herein are based on pertinent information available to management as of December 31, 1997 and 1996. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31,1997 by $4,323,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 1997 by $588,000.


(9) SALE OF SUBSIDIARY

On October 1, 1997, the Company sold Minnesota Fire and Casualty Company (MFC), a wholly owned subsidiary to Harleysville Group, Inc. The Company received net cash proceeds of approximately $33.5 million from the sale, and realized a gain of approximately $14.5 million. HomePlus Insurance Company (HomePlus), a previously wholly owned subsidiary of MFC, was excluded from the sale of assets. In accordance with the agreement, prior to September 30,1997, MFC made a distribution of private placement bonds to the Company with an amortized cost of approximately $4.3 million and transferred all issued and outstanding shares of HomePlus to the Company. The carrying value of the transferred shares was approximately $5.8 million. Under an administrative services agreement with MFC, the Company has retained MFC to provide financial and other services for HomePlus.

(10) REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.
  Reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(10) REINSURANCE (CONTINUED)

  The effect of reinsurance on premiums for the years ended December 31 was as follows:

                       1997      1996      1995
                     --------  --------  --------
                           (IN THOUSANDS)
Direct premiums      $595,686  $615,098  $600,841
Reinsurance assumed    78,097    64,489    64,792
Reinsurance ceded     (58,530)  (67,228)  (61,863)
                     --------  --------  --------
  Net premiums       $615,253  $612,359  $603,770
                     ========  ========  ========

  Reinsurance recoveries on ceded reinsurance contracts were $58,072,000, $72,330,000 and $58,338,000 during 1997, 1996 and 1995 respectively.

(11) FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 1997 and 1996. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.
  Please refer to Note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages and derivatives. The carrying amounts for policy loans, cash, short term investments, and finance receivables approximate the assets' fair values.
  The interest rates on the finance receivables outstanding as of December 31, 1997 and 1996, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 1997 and 1996, approximate the fair value for those respective dates.
  The fair values of deferred annuities, annuity certain contracts, and other fund deposits, which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 1997 and 1996 as those investments contracts have no defined maturity and are similar to a deposit liability. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments. The fair values of guaranteed investment contracts and supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.
  Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(11) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

  The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                    1997                  1996
                            --------------------- ---------------------
                             CARRYING     FAIR     CARRYING     FAIR
                              AMOUNT     VALUE      AMOUNT     VALUE
                            ---------- ---------- ---------- ----------
                                          (IN THOUSANDS)
Fixed maturity securities:
  Available-for-sale        $4,719,801 $4,719,801 $4,674,082 $4,674,082
  Held-to-maturity           1,088,312  1,158,227  1,125,638  1,179,112
Equity securities              686,638    686,638    549,797    549,797
Mortgage loans:
  Commercial                   506,860    527,994    432,198    445,976
  Residential                  154,477    158,334    176,610    180,736
Policy loans                   213,488    213,488    204,178    204,178
Short-term investments         112,352    112,352    126,372    126,372
Cash                            96,179     96,179     57,140     57,140
Finance receivables, net       211,794    211,794    259,192    259,192
Derivatives                      1,457      1,457      1,197      1,197
                            ---------- ---------- ---------- ----------
    Total financial assets  $7,791,358 $7,886,264 $7,606,404 $7,677,782
                            ========== ========== ========== ==========

  The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                         1997                  1996
                                 --------------------- ---------------------
                                  CARRYING     FAIR     CARRYING     FAIR
                                   AMOUNT     VALUE      AMOUNT     VALUE
                                 ---------- ---------- ---------- ----------
                                               (IN THOUSANDS)
Deferred annuities               $2,131,806 $2,112,301 $2,178,355 $2,152,636
Annuity certain contracts            55,431     57,017     52,636     53,962
Other fund deposits                 754,960    753,905    808,592    805,709
Guaranteed investment contracts       8,188      8,187     18,770     18,866
Supplementary contracts without
 life contingencies                  46,700     45,223     47,966     47,536
Notes payable                       298,000    302,000    319,000    325,974
                                 ---------- ---------- ---------- ----------
  Total financial liabilities    $3,295,085 $3,278,633 $3,425,319 $3,404,683
                                 ========== ========== ========== ==========

(12) NOTES PAYABLE

In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyowners' interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Department of Commerce of the State of Minnesota. The approved accrued interest was $3,008,000 as of December 31, 1997 and 1996. The issuance costs of $1,357,000 are deferred and amortized over 30 years on straight-line basis.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(12) NOTES PAYABLE (CONTINUED)

  Notes payable as of December 31 were as follows:

                                                            1997     1996
                                                          -------- --------
                                                           (IN THOUSANDS)
Corporate-surplus notes, 8.25%, 2025                      $125,000 $125,000
Consumer finance subsidiary-senior, 6.53%-8.77%, through
 2003                                                      173,000  194,000
                                                          -------- --------
  Total notes payable                                     $298,000 $319,000
                                                          ======== ========

  At December 31, 1997, the aggregate minimum annual notes payable maturities for the next five years were as follows: 1998, $31,000,000; 1999 $49,000,000;
2000 $33,000,000; 2001 $26,000,000; 2002 $22,000,000.
  Long-term borrowing agreements involving the consumer finance subsidiary include provisions with respect to borrowing limitations, payment of cash dividends on or purchases of common stock, and maintenance of liquid net worth of $41,354,000. The consumer finance subsidiary was in compliance with all such provisions at December 31, 1997.
  Interest paid on debt for the years ended December 31, 1997, 1996 and 1995, was $18,197,000, $21,849,000 and $6,504,000, respectively.

(13) COMMITMENTS AND CONTINGENCIES

The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on operations or the financial position of the Company.
  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.
  The Company has issued certain participating group annuity and group life insurance contracts jointly with another life insurance company. The joint contract issuer has liabilities related to these contracts of $279,978,000 as of December 31, 1997. To the extent the joint contract issuer is unable to meet its obligation under the agreement, the Company remains liable.
  The Company has long-term commitments to fund venture capital and real estate investments totaling $139,774,000 as of December 31, 1997. The Company estimates that $51,300,000 of these commitments will be invested in 1998, with the remaining $88,474,000 invested over the next four years.
  As of December 31, 1997, the Company had committed to purchase bonds and mortgage loans totaling $109,362,000 but had not completed the purchase transactions.
  At December 31, 1997, the Company had guaranteed the payment of $73,100,000 in policyowner dividends and discretionary amounts payable in 1998. The Company has pledged bonds, valued at $75,774,000 to secure this guarantee.
  The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. An asset is recorded for the amount of guaranty fund assessments paid which can be recovered through future premium tax credits.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(14) STATUTORY FINANCIAL DATA

The Company also prepares financial statements according to statutory accounting practices prescribed or permitted by the Department of Commerce for purposes of filing with the Department of Commerce, the National Association of Insurance Commissioners and states in which the Company is licensed to do business. Statutory accounting practices focus primarily on solvency and surplus adequacy. Therefore, fundamental differences exist between statutory and GAAP accounting, and their effects on income and policyowners' surplus are illustrated below:

                           POLICYOWNERS' SURPLUS           NET INCOME
                           ----------------------  ----------------------------
                              1997        1996       1997      1996      1995
                           ----------  ----------  --------  --------  --------
                                            (IN THOUSANDS)
Statutory basis            $  870,688  $  682,886  $167,078  $115,797  $ 88,706
Adjustments:
  Deferred policy acquisi-
   tion costs                 576,030     589,517    19,430    15,312    29,822
  Net unrealized invest-
   ment gains                 199,637     111,575       --        --        --
  Statutory asset valua-
   tion reserve               242,100     240,474       --        --        --
  Statutory interest main-
   tenance reserve             24,169      24,707      (538)   (8,192)   12,976
  Premiums and fees de-
   ferred or receivable       (74,025)    (75,716)    2,175     1,587       497
  Change in reserve basis     108,105      98,406     9,699    20,114    12,382
  Separate accounts           (51,172)    (40,755)   (6,272)   (6,304)     (854)
  Unearned policy and con-
   tract fees                (126,477)   (121,843)  (12,825)   (2,530)   (4,410)
  Surplus notes              (125,000)   (125,000)      --        --        --
  Net deferred taxes         (166,057)   (149,665)    7,832      (744)  (11,995)
  Nonadmitted assets           32,611      31,531       --        --        --
  Policyowner dividends        60,036      57,765     2,708       502     4,660
  Other                       (33,960)    (25,454)      609    (5,024)   (1,925)
                           ----------  ----------  --------  --------  --------
    As reported in the
     accompanying
     consolidated
     financial statements  $1,536,685  $1,298,428  $189,896  $130,518  $129,859
                           ==========  ==========  ========  ========  ========

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I

       SUMMARY OF INVESTMENTS--OTHER THAN INVESTMENTS IN RELATED PARTIES

                               DECEMBER 31, 1997

                                                                   AS SHOWN
                                                       MARKET   ON THE BALANCE
TYPE OF INVESTMENT                         COST(3)     VALUE       SHEET(1)
------------------                        ---------- ---------- --------------
                                                     (IN THOUSANDS)
Bonds:
  United States government and government
   agencies and authorities               $  239,613 $  258,240   $  258,240
  Foreign governments                          1,044      1,015        1,015
  Public utilities                           385,228    406,920      398,887
  Mortgage-backed securities               2,049,424  2,118,030    2,107,213
  All other corporate bonds                2,931,810  3,093,823    3,042,758
                                          ---------- ----------   ----------
    Total bonds                            5,607,119  5,878,028    5,808,113
                                          ---------- ----------   ----------
Equity securities:
  Common stocks:
    Public utilities                           7,732     10,090       10,090
    Banks, trusts and insurance companies     37,217     47,120       47,120
    Industrial, miscellaneous and all
     other                                   354,317    460,170      460,170
  Nonredeemable preferred stocks              22,406     24,275       24,275
                                          ---------- ----------   ----------
      Total equity securities                421,672    541,655      541,655
                                          ---------- ----------   ----------
Mortgage loans on real estate                661,337     xxxxxx      661,337
Real estate(2)                                39,964     xxxxxx       39,964
Policy loans                                 213,488     xxxxxx      213,488
Other long-term investments                  216,838     xxxxxx      216,838
Short-term investments                       112,352     xxxxxx      112,352
                                          ---------- ----------   ----------
      Total                                1,243,979        --    $1,243,979
                                          ---------- ----------   ----------
Total investments                         $7,272,770 $6,419,683   $7,593,747
                                          ========== ==========   ==========

-------
(1) Amortized cost for bonds classified as held-to-maturity and fair value for common stocks and bonds classified as available-for-sale.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $-0-.
(3) Original cost for equity securities and original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for bonds and other investments.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                  SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION
                                 (IN THOUSANDS)

                                   AS OF DECEMBER 31,
                   ----------------------------------------------------
                               FUTURE POLICY
                    DEFERRED      BENEFITS                OTHER POLICY
                     POLICY    LOSSES, CLAIMS              CLAIMS AND
                   ACQUISITION AND SETTLEMENT  UNEARNED     BENEFITS
SEGMENT               COSTS     EXPENSES(1)   PREMIUMS(2)   PAYABLE
-------            ----------- -------------- ----------- -------------
                                    (IN THOUSANDS)
1997:
 Life insurance     $434,012     $2,229,396    $166,704     $42,627
 Accident and
 health insurance     70,593        466,109      34,250      17,153
 Annuity              71,425      3,266,965         --        4,576
 Property and
 liability
 insurance               --             280       1,116         --
                    --------     ----------    --------     -------
                    $576,030     $5,962,750    $202,070     $64,356
                    ========     ==========    ========     =======
1996:
 Life insurance     $456,461     $2,123,148    $149,152     $51,772
 Accident and
 health insurance     62,407        437,118      33,770      18,774
 Annuity              70,649      3,360,614         --           31
 Property and
 liability
 insurance               --          27,855      24,189         --
                    --------     ----------    --------     -------
                    $589,517     $5,948,735    $207,111     $70,577
                    ========     ==========    ========     =======
1995:
 Life insurance     $430,829     $2,009,154    $151,864     $41,212
 Accident and
 health insurance     55,888        400,950      34,847      14,567
 Annuity              53,015      3,401,760         --           33
 Property and
 liability
 insurance               --          30,117      23,783         --
                    --------     ----------    --------     -------
                    $539,732     $5,841,981    $210,494     $55,812
                    ========     ==========    ========     =======

                                      FOR THE YEARS ENDED DECEMBER 31,
                   ----------------------------------------------------------------------
                                                        AMORTIZATION
                                           BENEFITS,    OF DEFERRED
                                 NET     CLAIMS, LOSSES    POLICY      OTHER
                    PREMIUM   INVESTMENT AND SETTLEMENT ACQUISITION  OPERATING  PREMIUMS
SEGMENT            REVENUE(3)   INCOME      EXPENSES       COSTS     EXPENSES  WRITTEN(4)
-------            ---------- ---------- -------------- ------------ --------- ----------
                                          (IN THOUSANDS)
1997:
 Life insurance     $576,468   $247,267     $476,747      $102,473   $345,938
 Accident and
 health insurance    205,869     40,343       87,424         9,451    101,960
 Annuity              64,637    261,768      242,738        16,252    129,263
 Property and
 liability
 insurance            40,316      4,395       33,773           --      13,146    43,376
                    --------   --------     --------      --------   --------   -------
                    $887,290   $553,773     $840,682      $128,176   $590,307   $43,376
                    ========   ========     ========      ========   ========   =======
1996:
 Life insurance     $568,874   $223,762     $478,228      $ 97,386   $290,525
 Accident and
 health insurance    160,097     34,202       96,743        14,017     87,222
 Annuity              79,245    267,473      243,387        14,575    111,366
 Property and
 liability
 insurance            50,109      5,550       36,933           --      19,033    50,515
                    --------   --------     --------      --------   --------   -------
                    $858,325   $530,987     $855,291      $125,978   $508,146   $50,515
                    ========   ========     ========      ========   ========   =======
1995:
 Life insurance     $540,353   $203,487     $454,299      $ 80,896   $266,090
 Accident and
 health insurance    153,505     33,358       93,482        11,448     83,345
 Annuity              74,899    272,499      260,854        12,596     86,716
 Property and
 liability
 insurance            49,216      5,703       33,563           --      18,090    51,133
                    --------   --------     --------      --------   --------   -------
                    $817,973   $515,047     $842,198      $104,940   $454,241   $51,133
                    ========   ========     ========      ========   ========   =======

-----
(1) Includes policy and contract account balances
(2) Includes unearned policy and contract fees
(3) Includes policy and contract fees
(4) Applies only to property and liability insurance

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                  SCHEDULE IV

                                  REINSURANCE

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                            PERCENTAGE
                                        CEDED TO     ASSUMED                OF AMOUNT
                                          OTHER    FROM OTHER      NET      ASSUMED TO
                          GROSS AMOUNT  COMPANIES   COMPANIES     AMOUNT       NET
                          ------------ ----------- ----------- ------------ ----------
                                                 (IN THOUSANDS)
1997:
 Life insurance in force  $118,345,796 $14,813,351 $29,341,332 $132,873,777    22.1%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    340,984 $    30,547 $    63,815 $    374,252    17.1%
   Accident and health
    insurance                  175,647      16,332       1,310      160,625     0.8%
   Annuity                      40,060          --          --       40,060      --
   Property and liability
    insurance                   38,995      11,651      12,972       40,316    32.2%
                          ------------ ----------- ----------- ------------
     Total premiums       $    595,686 $    58,530 $    78,097 $    615,253    12.7%
                          ============ =========== =========== ============
1996:
 Life insurance in force  $116,445,975 $15,164,764 $22,957,287 $124,238,498    18.5%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    347,056 $    45,988 $    63,044 $    364,112    17.3%
   Accident and health
    insurance                  174,219      15,511       1,389      160,097     0.9%
   Annuity                      38,041          --          --       38,041      --
   Property and liability
    insurance                   55,782       5,729          56       50,109     0.1%
                          ------------ ----------- ----------- ------------
     Total premiums       $    615,098 $    67,228 $    64,489 $    612,359    10.5%
                          ============ =========== =========== ============
1995:
 Life insurance in force  $106,228,277 $15,620,303 $24,289,241 $114,897,215    21.1%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    342,433 $    44,778 $    62,169 $    359,824    17.3%
   Accident and health
    insurance                  163,412      12,296       2,389      153,505     1.6%
   Annuity                      41,225          --          --       41,225      --
   Property and liability
    insurance                   53,771       4,789         234       49,216     0.5%
                          ------------ ----------- ----------- ------------
     Total premiums       $    600,841 $    61,863 $    64,792 $    603,770    10.7%
                          ============ =========== =========== ============

 APPENDIX I
ILLUSTRATIONS OF POLICY VALUES, DEATH BENEFITS AND PREMIUMS
  The Appendix I illustrations beginning on page 82, are provided for a non-smoking male age 40. The illustrations show the projected actual cash values, death benefits and premiums for the various scenarios. The plan of insurance for each illustration is a whole life plan, each with an initial face amount of $250,000. Both death benefit options--the Cash Option and the Protection Option--are shown. We show all illustrations based on both guaranteed maximum and current mortality charges. Finally illustrations for both VAL '87 and VAL '95 are included.
  Guaranteed maximum cost of insurance charges will vary by age, sex, risk class, and policy form. We use the male, female and unisex 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of sex-based distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of mortality not greater than the mortality rates reflected in 1980 CSO Tables.
  In most cases we intend to impose cost of insurance charges which are substantially lower than the maximum charges determined as described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the level of scheduled premiums for a given amount of insurance, the duration of the Policy and the smoking habits of the insured. We illustrate current cost of insurance charges since they represent our current practices with respect to mortality charges for this class of Policies. Accordingly, the illustrations based upon the guaranteed maximum mortality charges are provided primarily to show, by comparison with the other tables, the consequences of our charging less than the full 1980 CSO based charges.
  The illustrations show how actual cash values and death benefits would vary over time if the return on the assets held in the Variable Life Account equaled a gross annual rate after tax, of 0 percent, 6 percent and 12 percent. The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent, 6 percent and 12 percent but fluctuated over the life of the Policy. The illustrations assume scheduled premiums are paid when due.

  The amounts shown for the hypothetical actual cash value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Funds and a daily mortality and expense risk charge assessed against the net assets of the Variable Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations are at an annual rate of .50 percent. The investment management fee illustrated is .67 percent and represents an average of the annual fee charged for all portfolios of the Funds. In addition to the deduction for the investment management fee, the illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds. Fund expenses illustrated are .19 percent, representing an average of the 1997 expense ratios of the portfolios of the Funds. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.36 percent, 4.64 percent and
10.64 percent.
  The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now.
  Upon request, we will furnish a comparable illustration based upon a proposed insured's age, sex and risk classification, and on the face amount, premium, plan of insurance and gross annual rate of return requested. It should be remembered that actual illustrations may be materially different from those illustrated, depending upon the proposed insured's actual situation. For example, illustrations for females, smokers or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustration.

                                             VARIABLE ADJUSTABLE LIFE INSURANCE
                                    VAL '95
                       DEATH BENEFIT OPTION--CASH OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,205.30 INITIAL SCHEDULED PREMIUM(2)

                        USING CURRENT MORTALITY CHARGES

                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                   0% GROSS(3)      6% GROSS(3)      12% GROSS(3)
         INITIAL  (-1.36% NET)      (4.64% NET)      (10.64% NET)
POL  ATT  BASE   POLICY  DEATH    POLICY   DEATH    POLICY   DEATH
YR   AGE PREMIUM VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
---  --- ------- ------ -------   ------  -------   ------  -------
  1   41 $4,205  $  900 $250,000 $    975 $250,000 $  1,050 $250,000
  2   42  4,205   3,939  250,000    4,279  250,000    4,628  250,000
  3   43  4,205   6,902  250,000    7,702  250,000    8,553  250,000
  4   44  4,205   9,784  250,000   11,243  250,000   12,857  250,000
  5   45  4,205  12,588  250,000   14,911  250,000   17,582  250,000
  6   46  4,205  15,306  250,000   18,704  250,000   22,769  250,000
  7   47  4,205  17,938  250,000   22,631  250,000   28,475  250,000
  8   48  4,205  20,598  250,000   26,820  250,000   34,889  250,000
  9   49  4,205  23,305  250,000   31,297  250,000   42,095  250,000
 10   50  4,205  26,030  250,000   36,051  250,000   50,157  250,000
 15   55  4,205  39,422  250,000   63,969  250,000  106,567  250,000
 20   60  4,205  51,091  250,000   99,065  250,000  202,522  365,451
 25   65  4,205  59,169  250,000  142,498  250,000  358,532  571,777
 30   70  4,205  62,136  250,000  197,358  292,710  608,937  866,375

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,102.65 semi-annually, $1,051.33 quarterly, or $350.45 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '95
                       DEATH BENEFIT OPTION--CASH OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,205.30 INITIAL SCHEDULED PREMIUM(2)

                  USING MAXIMUM CONTRACTUAL MORTALITY CHARGES

                          -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                        0% GROSS(3)          6% GROSS(3)         12% GROSS(3)
            INITIAL     (-1.36% NET)         (4.64% NET)         (10.64% NET)
POL   ATT    BASE     POLICY    DEATH     POLICY     DEATH     POLICY     DEATH
YR    AGE   PREMIUM   VALUE    BENEFIT     VALUE    BENEFIT     VALUE    BENEFIT
---   ---   -------   ------   -------    ------    -------    ------    -------
  1    41   $4,205    $  900   $250,000   $   975   $250,000   $ 1,050   $250,000
  2    42    4,205     3,939    250,000     4,279    250,000     4,628    250,000
  3    43    4,205     6,902    250,000     7,702    250,000     8,553    250,000
  4    44    4,205     9,784    250,000    11,243    250,000    12,857    250,000
  5    45    4,205    12,588    250,000    14,911    250,000    17,582    250,000
  6    46    4,205    15,306    250,000    18,704    250,000    22,769    250,000
  7    47    4,205    17,935    250,000    22,626    250,000    28,466    250,000
  8    48    4,205    20,475    250,000    26,681    250,000    34,728    250,000
  9    49    4,205    22,922    250,000    30,873    250,000    41,618    250,000
 10    50    4,205    25,271    250,000    35,204    250,000    49,201    250,000
 15    55    4,205    35,273    250,000    58,979    250,000   100,494    250,000
 20    60    4,205    41,268    250,000    86,260    250,000   184,663    335,593
 25    65    4,205    41,075    250,000   117,363    250,000   314,574    505,780
 30    70    4,205    29,787    250,000   153,105    250,000   509,990    733,045

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,102.65 semi-annually, $1,051.33 quarterly, or $350.45 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '95
                    DEATH BENEFIT OPTION--PROTECTION OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,205.30 INITIAL SCHEDULED PREMIUM(2)

                        USING CURRENT MORTALITY CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                   0% GROSS(3)       6% GROSS(3)       12% GROSS(3)
         INITIAL   (-1.36% NET)      (4.64% NET)       (10.64% NET)
POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY    DEATH
YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE    BENEFIT
---  --- ------- ------  -------   ------  -------   ------   -------
  1   41 $4,205  $   897 $250,000 $    972 $250,000 $  1,047 $  250,000
  2   42  4,205    3,925  250,897    4,264  250,972    4,613    251,047
  3   43  4,205    6,869  253,925    7,665  254,264    8,512    254,613
  4   44  4,205    9,723  256,869   11,172  257,665   12,773    258,512
  5   45  4,205   12,487  259,723   14,789  261,172   17,435    262,773
  6   46  4,205   15,154  262,487   18,513  264,789   22,529    267,435
  7   47  4,205   17,749  265,154   22,388  268,513   28,165    272,529
  8   48  4,205   20,399  267,749   26,545  272,388   34,512    278,165
  9   49  4,205   23,081  270,399   30,969  276,545   41,620    284,512
 10   50  4,205   25,769  273,081   35,647  280,969   49,544    291,620
 15   55  4,205   38,763  286,258   62,747  306,827  104,306    340,995
 20   60  4,205   49,458  297,626   95,492  338,558  194,773    526,391
 25   65  4,205   55,342  304,692  132,402  374,797  332,598    836,081
 30   70  4,205   54,254  305,039  172,170  422,741  529,853  1,250,254

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,102.65 semi-annually, $1,051.33 quarterly, or $350.45 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '95
                    DEATH BENEFIT OPTION--PROTECTION OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,205.30 INITIAL SCHEDULED PREMIUM(2)

                  USING MAXIMUM CONTRACTUAL MORTALITY CHARGES

                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                   0% GROSS(3)       6% GROSS(3)      12% GROSS(3)
         INITIAL   (-1.36% NET)      (4.64% NET)      (10.64% NET)
POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
---  --- ------- ------  -------   ------  -------   ------  -------
  1   41 $4,205  $   897 $250,000 $    972 $250,000 $  1,047 $250,000
  2   42  4,205    3,925  250,897    4,264  250,972    4,613  251,047
  3   43  4,205    6,869  253,925    7,665  254,264    8,512  254,613
  4   44  4,205    9,723  256,869   11,172  257,665   12,773  258,512
  5   45  4,205   12,487  259,723   14,789  261,172   17,435  262,773
  6   46  4,205   15,154  262,487   18,513  264,789   22,529  267,435
  7   47  4,205   17,719  265,154   22,343  268,513   28,096  272,529
  8   48  4,205   20,180  267,719   26,278  272,343   34,183  278,096
  9   49  4,205   22,533  270,180   30,320  276,278   40,838  284,183
 10   50  4,205   24,769  272,533   34,462  280,320   48,112  290,838
 15   55  4,205   33,854  282,367   56,420  301,909   95,865  334,585
 20   60  4,205   38,029  287,681   79,036  324,569  168,808  461,710
 25   65  4,205   34,676  286,167   99,122  345,591  268,420  685,690
 30   70  4,205   18,858  273,282  109,791  358,838  385,168  931,822

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,102.65 semi-annually, $1,051.33 quarterly, or $350.45 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '87
                       DEATH BENEFIT OPTION--CASH OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,641.31 INITIAL SCHEDULED PREMIUM(2)

                        USING CURRENT MORTALITY CHARGES

                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                   0% GROSS(3)       6% GROSS(3)      12% GROSS(3)
         INITIAL   (-1.36% NET)      (4.64% NET)      (10.64% NET)
POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
---  --- ------- ------  -------   ------  -------   ------  -------
  1   41 $4,641  $ 1,010 $250,000 $  1,097 $250,000 $  1,185 $250,000
  2  42   4,641    4,238  250,000    4,616  250,000    5,005  250,000
  3   43  4,641    7,370  250,000    8,245  250,000    9,180  250,000
  4   44  4,641   10,399  250,000   11,984  250,000   13,740  250,000
  5   45  4,641   13,328  250,000   15,840  250,000   18,734  250,000
  6   46  4,641   16,317  250,000   19,983  250,000   24,378  250,000
  7   47  4,641   19,396  250,000   24,460  250,000   30,777  250,000
  8   48  4,641   22,520  250,000   29,244  250,000   37,971  250,000
  9   49  4,641   25,665  250,000   34,324  250,000   46,023  250,000
 10   50  4,641   28,809  250,000   39,696  250,000   55,011  250,000
 15   55  4,641   44,115  250,000   71,093  250,000  117,632  250,000
 20   60  4,641   57,586  250,000  110,675  250,000  224,285  389,336
 25   65  4,641   67,530  250,000  160,415  258,508  397,839  616,731
 30   70  4,641   72,622  250,000  222,686  324,168  677,091  945,157

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,320.66 semi-annually, $1,160.33 quarterly, or $386.78 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '87
                       DEATH BENEFIT OPTION--CASH OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,641.31 INITIAL SCHEDULED PREMIUM(2)

                  USING MAXIMUM CONTRACTUAL MORTALITY CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                    0% GROSS(3)       6% GROSS(3)      12% GROSS(3)
          INITIAL   (-1.36% NET)      (4.64% NET)      (10.64% NET)
 POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
 YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
 ---  --- ------- ------  -------   ------  -------   ------  -------
  1    41 $4,641  $ 1,010 $250,000 $  1,097 $250,000 $  1,185 $250,000
  2    42  4,641    4,238  250,000    4,616  250,000    5,005  250,000
  3    43  4,641    7,370  250,000    8,245  250,000    9,180  250,000
  4    44  4,641   10,399  250,000   11,984  250,000   13,740  250,000
  5    45  4,641   13,326  250,000   15,837  250,000   18,731  250,000
  6    46  4,641   16,144  250,000   19,804  250,000   24,192  250,000
  7    47  4,641   18,855  250,000   23,892  250,000   30,180  250,000
  8    48  4,641   21,454  250,000   28,102  250,000   36,751  250,000
  9    49  4,641   23,940  250,000   32,441  250,000   43,971  250,000
 10    50  4,641   26,306  250,000   36,909  250,000   51,910  250,000
 15    55  4,641   35,984  250,000   61,157  250,000  105,568  250,000
 20    60  4,641   40,862  250,000   88,565  250,000  193,463  338,610
 25    65  4,641   38,723  250,000  119,778  250,000  327,946  513,300
 30    70  4,641   24,158  250,000  156,058  250,000  528,852  746,851

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,320.66 semi-annually, $1,160.33 quarterly, or $386.78 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '87
                    DEATH BENEFIT OPTION--PROTECTION OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,641.31 INITIAL SCHEDULED PREMIUM(2)

                        USING CURRENT MORTALITY CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                    0% GROSS(3)       6% GROSS(3)      12% GROSS(3)
          INITIAL   (-1.36% NET)      (4.64% NET)      (10.64% NET)
 POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
 YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
 ---  --- ------- ------  -------   ------  -------   ------  -------
  1    41 $4,641  $ 1,009 $250,000 $  1,096 $250,000 $  1,184 $250,000
  2    42  4,641    4,238  250,000    4,614  250,083    5,000  250,374
  3    43  4,641    7,369  250,000    8,241  250,236    9,164  251,482
  4    44  4,641   10,399  250,000   11,976  250,458   13,703  253,341
  5    45  4,641   13,328  250,000   15,828  250,746   18,667  255,975
  6    46  4,641   16,317  250,000   19,970  251,109   24,295  259,443
  7    47  4,641   19,395  250,000   24,442  252,044   30,663  264,353
  8    48  4,641   22,520  250,000   29,218  253,598   37,805  270,767
  9    49  4,641   25,665  250,000   34,284  255,638   45,778  278,632
 10    50  4,641   28,808  250,000   39,635  258,080   54,649  287,944
 15    55  4,641   44,115  250,000   70,727  275,179  115,724  358,258
 20    60  4,641   57,586  250,000  109,157  299,407  221,141  383,754
 25    65  4,641   67,530  250,000  156,149  251,428  392,686  608,644
 30    70  4,641   72,622  250,000  217,437  316,363  668,713  933,376

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,320.66 semi-annually, $1,160.33 quarterly, or $386.78 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '87
                    DEATH BENEFIT OPTION--PROTECTION OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,641.31 INITIAL SCHEDULED PREMIUM(2)

                  USING MAXIMUM CONTRACTUAL MORTALITY CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                    0% GROSS(3)       6% GROSS(3)      12% GROSS(3)
          INITIAL   (-1.36% NET)      (4.64% NET)      (10.64% NET)
 POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
 YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
 ---  --- ------- ------  -------   ------  -------   ------  -------
  1    41 $4,641  $ 1,009 $250,000 $  1,096 $250,000 $  1,184 $250,000
  2    42  4,641    4,238  250,000    4,614  250,083    5,000  250,374
  3    43  4,641    7,369  250,000    8,241  250,236    9,164  251,482
  4    44  4,641   10,399  250,000   11,976  250,458   13,703  253,341
  5    45  4,641   13,325  250,000   15,824  250,746   18,654  255,975
  6    46  4,641   16,144  250,000   19,783  251,099   24,051  259,405
  7    47  4,641   18,854  250,000   23,860  251,514   29,938  263,660
  8    48  4,641   21,454  250,000   28,055  251,990   36,358  268,767
  9    49  4,641   23,940  250,000   32,374  252,525   43,362  274,757
 10    50  4,641   26,306  250,000   36,814  253,116   50,998  281,667
 15    55  4,641   35,984  250,000   60,759  256,882  100,585  331,432
 20    60  4,641   40,862  250,000   87,258  261,873  181,530  317,184
 25    65  4,641   38,723  250,000  116,073  267,923  309,518  484,022
 30    70  4,641   24,157  250,000  146,219  274,883  500,761  706,813

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,320.66 semi-annually, $1,160.33 quarterly, or $386.78 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                    APPENDIX II
SUMMARY OF POLICY CHARGES
  What sets cash value life insurance apart from other types of savings and investment vehicles? It is the only product creating immediate and substantial dollars in the form of a death benefit plus offering an accumulation component. This is unlike other vehicles that can only create dollars over time as contributions are made.
  All life insurance policies have basically the same charges, although the charges may be taken in different ways or at different points in time. VAL has two distinct ways to recover expenses from a standard policy:

I. CHARGES TAKEN FROM THE BASE PREMIUM:
  As we receive premium contributions each year, we take a certain percentage to partially cover expenses. A sales load is taken to pay commissions to the agent. Two charges are also taken as a percentage of the premium to cover the state premium tax and provide a guaranteed death benefit.
  Also, in the first year of any life insurance policy, two things are different than in ongoing years: a larger commission is paid, and the policy must be underwritten. To begin to cover these costs, an additional sales load and an underwriting charge are taken from the premium in just the first year. These two charges may be assessed on future increases in premium and face amount adjustments.

      CHARGES TAKEN FROM PREMIUM:                    PLUS, IN THE FIRST YEAR:
    ----------------------------------------------------------------------------------------
      7.00% Sales load                               Additional sales load (up to 23%)
                                                     Underwriting charge (up to $5/$1,000 of
      1.50% Face amount guarantee                     insurance coverage)
      2.50% State premium tax
      -----------------------
      11.00% TOTAL


II. CHARGES TAKEN FROM THE ACTUAL CASH VALUE:

  After the above charges are taken from the premium, the remaining amount is the net premium. The net premium is then invested in the guaranteed principal account and/or in the portfolios of the Funds you have selected which is referred to as the Variable Life Account. For a VAL insurance policy, the value in the Variable Life Account is determined by the number or units in each of your portfolios and their current value.
  There are two sets of charges that affect your actual cash value. One set is a direct charge and the other set is an indirect charge. The direct set is the cost of insurance and an administration charge which is taken from the policy actual cash value on a monthly basis. (Refer to Table A.) The cost of insurance charge goes to cover the risk of death while the administration charge covers the cost of maintaining each policy. Transaction charges are also taken from the actual cash value as transactions occur.

                                    TABLE A

          DIRECT CHARGES TAKEN FROM ACTUAL CASH VALUE:
      --------------------------------------------------------------

           .Administration charge ($60/year)
           .Cost of insurance charge
           .If applicable: Transaction Charges

  In addition to the charges described above, there are additional charges for sub-standard risk policies. These charges are taken directly from the premium in the case of VAL '95 policies and as charges against the policy value on VAL '87 policies.

  The indirect set of charges include the Mortality and Expense Risk charge taken from the Variable Life Account plus the Advisory Fee and Fund Expense taken from the Funds. The Mortality and Expense Risk charge protects the insurance company from the risk that total policy charges may not be adequate to cover actual company expenses. The Fund charges cover the advisory fee of the fund manager and portfolio expense for each of VAL's portfolios.

  For illustration purposes, we use an average of the actual Mortality and Expense Risk Charge, Advisory Fee and Fund Expense which is 1.36 percent. These are listed for each portfolio in Table B.

  Your actual cash value is determined daily, net of the charges associated with the portfolios you have selected, so they do not appear as a direct expense. This is reflected illustratively by an assumed net rate of return. Consider this example: assumed gross rate of 9.00 percent--Average of actual expenses total in Table B of 1.36 percent = assumed net rate of return of 7.64 percent.

                          TABLE B -- INDIRECT CHARGES

       ACTUAL VARIABLE LIFE SEPARATE ACCOUNT EXPENSES AND FUND FEES

                                     MORTALITY                OTHER
                                    AND EXPENSE ADVISORY       FUND
            PORTFOLIO NAME             RISK       FEE     +  EXPENSES  =  TOTAL
   ----------------------------------------------------------------------------
     ADVANTUS SERIES FUND, INC.
     Growth.......................     0.50%     0.50%     +  0.05%     = 1.05%
     Bond.........................     0.50%     0.50%     +  0.07%     = 1.07%
     Money Market.................     0.50%     0.50%     +  0.09%     = 1.09%
     Asset Allocation.............     0.50%     0.50%     +  0.05%     = 1.05%
     Mortgage Securities..........     0.50%     0.50%     +  0.09%     = 1.09%
     Index 500....................     0.50%     0.40%     +  0.05%     = 0.95%
     Capital Appreciation.........     0.50%     0.75%     +  0.05%     = 1.30%
     International Stock..........     0.50%     0.71%     +  0.26%     = 1.47%
     Small Company................     0.50%     0.75%     +  0.07%     = 1.32%
     Value Stock..................     0.50%     0.75%     +  0.05%     = 1.30%
     Small Company Value..........     0.50%     0.75%     +  0.15%     = 1.40%
     Global Bond..................     0.50%     0.60%     +  1.00%     = 2.10%
     Index 400 Mid-Cap............     0.50%     0.40%     +  0.15%     = 1.05%
     Macro-Cap Value..............     0.50%     0.70%     +  0.15%     = 1.35%
     Micro-Cap Growth.............     0.50%     1.10%     +  0.15%     = 1.75%
     Real Estate Securities.......     0.50%     0.75%     +  0.15%     = 1.40%
     TEMPLETON VARIABLE PRODUCT
      SERIES:
     Developing Markets Fund Class
      2...........................     0.50%     1.25%     +  0.58%     = 2.33%
       AVERAGE....................     0.50%     0.67%     +  0.19%     = 1.36%

                                   LOGO



                           YOUR VAL PREMIUM AT WORK
                           ------------------------

                                              YEAR 1         YEAR 2          YEAR 3          YEAR 4
                                              $4,205         $4,205          $4,205          $4,205
  Variable Adjustable Life
  ------------------------                    Charges     Charges From    Charges From    Charges From
 . Male, Age 40, Non-smoker                    From         Premium         Premium         Premium
                                              Premium
 . $250,000 Insurance Benefit                                  Net             Net             Net
                                                            Premium         Premium         Premium
 . Cash Death Benefit Option                      Net
                                               Premium
                                                  |             |               |               |
                                                  |             |               |               |
+ Net Rate X Actual Cash Value
                                               ------------------------------------------------------
                                                                To Actual Cash Value
                                               ------------------------------------------------------
-------------------------------------
  9.00%  Gross Rate
 -1.36%  Charges from Variable Life
 ______  Account & Series Fund
  7.64%  Net Rate
-------------------------------------

- Charges from Actual Cash Value

----------------------------
 Administration Fee
 Cost of Insurance Charge
----------------------------

= VAL-SD Policy Values                          $1,012         $4,452           $8,121         $12,030

[_] Charges taken annually from the $4,205 premium: sales load (7%), premium tax
    (2.5%) and death benefit guarantee (1.5%). Charges taken from the $4,205 premium in the first year only: sales load (23%) and underwriting charge (up to $5 per $1,000).

  + Net Rate reflects the Mortality & Expense Risk Charge of 0.50% is taken from the Variable Life Account with the Advisory Fee and Fund Expenses taken from the Funds. This rate is for illustrative purposes and is not an indication of future results.

  - Administrative fee is $60 a year. Cost of insurance charge is the cost of providing the death benefit which varies based on age, gender, health, premium level and duration.

                                    VAL '95
                       DEATH BENEFIT OPTION--CASH OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,205.30 INITIAL SCHEDULED PREMIUM(2)

                        USING CURRENT MORTALITY CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                    0% GROSS(3)       9% GROSS(3)      12% GROSS(3)
          INITIAL   (-1.36% NET)      (7.64% NET)      (10.64% NET)
 POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
 YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
 ---  --- ------- ------  -------   ------  -------   ------  -------
  1    41 $4,205  $   900 $250,000 $  1,012 $250,000 $  1,050 $250,000
  2    42  4,205    3,939  250,000    4,452  250,000    4,628  250,000
  3    43  4,205    6,902  250,000    8,121  250,000    8,553  250,000
  4    44  4,205    9,784  250,000   12,030  250,000   12,857  250,000
  5    45  4,205   12,588  250,000   16,201  250,000   17,582  250,000
  6    46  4,205   15,306  250,000   20,647  250,000   22,769  250,000
  7    47  4,205   17,938  250,000   25,394  250,000   28,475  250,000
  8    48  4,205   20,598  250,000   30,595  250,000   34,889  250,000
  9    49  4,205   23,305  250,000   36,293  250,000   42,095  250,000
 10    50  4,205   26,030  250,000   42,505  250,000   50,157  250,000
 15    55  4,205   39,422  250,000   82,342  250,000  106,567  250,000
 20    60  4,205   51,091  250,000  141,158  259,496  202,522  365,451
 25    65  4,205   59,169  250,000  226,245  368,344  358,532  571,777
 30    70  4,205   62,136  250,000  344,887  501,710  608,937  866,375

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,102.65 semi-annually, $1,051.33 quarterly, or $350.45 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 9%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '95
                       DEATH BENEFIT OPTION--CASH OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,205.30 INITIAL SCHEDULED PREMIUM(2)

                  USING MAXIMUM CONTRACTUAL MORTALITY CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                    0% GROSS(3)       9% GROSS(3)      12% GROSS(3)
          INITIAL   (-1.36% NET)      (7.64% NET)      (10.64% NET)
 POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
 YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
 ---  --- ------- ------  -------   ------  -------   ------  -------
   1   41 $4,205  $   900 $250,000 $  1,012 $250,000 $  1,050 $250,000
   2   42  4,205    3,939  250,000    4,452  250,000    4,628  250,000
   3   43  4,205    6,902  250,000    8,121  250,000    8,553  250,000
   4   44  4,205    9,784  250,000   12,030  250,000   12,857  250,000
   5   45  4,205   12,588  250,000   16,201  250,000   17,582  250,000
   6   46  4,205   15,306  250,000   20,647  250,000   22,769  250,000
   7   47  4,205   17,935  250,000   25,388  250,000   28,466  250,000
   8   48  4,205   20,475  250,000   30,445  250,000   34,728  250,000
   9   49  4,205   22,922  250,000   35,844  250,000   41,618  250,000
  10   50  4,205   25,271  250,000   41,606  250,000   49,201  250,000
  15   55  4,205   35,273  250,000   76,846  250,000  100,494  250,000
  20   60  4,205   41,268  250,000  126,230  250,000  184,663  335,593
  25   65  4,205   41,075  250,000  195,938  321,231  314,574  505,780
 30    70  4,205   29,787  250,000  286,691  420,881  509,990  733,045

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,102.65 semi-annually, $1,051.33 quarterly, or $350.45 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 9%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 APPENDIX III
ILLUSTRATION OF DEATH BENEFIT CALCULATION

  As an example of the calculation of the death benefit under the Policy, assume a Policy and an insured with the following characteristics: The insured is a male, age 40 at Policy issue, and a non-smoker. The Variable Adjustable Life Insurance Policy has a face amount of $250,000, with a level face amount and premiums for the life of the insured and the Protection Option has been chosen as the form of the death benefit. Further, assume that 100 percent of net premiums are invested in the Variable Life Account sub-accounts, that the gross investment rate in the Variable Life Account was 12 percent each year and that Minnesota Mutual deducted current mortality charges. This situation is shown in Appendix I, "Illustrations of Policy Values, Death Benefits and Premiums," on page 81 of this prospectus.
  Now, further assume that the insured dies at age 50, after the Policy has been in force for a period of ten years and during which time all of the premiums have been paid. No policy loans or withdrawals have been made under the Policy.

  Given these assumptions, the policy value of a VAL '95 Policy (the actual cash value plus any policy loan) on the date of the insured's death--composed of the Policy's interest in one or more of the sub-accounts of the Variable Life Account--is equal to $49,544. Under the Protection Option the death benefit will be $299,544.

  Given these assumptions, the policy value of a VAL '87 Policy (the actual cash value plus any policy loan) on the date of the insured's death--composed of the Policy's interest in one or more of the sub-accounts of the Variable Life Account--is equal to $54,649. Under the Protection Option the death benefit will be $298,741.
  The total proceeds payable under either Policy would be adjusted to include any additional insurance provided by an additional benefit agreement and the amount payable would be reduced by any unpaid policy charges or any policy loan.

  As an alternative, consider the same example, except that the owner elected the Cash Option death benefit. This situation is shown in Appendix I, "Illustrations of Policy Values, Death Benefits and Premiums," on page 81 of this prospectus.

  The death benefit under the Cash Option does not vary from the Policy's face amount until the Policy becomes paid-up. In this example, again assuming timely payment of premiums, no withdrawals and no policy loan activity, the policy value on the date of the insured's death would be $50,157 in the case of a VAL '95 Policy and $55,011 for a VAL '87 Policy. These are higher values than those under the Protection Option, reflecting lower mortality costs charged to the Policy because of the level death benefit. Here, the death benefit is the current face amount or $250,000.
  In determining the total proceeds payable under the Policy, the same adjustments are made to the death benefit as described under the Protection Option. However, under the Cash Option any premium paid beyond the end of the policy month in which the insured died is also included as part of the Policy proceeds.

                                                                    APPENDIX IV
POLICY LOAN EXAMPLE

  As an example of the effect of a policy loan upon the Policy and upon the death benefit, assume a VAL '95 Policy and an insured with the following characteristics: The insured is a male, age 40 at Policy issue, and a non-smoker. The Variable Adjustable Life Insurance Policy has a face amount of $250,000, with a level face amount and premiums for the life of the insured and the Protection Option has been chosen as the form of the death benefit. Further, assume that 100 percent of net premiums are invested in the sub-accounts of the Variable Life Account, that the gross investment rate in the Variable Life Account was 12 percent each year and that Minnesota Mutual deducted current mortality charges. This situation is shown in Appendix I, "Illustrations of Policy Values, Death Benefits and Premiums," on page 81 of this prospectus.
  Now assume that the insured, who is also the owner of the Policy, takes a policy loan in the amount of $5,000 at the end of the fourth policy year and after all premiums have been paid for that year.
  When a loan is taken, the actual cash value invested in the Variable Life Account is reduced by the amount borrowed and any unpaid interest. The amount is then transferred to the loan account. Interest is charged on the policy loan as described in the Policy, but for purposes of this example, assume a policy loan interest rate of 8 percent per annum. Interest is also credited to a Policy when there is a policy loan. Interest credits on a policy loan are at a rate which is not less than the policy loan interest rate less 2 percent per annum. The interest credit in this example would then be 6 percent.
  The following table shows the effect on the year five values, namely those values at the end of that year, if a policy loan of $5,000 is made at the end of the fourth year.


     Policy Value
With Loan  Without Loan
---------  ------------
 $17,203     $17,435

      End of Year
  Total Death Benefit
 With Loan  Without Loan
 ---------  ------------
 $267,203     $267,435

  Note that the difference in policy values here represents the difference between the actual Policy performance in the sub-accounts of the Variable Life Account and the interest credited on the principal amount of the policy loan. If interest credited on a policy loan exceeds the Policy performance, then a Policy with a loan will have a greater value than a Policy with no loan activity. Where Policy performance exceeds the interest credited on a policy loan, the resulting policy value will be lower than it would have been if the loan were not made.
  Now consider an identical situation to that above except that the owner has elected the Cash Option death benefit. The following table shows the effect on the same year five values if a policy loan of $5,000 is made at the end of the fourth year.


     Policy Value
With Loan  Without Loan
---------  ------------
 $17,349     $17,582

      End of Year
  Total Death Benefit
 With Loan  Without Loan
 ---------  ------------
 $250,000     $250,000

  The values above under the "With Loan" headings are policy values, which is the actual cash value of a Policy plus any policy loan. If the owner were to surrender the Policy at the end of the fifth year, he would receive only the actual cash value in the sub-accounts of the Variable Life Account.
  Similarly, if the insured were to die at the end of the fifth year we would pay out the death benefit listed under the "With Loan" heading less the amount of the policy loan.

 APPENDIX V
EXAMPLE OF SALES LOAD COMPUTATION
  As an example of the method we use to compute sales load, assume a protection type plan where the annual base premium is $1,000 and where the premium paying period, prior to any reduction in face amount, is 20 years. The insured is a male, age 35 with a life expectancy of 38 years. As premiums are paid in each year, we will assess a basic sales load of 7 percent or $70 in each year. Also, as premiums are paid in the first year, we will assess a first year sales load of 23 percent or $230. Therefore, in the first year the sales load charges will total $300 or 30 percent ($300 / $1,000), and over the 15 year period from policy issue sales load charges will total $1,280 or 8.54 percent ($1,280 / $15,000).
  Compliance with the 9 percent limitation will be achieved by reducing the first year sales load, if necessary. For example, consider a Policy with a protection type plan where the annual base premium is $1,000 and where the premium paying period prior to any reduction in face amount is 20 years. Further assume that the insured is a male, age 72 at issue, with a life expectancy of 9 years. In this case, the first year sales load must be reduced so that the total sales load will not exceed 9 percent over the life expectancy of the insured. As premiums are paid in each year we will assess the basic sales load of 7 percent, or $70, but the first year sales load applicable to premiums paid in the first year will be reduced from 23 percent to 18 percent, or $180. Therefore, in the first year the sales load charges will total $250 or 25 percent ($250 / $1,000), and over the period of the insured's life expectancy sales load charges will total $810 or 9 percent ($810 / $9,000).
  As an example of the method we use to assess sales load when an adjustment occurs during a period in which a first year sales load is being collected, consider a Policy where an adjustment is made after one-half of the first annual premium is paid. Assume that the premium is $1,000 annually as in the example above and further assume that the premiums are being paid on a monthly basis, $83.33 per month. As premiums are paid in each year we will assess a basic sales load of 7 percent of premiums received or $70 in that year. A first year sales load, taken in addition to the basic sales load, would also be assessed in a total amount of $230. Now assume an adjustment is made, after the payment of six monthly premiums, and that the premium is increased from $1,000 to $1,200. Both before and after the adjustment we will continue to assess a basic sales load of 7 percent of the premiums received. However, since only one-half of the first year sales load of $230 has been collected, a first year sales load of $115 remains to be collected. The $200 increase in premium will also be assessed a first year sales load of 23 percent, or $46. Both are added together and will be collected in the 12 months following the adjustment. Therefore, after the adjustment of the premium to a $1,200 amount, and assuming that premiums continue to be paid on a monthly basis, each monthly premium of $100 will be subjected to a total sales load amount of $20.42, consisting of $7 of basic sales load, and $13.42 of first year sales load.

                                                                    APPENDIX VI
                             AVERAGE ANNUAL RETURNS
                          TWENTY-YEAR HOLDING PERIODS

                                   LOGO



Type           1956   1961   1966   1971  1976  1981   1986   1991   1996   1997
-----          ----   ----   ----   ----  ----  ----   ----   ----   ----   ----
U.S. Treasury   .77   1.37   2.19   3.28  4.34  5.93   7.38   7.72   7.28   3.76
Inflation      3.46   3.37   2.15   2.22  3.80  5.62   6.24   6.24   5.19   3.10
Bonds          2.23   2.22   2.15   2.77  4.34  3.11   7.63   9.43   9.71   5.73
Stocks        11.20  16.86  13.72  11.65  7.91  7.64  10.17  11.89  14.55  11.00



Ending periods from 1955-1997
Source: Stocks, Bonds, Bills and Inflation (SBBI), Encorr Software, Ibbotson
      Associates, Inc., Chicago, All rights reserved.

  The above information contains the average annual rate of return over twenty-year holding periods for common stocks (S&P 500), high grade corporate bonds, 30-day U.S. Treasury bills, and inflation (example: 1937-1956, 1942-1961, etc.). These average rates assume reinvestment of capital gains, dividends and interest. This is a retrospective view of performance and should in no way be construed as a projection of future trends.
  This graph shows that even though stock investments tend to be more volatile in short time intervals historically, they have generated rates of return that have consistently been higher than inflation. Bonds and U.S. Treasury bills have not always kept up with inflation. The figures do not take into account the charges associated with a Variable Adjustable Life policy, but do indicate the potential gain of holding the assets illustrated.

  Some additional statistics on the performance of stocks in relation to high grade, long-term corporate bonds and U.S. Treasury bills over the 53 twenty-year periods beginning in 1926 and ending in 1997 include:

    The average annual return of stocks was higher than that of bonds in 50 of the 53 periods.

    The average annual return of stocks was higher than that of U.S. Treasury bills in all of the 53 periods.

    The average annual return of stocks was higher than inflation in all of the 53 periods.

  In the 43 thirty-year periods beginning in 1926 and ending in 1997, the average annual return of stocks was higher than that of bonds, U.S. Treasury bills and inflation in all 43 time periods.

  From 1926 through 1997, the average annual return for this 72 year period was:

    11.0% for common stocks

    5.73% for high grade, long-term corporate bonds

    3.76% for U.S. Treasury bills

APPENDIX VII
                                    S&P 500

                       PERFORMANCE HISTORY 1926-1997

                         [BAR GRAPH APPEARS HERE]



Yr. ANNUAL TOTAL RETURN
26                11.62
                   37.5
                   43.6
                   -8.4
                  -24.9
                  -43.3
                   -8.2
                     54
                   -1.4
                   47.7
                   33.9
                    -35
                   31.1
                      0
40                 -9.8
                   11.6
                   20.3
                   25.9
                   19.8
                   36.4
                   -8.1
                    5.7
                    5.5
                   18.8
50                 31.7
                     24
                   18.4
                  -0.01
                   52.6
                   31.6
                    6.6
                  -10.8
                   43.4
                     12
60                    0
                   26.9
                   -8.7
                   22.8
                   16.5
                   12.5
                  -10.1
                     24
                   11.1
                   -8.5
70                    4
                   14.3
                     19
                  -14.7
                  -26.5
                   37.2
                   23.8
                   -7.2
                    6.6
                   18.4
80                 32.4
                   -4.9
                   21.4
                   22.5
                    6.3
                   32.2
                   18.5
                    5.2
                   16.8
                   31.5
                   -3.2
                   30.4
                   7.67
                   9.99
                   1.31
95                37.43
96                23.07
97                33.36



Source: Stocks, Bonds, Bills and Inflation (SBBI), Encorr Software, Ibbotson
      Associates, Inc., Chicago. All rights reserved.

  The above chart illustrates that, in any calendar year, the rate of return for stocks can be positive or negative. However, when viewed over the entire period of 72 years, stocks have had a positive return in more than two out of every three years. For the person with a long term view, the results of this pattern have been very rewarding.

                                                                  APPENDIX VIII
                                RANGE OF RETURNS
         ROLLING PERIOD RETURNS USING IBBOTSON ASSET CLASS INFORMATION*

                            (1960 THROUGH 1997)

                           [BAR GRAPH APPEARS HERE]


1 YEAR                      HIGH %         LOW %         MEAN %
ROLLING PERIOD              RETURN         RETURN        RETURN
-----------------------     ------         ------        --------
Small Cap                   83.57          -30.9         17.46763
Large Cap Stocks (S&P 500)  37.43          -26.47        12.73526
Corporate Bonds             42.56           -8.09         8.075263
Government Bonds            29.1            -5.14         7.723947
United States T-Bills       14.71            2.13         6.081842


5 YEAR                      HIGH %         LOW %         MEAN %
ROLLING PERIOD              RETURN         RETURN        RETURN
-----------------------     ------         ------        -------
Small Cap                   39.8           -12.25        15.4994
Large Cap Stocks (S&P 500)  20.4            -2.36        11.1074
Corporate Bonds             22.51           -2.22         7.60882
Government Bonds            16.98            2.08         7.70706
United States T-Bills       11.12            2.83         6.33029


10 YEAR                     HIGH %         LOW %         MEAN %
ROLLING PERIOD              RETURN         RETURN        RETURN
-----------------------     ------         ------        --------
Small Cap                   30.38           3.2          14.187241
Large Cap Stocks (S&P 500)  18.05           1.24         10.7228
Corporate Bonds             16.32           1.68          7.68966
Government Bonds            13.13           3.48          7.91207
United States T-Bills        9.17           3.88          6.57034


15 YEAR                     HIGH %         LOW %         MEAN %
ROLLING PERIOD              RETURN         RETURN        RETURN
-----------------------     ------         ------        ----------
Small Cap                   23.33           5.87         14.92916667
Large Cap Stocks (S&P 500)  17.52           4.31         10.61416667
Corporate Bonds             13.66           3.08          7.829583333
Government Bonds            11.27           4.75          8.21125
United States T-Bills        8.32           4.56          6.970416667


20 YEAR                     HIGH %         LOW %         MEAN %
ROLLING PERIOD              RETURN         RETURN        RETURN
-----------------------     ------         ------        ----------
Small Cap                   20.33          11.47         15.217368
Large Cap Stocks (S&P 500)  16.65           6.76         10.326316
Corporate Bonds             10.58           3.03          7.3921053
Government Bonds             9.85           4.84          7.8436842
United States T-Bills        7.72           5.09          6.7889474


30 YEAR                     HIGH %         LOW %         MEAN %
ROLLING PERIOD              RETURN         RETURN        RETURN
-----------------------     ------         ------        ----------
Small Cap                   15.1           13.47         14.2944444
Large Cap Stocks (S&P 500)  12.12           9.95         10.7366667
Corporate Bonds              8.86           6.8           7.62111111
Government Bonds             8.52           7.34          7.94777778
United States T-Bills        6.77           6.34          6.63



Source: Ibbotson & Associates.
* Past performance is no guarantee of future results.

  The above chart illustrates the volatility in the rate of return for stocks, represented by Small Cap Stocks, Large Cap Stocks (S&P 500), Corporate Bonds, Gov't Bonds, and U.S. T-Bills for progressively longer holding periods. The volatility is reduced as the holding period is increased from one year to just five years. For holding periods of 10 years or longer, volatility of return is reduced even more. These longer holding periods have produced returns that are quite consistent, and are very attractive when compared with the returns from U.S. Treasury bills and high-grade, long-term corporate bonds.
  The strategy of reducing the year-to-year volatility in the rate of return for stocks by lengthening the holding period can work to the advantage of a person who buys a cash value life insurance policy like Variable Adjustable Life, and utilizes stock sub-accounts. That's because the holding period for such a policy typically can be extremely long--at least 10 years, and possibly 20, 30 or more years.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

    The Facing Sheet.
    Cross Reference Sheet.
    Part I

          The prospectus consisting of 103 pages.
    Part II
          Undertakings - Indemnification; previously filed.

          Representation of Insurer Pursuant to (S)26 of the Investment Company Act of 1940.
          The Minnesota Mutual Life Insurance Company ("Company") hereby represents that the fees and charges deducted under the policies issued pursuant to this Registration Statement, in the aggregate, are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
    The Signatures.
    Written consents of the following persons:
          Donald F. Gruber, Esq.
          KPMG Peat Marwick LLP
          Jaymes G. Hubbell, F.S.A.
          Jones & Blouch L.L.P.
    The following Exhibits:

A.  Exhibits described in Item IX(A) of Form N-8B-2.

    (1) The indenture or agreement under the terms of which the trust was organized or issued securities.

            Resolution of the Board of Trustees of The Minnesota Mutual Life Insurance Company dated October 21, 1985, previously filed as Exhibit A(1) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

    (2) The indenture or agreement pursuant to which the proceeds of payments of securities are held by the custodian or trustee, if such indenture or agreement is not the same as the indenture or agreement referred to immediately above.

            None.

    (3) Distributing Policies:

        (a) Agreements between the trust and principal underwriter or between the depositor and principal underwriter.

                 Distribution Agreement, previously filed as Exhibit A(3)(a) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

        (b) Specimen of typical agreements between principal underwriter and dealers, managers, sales supervisors and salemen.

                 Agent and General AGent Sales Agreements, previously filed as Exhibit A(3)(b) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

        (c) Schedules of sales commissions referred to in Item 38(c).

                 Combined with the Exhibit listed under A. (3)(b) above.

    (4) Any agreement between the depositor, principal underwriter and the custodian or trustee other than indentures or agreements set forth above as paragraphs (1), (2) and (3) with respect to the trust or its securities.

            None.

    (5) The form of each type of security.

        (a) Variable Adjustable Life Insurance Policy; form 86-660, previously filed as Exhibit A(5)(a) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

        (b) Variable Adjustable Life Insurance Policy; form 87-670, previously filed as Exhibit A(5)(b) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(c) Variable Adjustable Life Insurance Policy; form 90-670, previously filed as Exhibit A(5)(c) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(d) Variable Adjustable Life Insurance Policy; form 95-670, previously filed as Exhibit A(5)(d) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(e) Guaranteed Principal Account Agreement, form 90-930, previously filed as Exhibit A(5)(e) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(f) Family Term Agreement-Children, form 86-904, previously filed as Exhibit A(5)(f) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(g) Exchange of Insureds Agreement, form 86-914, previously filed as Exhibit A(5)(g) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(h) Face Amount Increase Agreement, form 86-915, previously filed as Exhibit A(5)(h) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(i) Cost of Living Increase Agreement, form 86-916, previously filed as Exhibit A(5)(i) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(j) Waiver of Premium Agreement, form 86-917, previously filed as Exhibit A(5)(j) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(k) Survivorship Life Agreement, form 90-929, previously filed as Exhibit A(5)(k) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(l) Accelerated Benefit Agreement, form 92-931, previously filed as Exhibit A(5)(l) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(m)  Short Term Agreement, form E324.1 3-65.

(n) Policy Enhancement Agreement, form 95-941, previously filed as Exhibit A(5)(n) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 11, is hereby incorporated by reference.

        (o) Protection Option Amendment, form 98-945.

    (6) The certificate of incorporation or other instrument of organization and bylaws of the depositor.

        (a) Charter of the Depositor, previously filed as Exhibit A(6) (a) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.


        (b) Bylaws of the Depositor, previously filed as Exhibit A(6) (b) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

    (7) Any insurance policy under a contract between the trust and the insurance company or between the depositor and the insurance company, together with the table of insurance premiums.

            None.

    (8) Any agreement between the trust or the depositor concerning the trust with the issuer, depositor, principal underwriter or investment adviser of any underlying investment company or any affiliated person of such persons.

            None.

    (9) All other material contracts not entered into in the ordinary course of business of the trust or of the depositor concerning the trust.

            None.

   (10) Form of application for a periodic payment plan certificate.

        (a) New Issue Application - Part 1, form F. 3198 Rev. 3-91.

        (b) Application - Part 3 - Authorization New Issue; form F. 42663 Rev. 10-1997.

        (c) Policy Change Application - Part 1, form F. 44096 Rev. 10-1997.

        (d) Policy Change Application - Part 3, form F. 44098 Rev. 10-1997.

        (e) Variable Suitability Application - New Issue, form F. 48653 2-1998.

        (f) Variable Suitability Application - Policy Change, form F. 48654 Rev. 2-1998.

B.  A Specimen or Copy of Each Security Being Registered.

        See Exhibits Listed under A. (5).

C. An opinion of counsel as to the legality of the securities being registered.

                 Opinion and Consent of Donald F. Gruber, Esq.

D.  Consent of KPMG Peat Marwick LLP.

E.  Opinion and Consent of Mr. Jaymes G. Hubbell, F.S.A.

F.  Consent of Jones & Blouch L.L.P.

G.  Adjustment Computation Required by Rule 6e-2(b)(13)(v)(B).

          Combined with the Exhibit listed under H below.

H. Memorandum on Administrative Procedures with Respect to Issuance, Transfer and Redemption, Required by Rule 6e-2(b)(12)(ii).

          Combined with the Exhibit listed under G above.

I. Notice of Withdrawal Right and Statement of Charges Required by Rule 6e-2(b)(13)(viii)(c).

    (1) Notice of Withdrawal Right and Request for Cancellation of Policy previously filed as Exhibit I(1) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 11, is hereby incorporated by reference.

    (2) Notice of Withdrawal Right and Request for Cancellation of Policy Adjustment, previously filed as Exhibit I(2) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

J.  Financial Data Schedule

    (1)   Growth Sub-Account.

    (2)   Bond Sub-Account.

    (3)   Money Market Sub-Account.

    (4)   Asset Allocation Sub-Account.

    (5)   Mortgage Securities Sub-Account.

    (6)   Index 500 Sub-Account.

    (7)   Capital Appreciation Sub-Account.

    (8)   International Stock Sub-Account.

    (9)   Small Company Sub-Account.

    (10)  Value Stock Sub-Account.

K. The Minnesota Mutual Life Insurance Company - Power of Attorney to Sign Registration Statements.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Minnesota Mutual Variable Life Account, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 27th day of February, 1998.


                                 MINNESOTA MUTUAL VARIABLE LIFE ACCOUNT
                                                   (Registrant)

                                 By: THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
                                                   (Depositor)



                                 By /s/ Robert L. Senkler
                                    --------------------------------------------
                                                 Robert L. Senkler
                                          Chairman of the Board, President
                                            and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the Depositor, The Minnesota Mutual Life Insurance Company, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 27th day of February, 1998.


                                 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY



                                 By /s/ Robert L. Senkler
                                    --------------------------------------------
                                                 Robert L. Senkler
                                          Chairman of the Board, President
                                            and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.

         Signature               Title                            Date
         ---------               -----                            ----

*                                Chairman of the Board,
---------------------------      President and Chief
Robert L. Senkler                Executive Officer


*                                Trustee
---------------------------
Giulio Agostini

         Signature               Title                         Date
         ---------               -----                         ----

*                                Trustee
---------------------------
Anthony L. Andersen


                                 Trustee
---------------------------
John F. Grundhofer


*                                Trustee
---------------------------
Harold V. Haverty


*                                Trustee
---------------------------
David S. Kidwell, Ph.D.


*                                Trustee
---------------------------
Reatha C. King, Ph.D.


*                                Trustee
---------------------------
Thomas E. Rohricht


*                                Trustee
---------------------------
Terry N. Saario, Ph.D.


*                                Trustee
---------------------------
Michael E. Shannon


*                                Trustee
---------------------------
Frederick T. Weyerhaeuser


/s/ Gregory S. Strong            Vice President                February 27, 1998
---------------------------      (chief financial officer)
Gregory S. Strong


/s/ Gregory S. Strong            Vice President                February 27, 1998
---------------------------      (chief accounting officer)
Gregory S. Strong


/s/ Dennis E. Prohofsky          Attorney-in-Fact              February 27, 1998
---------------------------
*By Dennis E. Prohofsky


* Pursuant to power of attorney dated February 9, 1998, filed as Exhibit K to this Registration Statement.

                                 EXHIBIT INDEX


Exhibit Number    Description of Exhibit
--------------    ----------------------

5(m)              Short Term Agreement, form E324.1 3-65.

5(o)              Protection Option Amendment, form 98-945.

10(a)             New Issue Application - Part, form F. 3198 Rev. 10-1997.

10(b)             Application - Part 3 - Authorization New Issue; form F. 42663
                  Rev. 10-1997

10(c)             Policy Change Application - Part 1, form F. 44096 Rev.
                  10-1997.

10(d)             Policy Change Application - Part 3, form F. 44098 Rev.
                  10-1997.

10(e)             Variable Suitability Application - New Issue, form F. 48653
                  2-1998

10(f)             Variable Suitability Application - Policy Change, form
                  F. 48653  Rev. 2-1998

C.                Opinion and Consent of Donald F. Gruber, Esq.

D.                Consent of KPMG Peat Marwick LLP.

E.                Opinion and Consent of Mr. Jaymes G. Hubbell, F.S.A.

F.                Consent of Jones & Blouch L.L.P.

H. Memorandum on Administrative Procedures with Respect to Issuance, Transfer and Redemption, Required by Rule 6e-2(b)(12)(ii).

J(1)              Financial Data Schedule - Growth Sub-Account

J(2)              Financial Data Schedule - Bond Sub-Account

J(3)              Financial Data Schedule - Money Market Sub-Account

J(4)              Financial Data Schedule - Asset Allocation Sub-Account

J(5)              Financial Data Schedule - Mortgage Securities Sub-Account

J(6)              Financial Data Schedule - Index 500 Sub-Account

J(7)              Financial Data Schedule - Capital Appreciation Sub-Account

J(8)              Financial Data Schedule - International Stock Sub-Account

J(9)              Financial Data Schedule - Small Company Sub-Account

J(10)             Financial Data Schedule - Value Stock Sub-Account

K. The Minnesota Mutual Life Insurance Company - Power of Attorney to sign Registration Statements.